UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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GROCERY OUTLET HOLDING CORP.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GROCERY OUTLET bargain market®

2026

ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT

Dear Fellow Stockholders,
Fiscal 2025 was a year of important foundational work designed to meaningfully improve operations and return Grocery Outlet to its historical track record of strong performance and growth. We welcomed Jason Potter as President and Chief Executive Officer, brought in strong leaders across the business, continued to make progress on critical systems stabilization work, and sharpened our focus to allow us to close execution gaps and better deliver the distinctive value that only Grocery Outlet, with our unique sourcing capabilities and independent operator model, can offer.
This work was broad and deliberate: we strengthened leadership across operations, merchandising, supply chain, finance and information technology; upgraded tools and support for our independent operators; enhanced our systems; and launched our store refresh program. Early results were encouraging — store traffic rose, operator sentiment improved, and our store refresh pilots outperformed their control groups. These results reinforce our conviction that our differentiated business model continues to resonate when execution is strong.
Even so, our second-half performance fell short — for our customers, our stockholders, and ourselves. The pace of improvement did not match what we believe this business is capable of. A hard look at the business from end to end made clear that as cost pressures had intensified for consumers, we needed to strengthen the value perception of our offering. We responded swiftly and decisively. Entering 2026, we are doubling-down on our opportunistic product pipeline, optimizing our store network, and exiting locations without a viable path to sustained profitability.
Our priorities for the year ahead build on this foundation and are designed to restore historical levels of profitability. We are elevating the in-store experience across the fleet, expanding our store refresh program, and continuing to open new stores while closing underperforming store locations to operate a more focused store network designed to support stronger execution, profitability, and returns on invested capital. We remain equally committed to ensuring that our entrepreneurial independent operators have the tools, products, and support they need to serve their customers.
We have also continued to strengthen the expertise on our Board in line with our strategic priorities. Over the past year, we added four independent directors to our Board with relevant experience across the grocery, retail and consumer sectors, as well as proven leadership across strategic finance, operations, supply chain, technology and marketing.
Our recent results have not met our expectations, or those of our stockholders. However, the fundamentals of our model remain strong. Our dynamic, curated product assortment continues to resonate among value-conscious consumers, and our unique buying and selling approach remains a durable point of differentiation. We firmly believe that our recent performance challenges are rooted in execution, and we are taking decisive action across the company to drive meaningful performance improvement. We expect our 2026 performance will demonstrate the impact of this work, and look forward to updating you on our progress.
In closing, we thank our Grocery Outlet team members, independent operators, and suppliers for their dedication and countless contributions. We thank you for your continued support and look forward to welcoming you to our 2026 Annual Meeting.
Sincerely,

Eric J. Lindberg, Jr. Chairman of the Board	Erik D. Ragatz Lead Independent Director	Jason Potter President, Chief Executive Officer and Member of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Monday, June 1, 2026        11:00 a.m. Pacific Daylight Time
www.virtualshareholdermeeting.com/GO2026

To the Stockholders of Grocery Outlet Holding Corp.:
Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Grocery Outlet Holding Corp. (the “Company” and “our”) will be on Monday, June 1, 2026, at 11:00 a.m. Pacific Daylight Time online through a live webcast at www.virtualshareholdermeeting.com/GO2026 to take action on the following proposals:

Proposal		Board Recommendation	Page

1	Election of Ten Directors to Serve until the 2027 Annual Meeting of Stockholders	FOR each director nominee	94
2	Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2026	FOR	95
3	Advisory Vote to Approve Executive Compensation	FOR	96
4	Advisory Vote on the Frequency of Advisory Votes on Executive Compensation	EVERY YEAR	97
In addition, the Company will transact such other business as may properly come before the 2026 Annual Meeting and any adjournment or postponement thereof. Only stockholders of record as of April 7, 2026 will be entitled to attend and vote at the 2026 Annual Meeting and any adjournment or postponement thereof. There will not be a physical location for the 2026 Annual Meeting and you will not be able to attend the meeting in person.
By order of the Board of Directors,
Luke D. Thompson
EVP, General Counsel and Secretary
Emeryville, California
April 21, 2026
YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY VOTE OVER THE INTERNET OR BY TELEPHONE OR BY MAIL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE 2026 ANNUAL MEETING VIA LIVE WEBCAST.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2026: Our official Notice of the 2026 Annual Meeting, Proxy Statement and Annual Report on Form 10-K for Fiscal Year 2025 are available electronically at www.proxyvote.com

Non-GAAP Financial Measures. This Proxy Statement, includes non-GAAP financial measures that exclude the impact of certain amounts. Please note that the Company’s non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. For definitions, supplemental information and reconciliations to the most directly comparable GAAP financial measures, see pages 49-53 of our 2025 Annual Report for adjusted EBITDA, adjusted net income, and adjusted diluted EPS.

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement (the “Proxy Statement”). Prior to voting, you should read the Proxy Statement and our Annual Report on Form 10-K for Fiscal Year 2025 (the “2025 Annual Report”), which includes our consolidated financial statements and information about our operations and performance. These materials are available at www.proxyvote.com. This Proxy Statement and the accompanying proxy card initially are being made available on or about April 21, 2026.
As used in this Proxy Statement, references to “Grocery Outlet,” the “Company,” “we,” “us,” “our” or “our business” refers to Grocery Outlet Holding Corp. (collectively with its wholly owned subsidiaries), except as expressly indicated or the context otherwise requires. The information available on or through our website and any website referenced herein is not incorporated herein or otherwise part of this Proxy Statement.
Our fiscal year ends on the Saturday closest to December 31. References to Fiscal Year 2026, Fiscal Year 2025, Fiscal Year 2024, Fiscal Year 2023, Fiscal Year 2022 and Fiscal Year 2021 refer to the fiscal years ended January 2, 2027, January 3, 2026, December 28, 2024, December 30, 2023, December 31, 2022 and January 1, 2022, respectively. Fiscal Year 2025 included 53 weeks, while the other fiscal years listed included 52 weeks.
About Grocery Outlet Holding Corp.
Based in Emeryville, California, Grocery Outlet is a growth-oriented extreme value retailer of quality, name-brand consumables and fresh products sold primarily through a network of independently operated stores. Grocery Outlet and its subsidiaries have more than 540 stores in California, Washington, Oregon, Pennsylvania, Tennessee, Nevada, Idaho, North Carolina, Maryland, Ohio, Georgia, Virginia, New Jersey, Alabama, Delaware and Kentucky.
2026 Annual Meeting of Stockholders

Date:	June 1, 2026

Time:	11:00 a.m. Pacific Daylight Time

Location:	Via webcast at www.virtualshareholdermeeting.com/GO2026

Record Date:	April 7, 2026 Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote.

To participate in the 2026 Annual Meeting of Stockholders, including any postponement or adjournment thereof (the “2026 Annual Meeting”), you must have the sixteen-digit number that is shown on your Notice of Internet Availability or on your proxy or voting card (if you elected to receive proxy materials by mail).
Proposals and Voting Recommendations

Proposal		Board Recommendation	Page

1	Election of Ten Directors to Serve until the 2027 Annual Meeting of Stockholders	FOR each director nominee	94
2	Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2026	FOR	95
3	Advisory Vote to Approve Executive Compensation	FOR	96
4	Advisory Vote on the Frequency of Advisory Votes on Executive Compensation	EVERY YEAR	97

2026 Proxy Statement	1

Proxy Summary
Voting Methods
If you are a stockholder of record, you can vote in one of four ways:
✓Visit www.proxyvote.com to vote VIA THE INTERNET
✓Call 1-800-690-6903 to vote BY TELEPHONE
✓If you received a printed copy of the proxy materials, sign, date and return your proxy card in the prepaid enclosed envelope to vote BY MAIL
✓Attend virtually to vote DURING THE ANNUAL MEETING
To reduce our administrative and postage costs and the environmental impact of our 2026 Annual Meeting, we encourage stockholders to vote via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 31, 2026. Stockholders may revoke their proxies at the time and in the manner described on page 102 of this Proxy Statement.
If your shares of our common stock are held in “street name” through a bank, broker or other holder of record, you will receive voting instructions from the holder of record that you must follow in order for your shares to be voted. If you hold shares in this manner and wish to vote during the meeting, you must obtain a legal proxy from the bank, broker or other holder of record that holds your shares of our common stock.
Fiscal Year 2025 Highlights
Despite making progress on strategic priorities during Fiscal Year 2025, the Company’s financial performance for the year was below expectations. During the year, the Company appointed a new President and Chief Executive Officer and made several other executive leadership changes in support of efforts to improve operating performance. The Company also completed a restructuring program intended to improve execution and launched various commercial and cost-saving initiatives in an effort to accelerate sales and improve profitability.
Financial and operating highlights from Fiscal Year 2025 include:

$4.69 billion Net Sales, a 7.3% increase		0.5% increase Comparable Store Sales
($224.9) million Net Loss	($2.30) Diluted Net Loss Per Share	570 Stores at Fiscal Year End	37 Net New Stores Opened
$75.2 million Adjusted Net Income(1)	$0.76 Adjusted Diluted EPS(1)	$254.3 million Adjusted EBITDA(1), 5.4% of Net Sales
(1)See the Table of Contents for information regarding our non-GAAP financial measures.
For more complete information regarding our Fiscal Year 2025 performance, please review our 2025 Annual Report.

2

Proxy Summary
DIRECTOR NOMINEES
The following table provides summary information about each director nominee (with information as of April 7, 2026).

Name	Age	Position	Director Since

Frances L. Allen	63	Director	2026
John "Jeb" E. Bachman	70	Director, Chair of the Audit and Risk Committee and Member of the Compensation Committee	2019
Mary Kay Haben	69	Director, Chair of the Nominating and Corporate Governance Committee and Member of the Compensation Committee	2019
Carey F. Jaros	48	Director and Chair of the Compensation Committee	2020
Michael K. Kobayashi	61	Director and Member of the Audit and Risk Committee	2025
Eric J. Lindberg, Jr.	55	Chairman of the Board	2006
Lawrence "Chip" P. Molloy	64	Director and Member of the Audit and Risk Committee	2025
Jason Potter	55	Director and President and Chief Executive Officer	2025
Felicia D. Thornton	62	Director	2026
Jeffrey R. York	62	Director and Member of the Audit and Risk Committee	2010
BOARD OF DIRECTORS—GOVERNANCE PRINCIPLES
The Board recognizes the importance of taking a reasonable, measured approach in evolving our corporate governance practices as a public company. Set forth below are certain of our key governance principles:

What We Do		What We Don’t Do

✓	Declassified Board	X	No dual classes of common stock and no different voting rights

✓	Lead Independent Director role with significant responsibilities

		X	No poison pill

✓	A substantially independent Board, with fully independent Committees	X	No director overboarding under our policy

		X	No hedging or pledging

✓	Periodic Board refreshment to address evolving Board responsibilities and Company strategy	X	No super-majority voting provisions in our charter and bylaws

✓	Comprehensive Board and Committee annual evaluation process

✓	Regular executive sessions of independent directors

✓	Annual review of Committee charters and key governance policies

✓	Majority voting standard for director elections

✓	Significant Board and Committee oversight of strategy, risk, succession planning and ESG

✓	Certain stockholder rights to request a special meetings of stockholders

2026 Proxy Statement	3

Proxy Summary
Compensation of our Named Executive Officers
KEY ELEMENTS OF FISCAL YEAR 2025 NEO COMPENSATION
The key elements of our Named Executive Officers or NEO compensation program in Fiscal Year 2025 consisted of:
•Base salary;
•The Annual Incentive Plan, referred to as our “AIP”, an annual performance-based cash bonus that is subject to our achievement of two independent performance metrics, adjusted EBITDA and comparable store sales, over a one-year performance period. For Fiscal Year 2025, two operational goals related to a reduction in Company shrink and new store performance were added to the AIP metrics; and
•Long-term equity incentives, which for Fiscal Year 2025 consisted of time-based stock options (in lieu of time-based restricted stock units (“RSUs”) granted in prior years) and performance-based restricted stock units (“PSUs”), with the PSUs subject to our achievement of two independent performance metrics, net sales and Adjusted EPS, over a three-year performance period.
In Fiscal Year 2025, in line with our compensation philosophy that a significant portion of our executive pay be tied to company performance, approximately 84% of our President and Chief Executive Officer’s and 72% of our other NEOs target total direct compensation at Fiscal Year End was variable (or “at risk”), with value ultimately tied to either the achievement of financial and objective corporate goals, stock price performance, or both. In addition, the pay mix also is intended to provide a balance of short-term and long-term performance goals based on Company performance, as well as provide retention and motivation incentives by using time-based and performance-based equity.
For Fiscal Year 2025, the Compensation Committee adjusted the long-term equity incentive program for our Named Executive Officers to (i) utilize stock options in lieu of time-based RSUs and (ii) shift the mix of equity awards granted in Fiscal Year 2025 to 50% PSUs and 50% stock options, based on grant date value. Stock options align stockholder value and equity pay outcomes over time by tying realizable compensation solely to stock price appreciation. PSUs build on this alignment by introducing a structured pay-for-performance framework with ‘at risk’ compensation tied to multi-year performance objectives, reinforcing disciplined, long-term decision-making within our risk framework.
The charts below illustrate the target mix of pay for Fiscal Year 2025 (excluding new hire equity awards, benefits, and perquisites) for Mr. Potter and our other NEOs at Fiscal Year End. The Compensation Committee believes this pay mix appropriately aligns the interests of executives and our stockholders.
CEO Target Mix of Pay

66% Long-Term

16% Salary	18% AIP	33% Stock Options	33% PSUs

84% Variable
Other NEOs at Fiscal Year End Average Target Mix of Pay

56% Long-Term

28% Salary	16% AIP	28% Stock Options	28% PSUs

72% Variable

4

Proxy Summary
FISCAL YEAR 2025 NEO COMPENSATION DETERMINATIONS

Base Salary	AIP	Equity

✓Reasonable merit-based salary increases approved and effective mid-year
✓No change to target bonus opportunity as a percentage of base salary
✓Continued use of two financial performance metrics as primary measures
✓Two operational performance metrics added for Vice Presidents and above
✓Fiscal Year 2025 AIP bonuses were earned at 42.1% of target bonus

✓No change to target equity opportunity as a percentage of base salary
✓Replaced RSUs with stock options to align equity pay outcomes with an instrument whose value depends solely on stock price movements
✓Shifted the mix of equity awards to target PSUs (50% of grant value) and stock options (50% of grant value) from the prior mix of target PSUs and RSUs of 70% of grant value and 30% of grant value, respectively, for the CEO and 60% of grant value and 40% of grant value, respectively, for all other NEOs
✓Continued use of two PSU performance metrics, each with 50% weighting of grant value of target PSUs

2026 Proxy Statement	5

CORPORATE GOVERNANCE AND BOARD MATTERS
Board of Directors
DIRECTOR NOMINEES
Our board of directors (“Board of Directors” or “Board”) has nominated each of the directors listed below (with information as of April 7, 2026) to be elected at the 2026 Annual Meeting. Each nominee, if elected, would serve until the next annual meeting and until their successor is duly elected and qualified, or until any such director’s earlier resignation, retirement or other termination of service. In 2022, we amended our Amended and Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) to declassify our Board following approval by our stockholders. The Restated Certificate of Incorporation provides that commencing with the 2026 Annual Meeting, the Board shall cease to be divided into classes and directors will serve for a one-year term until the next annual meeting and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation, removal, disqualification or retirement.
After many years of service on the Board, Gail Moody-Byrd and Erik Ragatz will not stand for re-election at the 2026 Annual Meeting. The Board thanks them for their service and contributions. At the conclusion of their current terms, the Board size will be reduced to ten effective as of the date of the 2026 Annual Meeting. Set forth below are the ten directors standing for election at the 2026 Annual Meeting. Mr. Potter was appointed to the Board in connection with his appointment as our President and Chief Executive Officer. Four director nominees, Messrs. Kobayashi and Molloy and Mss. Allen and Thornton, were appointed by the Board over the past year as part of the Board’s refreshment efforts intended to enhance Board expertise aligned with the Company’s strategic priorities. Each of Messrs. Kobayashi and Molloy and Mss. Allen and Thornton were selected to join the Board following a national search conducted with the assistance of a leading independent search firm.

Name	Age	Position

Frances L. Allen	63	Director
John "Jeb" E. Bachman	70	Director, Chair of the Audit and Risk Committee and Member of the Compensation Committee
Mary Kay Haben	69	Director, Chair of the Nominating and Corporate Governance Committee and Member of the Compensation Committee
Carey F. Jaros	48	Director and Chair of the Compensation Committee
Michael K. Kobayashi	61	Director and Member of the Audit and Risk Committee
Eric J. Lindberg, Jr.	55	Chairman of the Board
Lawrence "Chip" P. Molloy	64	Director and Member of the Audit and Risk Committee
Jason Potter	55	Director and President and Chief Executive Officer
Felicia D. Thornton	62	Director
Jeffrey R. York	62	Director and Member of the Audit and Risk Committee

6

Corporate Governance and Board Matters
SPECIFIC SKILLS, EXPERIENCE AND QUALIFICATIONS OF DIRECTOR NOMINEES
Our Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of continuing directors and potential director candidates and recommending to the Board those persons to be nominated for election or appointed to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be set forth in any stockholders agreement of which the Company is a party. The Nominating and Corporate Governance Committee also monitors the mix of specific experience, qualifications and skills of directors to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
This process has led to periodic Board refreshment since our IPO in June 2019. We periodically evaluate Board refreshment as a means to increase the breadth of skills and industry experience on the Board. Mr. Potter was appointed to the Board in 2025 in connection with his appointment as our President and Chief Executive Officer. Four director nominees, Messrs. Kobayashi and Molloy and Mss. Allen and Thornton, were appointed by the Board over the past year as part of the Board’s refreshment efforts intended to enhance Board expertise aligned with the Company’s strategic priorities.
Notable Statistics

8 of 10 independent director nominees	3.4 years median director nominee tenure	5 new directors since the beginning of FY25
In addition, we have four female director nominees (and two Board Committees chaired by a woman) and two ethnically diverse director nominees.
Set forth below are the criteria of key skills, experience and expertise evaluated by our Nominating and Corporate Governance Committee and Board, along with the number of directors who possess each skill. In determining the number of directors who possessed each skill, we focused on primary skill sets each director contributes rather than general qualifications or experience in a certain area. Accordingly, a director not included in the number for a particular category does not necessarily mean that the individual does not possess such skill, qualification, or experience. For each qualification and skill, we focused on key minimum criteria:
•For at least a specified period of time, such skill or qualification must have been acquired through senior management experience (C-suite or equivalent and direct reports) or, in certain cases, board member experience (other than experience on our Board)
•The applicable companies where such skill or qualification was acquired must be of a reasonable size, maturity and/or possess similar factors that would be reasonably relevant to Grocery Outlet

2026 Proxy Statement	7

Corporate Governance and Board Matters

Industry and Business Skills and Qualifications

Number of Director Nominees	Skill or Qualification, and Definition	Alignment with Company’s Industry, Business and Strategy

10	Retail and/or Consumer Packaged Goods Experience A person who has provided operational and strategic oversight with a company primarily in retail and/or consumer packaged goods	We are a growth oriented extreme value retailer of quality, name-brand consumables and fresh products.

7
Supply Chain and/or Logistics Expertise
A person who has provided operational and strategic oversight (i) with a company where supply chain or logistics is key to operational success, (ii) with a relevant supply chain or logistics consulting firm, or (iii) as technical leader of supply chain or logistics department of company (especially having led a transformation of supply chain)

Our speed and efficiency in responding to supplier needs, combined with specialized supply chain capabilities and flexible merchandising strategy, enhances access to opportunistic products and allows us to turn inventory quickly and profitably.
Our flexible sourcing and supply chain model differentiates us from traditional retailers.
We rely on our expansive distribution and transportation network to provide goods to distribution centers and stores in a timely and cost-effective manner.
Our investments in distribution and logistics infrastructure supports anticipated store growth.

4
Marketing and Brand Management Experience
A person who has provided operational and strategic oversight (i) with a business-to-consumer company having a significant focus on marketing and brand management, (ii) with a marketing consulting firm or (iii) as a leader of a marketing department of a business-to-consumer company

We have a sustained focus on delivering ever-changing “WOW!” deals within a fun, treasure hunt shopping environment, which has generated and continues to generate strong customer loyalty and brand affinity.
A key performance indicator is driving comparable sales growth, including through increasing customer awareness and engagement by executing on marketing strategies.
We further promote brand awareness and drive customers to shop through centralized marketing initiatives along with local Independent Operator (“IO”) marketing efforts.

3
Digital Transformation or Technology Expertise
A person who has provided operational and strategic oversight (i) with a relevant technology company, (ii) with a relevant technology consulting firm, (iii) as a technical leader of technology department of a company, or (iv) overseeing a digital transformation project for a company which has leveraged technology to transform a business and can provide guidance on the risks of technology

We select and develop information systems to provide the flexibility and functionality to support our unique buying and selling model as well as to identify and respond to merchandising and operating trends in business.
Our ongoing modernization, enhancement and maintenance of information systems supports growth. We continue to identify and implement productivity improvements through both operational initiatives and system enhancements.
We build and develop tools that empower IOs to make intelligent decisions to grow their business.

8

Corporate Governance and Board Matters

Governance Skills and Qualifications

Number of Director Nominees	Skill or Qualification, and Definition

10	Executive Management Experience A person who has provided operational and strategic oversight with expertise in strategy, execution, operations, and human capital management.

8	Enterprise Risk Oversight A person who has provided operational and strategic oversight with particular insights relevant to identifying, analyzing, and mitigating key enterprise risks.

8
Public Company Director or Public Company Executive Officer Experience
A person who has provided operational and strategic oversight with particular insights relevant to a public company by having senior management or board experience (other than experience with our Board) at a public company.

5
Finance, Accounting and Financial Reporting Expertise
A person who has provided operational and strategic oversight with particular insights relevant to capital structure and allocation, finance, financial reporting and internal control over financial reporting.

6
Environmental, Social and Governance (“ESG”) Oversight Expertise
A person who has provided operational and strategic oversight in supporting sustainable long-term value creation, with particular insights relevant to one or more key components of environmental matters (food waste reduction and store energy efficiencies), social matters (health and safety of community or employees, company culture and inclusion, and human capital management and talent development), and ESG-governance matters (ESG oversight, cybersecurity and privacy, and ethics and compliance) relevant to the Company’s ESG strategy.

DIRECTOR RECRUITMENT, NOMINATIONS AND APPOINTMENTS
The Nominating and Corporate Governance Committee is responsible for facilitating director assessments, identifying skills and expertise that director candidates should possess, and screening, selecting and recommending persons for director nomination or appointment by the Board, including the re-nomination of continuing directors. As part of director succession planning and Board refreshment, the Nominating and Corporate Governance Committee may solicit recommendations for candidates from other members of the Board and management and may also retain professional search firms to identify candidates. Further, the Committee will evaluate the qualifications of candidates recommended by stockholders against the same criteria it uses to evaluate other candidates. We did not receive any recommendations for director nominations from stockholders for the 2026 Annual Meeting.
The Committee will take into account all factors it considers appropriate in recommending continuing directors for re-election, or new director candidates for election or appointment, to the Board, which will include:
•ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience (including current employment), prior and current service on public company boards, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert”), and local or community ties and service;
•minimum individual qualifications, including integrity, strength of character, mature and good business judgment, familiarity with the Company’s business and industry, independence of thought and ability to work collegially;
•for continuing directors, the individual performance of such person on the Board; and
•the extent to which the candidate would address a targeted skill, qualification or expertise for the Board.

2026 Proxy Statement	9

Corporate Governance and Board Matters
NOMINATION RIGHTS AND SUPPORT OBLIGATIONS UNDER OUR AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
Our Amended and Restated Stockholders Agreement provides, among other terms, that the Executive Stockholders (as defined in the Amended and Restated Stockholders Agreement) and the Read Trust Rollover Stockholders (as defined in the Amended and Restated Stockholders Agreement), trusts controlled by Mr. Lindberg or members of their respective immediate family, acting together by majority vote, will have the right to nominate one person (such person, the “Stockholder Nominee”) to our Board for so long as such stockholders collectively own at least 5% of the outstanding shares of our common stock. The Amended and Restated Stockholders Agreement also provides that our Chief Executive Officer will be nominated to our Board.
Pursuant to the Amended and Restated Stockholders Agreement, we must include the Stockholder Nominee and the Chief Executive Officer nominee on the slate that is included in the proxy statement relating to the election of directors and provide the highest level of support for the election of each such persons as we provide to any other director nominee. In addition, each stockholder party to the Amended and Restated Stockholders Agreement agrees to vote in favor of the Company slate that is included in our proxy statement.
The Stockholder Nominee position is currently vacant, and Mr. Potter has been nominated to the Board as the Chief Executive Officer.
DIRECTOR INDEPENDENCE
Pursuant to the corporate governance listing standards of The Nasdaq Stock Market LLC (“Nasdaq”), a director employed by us cannot be deemed to be an independent director. Each other director will qualify as independent only if the director satisfies a series of objective tests, including that the director has not engaged in various types of business dealings with us, and that our Board affirmatively determines, on a subjective basis, that he or she has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has affirmatively determined all of our current directors are independent for the applicable service period in accordance with the Nasdaq rules, other than Mr. Lindberg, who served as our Interim President and Chief Executive Officer during the past two years, and Mr. Potter, who serves as our President and Chief Executive Officer. In making these determinations, the Nominating and Corporate Governance Committee reviewed and discussed information provided by the directors and us regarding each director’s business and personal activities as they may relate to us and our management, and determined that no subjective independence concerns existed. Each member of each Board committee is independent under Nasdaq rules.
Additionally, there are additional independence rules established by the U.S. Securities and Exchange Commission (“SEC”) and Nasdaq for members of the Audit and Risk Committee and Compensation Committee, and our Board has determined our Board committee members are in compliance with such rules.

10

Corporate Governance and Board Matters
DIRECTOR NOMINEES BACKGROUNDS AND QUALIFICATIONS
Set forth below is biographical information as of April 7, 2026 and the business experience during at least the past five years of each director nominee, together with a discussion of the specific experience, skills, expertise, backgrounds and other attributes that led to the conclusion that each director should continue to serve on the Board.

FRANCES L. ALLEN

Career Highlights:
•From 2020 to 2024, served as President and Chief Executive Officer of Checkers & Rally’s Drive-In Restaurants, a privately held fast food drive-through chain franchise.
•From 2018 to 2020, served as President and Chief Executive Officer of Boston Market, a privately held fast casual restaurant chain.
•From 2014 to 2018, served as Brand President of Jack in the Box, Inc. (Nasdaq: JACK).
•From 2010 to 2014, served as Executive Vice President and Chief Brand Officer of Denny’s, Inc.
Other Information:
•Serves on the Advisory Board of Hi-Auto, a leader in AI voice-activated ordering capability for quick service restaurant drive-thrus.
•Serves on the Advisory Board of the Global Retail Marketing Association.
•Bachelor of Science in Mathematics from Southampton University
Skills and Qualifications Relevant to Service on our Board:
•Over 40 years of consumer experience and food industry leadership.
•Demonstrated expertise across brand strategy, marketing, franchising, technology and operations.
•14 years of leadership experience and success with turnaround situations.
•Has delivered results in both brand revitalization, back of house transformation and front of the house execution.
•Seven years of public company board experience and seven years of experience as a CEO.

Independent Director
Age: 63
Director Since: 2026
Committees:
•None
Public Company Boards:
Current:
Brinker International, Inc. (since 2020), a casual dining restaurant company. NYSE: EAT
•Audit (Member since 2020)
•Nominating and Governance (Member since 2020)
Prior:
Marine Max (2013 to 2015), a recreational boat dealer. NYSE: HZO

2026 Proxy Statement	11

Corporate Governance and Board Matters

JOHN "JEB" E. BACHMAN

Career Highlights:
•Since 2016, has been an outside director for various public companies since his retirement.
•1978 to 2015, former Certified Public Accountant at the global accounting firm, PricewaterhouseCoopers LLP, most recently as a partner (1989 to 2015). At PwC, Mr. Bachman served for six years (2007 to 2013) as the Operations Leader of the firm’s U.S. Assurance Practice with full operational and financial responsibility for this $4 billion line of business, which included the firm’s audit and risk management practices. Prior to this role, Mr. Bachman served for three years as the firm’s U.S. Strategy Leader (2004 to 2007) where he was responsible for strategic planning across business units, geographies and industries. Mr. Bachman also served as an audit partner for over 25 years for companies in the industrial manufacturing, financial services, publishing, healthcare and other industries.
Other Information:
•Master of Business Administration from Harvard Business School and a Bachelor of Science in Business Administration from Bucknell University
Skills and Qualifications Relevant to Service on our Board:
•Extensive financial and accounting expertise, as well as business strategy, internal controls, financial reporting and enterprise risk oversight experience, from serving as a partner (as a former Certified Public Accountant) and in leadership roles for one of the world’s largest accounting firms. In addition, he has served as Chair of our Audit Committee since Nov. 2019, as well as the Audit Committee and Finance Committee of numerous other public companies in recent years. He has been determined by our Board to be an audit committee financial expert.
•Possesses public company director experience through his substantial board and board committee service in recent years for companies in a variety of industries, including an omnichannel retailer.
•Through many years of senior leadership at PwC, he has deep experience in operations, finance, risk management and strategic planning of a large, complex organization.
•Has retail experience through his lengthy board and board committee service to The Children’s Place.

Independent Director
Age: 70
Director Since: 2019
Committees:
•Audit and Risk (Chair since Nov. 2019)
•Compensation (Member since Oct. 2025)
Public Company Boards:
Current: None
Prior:
The Children’s Place Inc. (Mar. 2016 to Mar. 2024), an omni- channel children’s specialty retailer, with a global retail and wholesale network. Nasdaq: PLCE
•Audit (Chair, May 2017 to Mar. 2024; Member, Mar. 2016 to Mar 2024)
•Corporate Responsibility, Sustainability & Governance (f/k/a Nominating and Corporate Governance) (2019 to 2023)
Recharge Acquisition Corp (2020 to 2022), a blank check company (also known as a special purpose acquisition company), including as Chair of the Audit Committee and a member of the Compensation Committee. Nasdaq: RCHG
Wex Inc. (2016 to 2021), a global provider of payment solutions, including as a member of the Audit Committee and Finance Committee. Nasdaq: WEX
SCANA Corporation (2018 to 2019), an electric and natural gas utility company, including as a member of the Special Litigation Committee. NYSE: SCG

12

Corporate Governance and Board Matters

MARY KAY HABEN

Career Highlights:
•Since 2011, has been an outside director for various public companies since her retirement.
•Apr. 2007 to Feb. 2011, held senior positions with Wm. Wrigley Jr. Company, a confectionery company, including President, North America (Oct. 2008 to Feb. 2011) and Group Vice President and Managing Director, North America (Apr. 2007 to Oct. 2008). Wrigley was public until October 2008, following which it became a subsidiary of Mars, Incorporated.
•Prior, led several multi-billion divisions during her 27-year career with Kraft Foods, Inc., a grocery manufacturing and processing conglomerate, including Senior Vice President, Open Innovation (2006 to 2007), Senior Vice President, Global Snack Sector (2004 to 2006), and Group Vice President, Kraft Foods and President, Cheese, Enhancers and Meals (2001 to 2004).
Other Information:
•Named to the 2020 National Association of Corporate Directors Directorship 100™, which honors the most influential boardroom leaders each year.
•Has served and chaired various alumni and foundation boards of the University of Michigan and Illinois, and is active in various non-profit boards.
•Master of Business Administration in Marketing from the University of Michigan, Ross School of Business and a Bachelor of Science in Business Administration from the University of Illinois
Skills and Qualifications Relevant to Service on our Board:
•Possesses substantial M&A, operating, digital, marketing, and brand management and development experience from long-term senior executive roles for consumer-packaged goods/food companies, including a strong track record in delivering value to shareholders and consumers through brand building, developing new products, innovation and implementation of business strategies in various markets and media platforms. Has deep knowledge of and ability to analyze the overall consumer-packaged goods industry, evolving market dynamics and consumers’ relationships with brands. Executive experience also included numerous years of direct reports in sales, R&D and supply chain.
•Long-tenured current board member of two public companies, and a former long-term board member of a third public company. Significant oversight expertise in governance, compensation, finance, digital transformations and AI, digital and social marketing, supply chain strategy, ESG and enterprise risk management (including cybersecurity risks) from serving on public company boards, including numerous leadership and board committee roles, since her retirement in 2011. Experience includes two significant directorships with consumer-packaged goods/food companies.
•The breadth of experience and expertise leading boards and board committees, as well as serving in executive management roles, enable her to provide critical insights in overseeing and partnering with management.

Independent Director
Age: 69
Director Since: 2019
Committees:
•Compensation (Member since Aug. 2025)
•Nominating and Corporate Governance (Chair since Feb. 2023; Member since Nov. 2019)
•Audit and Risk (Member, Nov. 2019 to June 2021)
Public Company Boards:
Current:
The Hershey Company (since Aug. 2013), a global confectionery leader. NYSE: HSY
•Compensation and Human Capital Committee (Aug. 2013 to May 2017, and since May 2018; Chair, since June 2024)
•Finance and Risk Management Committee (2018, and since 2023)
•Governance Committee (Chair, 2018 to 2022; Member, Jan. 2016 to 2022)
•Executive Committee (2018 to 2022, and since June 2024)
Equity Residential (since July 2011), a REIT engaged in the acquisition, development and management of multi-family properties. NYSE: EQR
•Compensation Committee (Chair, since 2016; Member, since 2013)
•Audit Committee (2011 to 2013)
•Corporate Governance Committee (since 2012)
Prior:
Bob Evans Farms, Inc. (Aug. 2012 to Jan. 2018), a leading producer and distributor of food products. Nasdaq: BOBE (company sold and went private in Jan. 2018)
•Lead Independent Director (Aug. 2015 to Jan. 2018)
•Non-Executive Chair of the Board (Oct. 2014 to Aug. 2015)
•Compensation Committee (Apr. 2015 to Jan. 2018)
•Nominating and Corporate Governance Committee (2016 to Jan. 2018)
•Audit Committee (Aug. 2012 to 2014)
•Finance Committee (Aug. 2012 to 2014)

2026 Proxy Statement	13

Corporate Governance and Board Matters

CAREY F. JAROS

House Foods
tofu
PREMIUM
Delicious grilled and in stir-fries!
EXTRA FIRM
How Firm is Extra Firm?
1 2 3 4 5 6
PERISHABLE • KEEP REFRIGERATED
NO PRESERVATIVES • STORE IN WATER
NET WT. 16 OZ (1 LB) 453 g
INGREDIENTS: WATER, SOYBEANS, CALCIUM SULFATE, CALCIUM CHLORIDE.
House Foods America Corporation
www.house-foods.com

Career Highlights:
•Since April 2026, has served as President of Clorox Purell, a new business created within The Clorox Company after the acquisition of GOJO Industries.
•From Oct. 2014 to April 2026, served in various executive positions at GOJO Industries, Inc., a global manufacturer of hand hygiene and surface disinfecting products and the maker of PURELL® brand Hand Sanitizer, including as President and Chief Executive Officer (Jan. 2020 to April 2026), Chief Operating Officer (July 2018 to Jan. 2020), Chief Strategy Officer (May 2016 to July 2018), and a member of the Board of Directors of GOJO (Feb. 2019 to April 2026). She also served as President of the private family office for GOJO’s owners, Walnut Ridge Strategic Management Company, and was a member of GOJO’s Board of Directors, and a Board Director for several other portfolio companies, while in that role (Oct. 2014 to Apr. 2016).
•From Apr. 2011 to Oct. 2014, employed at Dealer Tire, a tire and parts distributor for automotive OEMs and Dealers, as Vice President, OEM Programs (Feb. 2014 to Oct. 2014) and Vice President, Strategy, Business Development and Finance (Apr. 2011 to Feb. 2014).
•From June 2000 to Apr. 2011, served in various roles at Bain and Company, a management consulting firm, including Senior Manager where she led consulting projects in retail and consumer products.
Other Information:
•Past board member of ESOP ACRT Services Inc. and former board member and advisor to more than a half-dozen private companies, including edtech startup WISR Inc. and personal care startup Aunt Flow.
•Master of Business Administration from Harvard Business School and Bachelor of Arts in Law & Public Policy from Brown University
Skills and Qualifications Relevant to Service on our Board:
•Possesses substantial executive management expertise on a broad range of management topics, including developing corporate strategy, recruiting and developing a senior executive team, assessing emerging industry trends as well as optimizing business operations.
•Developed extensive knowledge as a global consumer and industrial products leader throughout her career. At Clorox, she sits on the Executive Committee and leads the Clorox Purell business.
•At GOJO, she oversaw a large North American omnichannel and consumer business, including sales to all U.S. retailers and e-tailers. Responsible for brand and consumer marketing and innovation at GOJO since 2016, including for the marketing organization and leadership of brand strategy matters and insights and new product development, including launching new consumer products into retail and online.
•At Bain, she spent more than 10 years primarily advising retail, consumer products and industrial sectors, including numerous public and private companies involved in food and beverage manufacturing and production.
•Developed financial and accounting expertise through executive roles, including significant debt restructuring and refinancings, and previously was determined by our Board to be an audit committee financial expert during her service on our Audit and Risk Committee.
•Led a massive supply chain systems redesign following the COVID pandemic, including facilities, systems and equipment. Redesigned and scaled the business for significantly higher demand, including overseeing the implementation of significant automation technology, including a state-of-the-art material handling system for distribution operations and similar to what is used by major retailers and distributors in retail and consumer goods industries.
•Served on GOJO’s Audit and Risk, People and Culture, and Finance committees.
•Private board service and advisory roles provide additional governance, compensation and strategic oversight experience.

Independent Director Age: 48 Director Since: 2020 Committees: •Compensation (Chair since Aug. 2025, Member since July 2022) •Audit and Risk (Member, Sept. 2020 to July 2022) Public Company Boards: None

14

Corporate Governance and Board Matters

MICHAEL K. KOBAYASHI

GROUND
Peet's
COFFEE
DARK ROAST
HOUSE
BLEND
32 Ounces

Career Highlights:
•Since April 2025, has served as a Senior Advisor at Ross Stores, Inc., a public company discount retailer. From 2004 to 2025, served in various executive roles at Ross Stores, including as President and Chief Capability Officer (February 2022 to March 2025) President, Operations and Technology (August 2019 to January 2022); Group Executive Vice President of Supply Chain, Allocation, Merchant Operations, and Technology (2015 to 2019); Executive Vice President of Supply Chain, Inventory Allocation and Chief Information Officer (2010 to 2014); Group Senior Vice President, Supply Chain and Chief Information Officer (2008 to 2010); and Senior Vice President and Chief Information Officer (2004 to 2008).
•1986 to 2004, held various roles of increasing responsibility at Accenture plc, a global professional services company, including as a Partner from 2000 to 2004.
Other Information:
•Bachelor of Science in Managerial Economics from the University of California, Davis
Skills and Qualifications Relevant to Service on our Board:
•Over 20 years of executive leadership in off-price retail spanning technology, supply chain, distribution, inventory allocation, merchandising operations and store operations.
•Extensive supply chain and distribution expertise, including network design, capacity expansion and sustained productivity improvement across large-scale, high-volume operations.
•Demonstrated success leading enterprise transformation and technology modernization programs that contributed to significant and sustained improvements in financial performance.
•Successfully built enterprise data analytics and AI capabilities, including data strategy, master data management and dedicated analytics organizations.
•18 years at a leading global professional services firm, rising to equity Partner, with deep expertise in designing and leading large-scale operational and technology transformation programs at the senior executive level.

Independent Director Age: 61 Director Since: June 2025 Committees: •Audit and Risk (Member since June 2025) Public Company Boards: None

2026 Proxy Statement	15

Corporate Governance and Board Matters

ERIC J. LINDBERG, JR.

Career Highlights:
•October 2024 to February 2025, served as Interim President and Chief Executive Officer at Grocery Outlet.
•1996 to 2022, held various positions at Grocery Outlet and its predecessor, including as Chief Executive Officer (Jan. 2019 to Dec. 2022) and Co-Chief Executive Officer (Jan. 2006 to Dec. 2018).
Other Information:
•Bachelor of Arts in Economics from Hampden-Sydney College
Skills and Qualifications Relevant to Service on our Board:
•Possesses significant experience in the retail and consumer packed goods industries, garnered over his 26-year tenure with us, including 17 years as CEO or co-CEO. From 2000 to 2022, active member of the GMA/FMI (Grocery Manufacturers of America/Food Marketers Institute) and a member of CGA board (California Grocers Association 2014-2019).
•Proven executive manager, including long service to Grocery Outlet as a private company and then as a public company following our IPO in June 2019. Eric’s 17-year run as co-CEO and CEO was transformative for Grocery Outlet. Under his leadership, Grocery Outlet grew its store base from 123 to 441 stores, or 259%, and revenues from $612.6 million to $3.58 billion, or 484%, and developed a bi-coastal store footprint. He led sharing our vision and strategy in the IPO and thereafter in developing key stockholder relationships.
•Eric’s deep knowledge of our operations, finances, strategies and industry facilitates a strategic vision to set the overall tone and direction of the Company as well as clear leadership through consistency. As our leading executive, he implemented fundamental strategic initiatives that enhanced our differentiated model for buying and selling, and strengthened our relationships with entrepreneurial Independent Operators that run most of our stores, combining to deliver a “WOW!” shopping experience. In his current oversight role, his unique insights on future strategy and initiatives will continue to be invaluable to our Board.
•Exhibited strong growth focus across all macroeconomic cycles, as demonstrated by our pattern of positive comparable store sales growth and healthy gross margin rates. For example, our comparable store sales increased for 19 out of 20 years through fiscal 2022.
•Long-standing role with our Board and management allows him to provide a unique perspective regarding oversight of enterprise risk management, including focusing on the most critical risks and evaluating risk mitigation activities.
•Has alignment with our other stockholders due to his meaningful stock ownership in the Company.

Chairman of the Board Age: 55 Director Since: 2006 Chairman Since: Jan. 2023 Committees: None Public Company Boards: None

16

Corporate Governance and Board Matters

LAWRENCE “CHIP” P. MOLLOY

Career Highlights:
•From September 2021 to December 2023, served as Chief Financial Officer of Sprouts Farmers Market, Inc., a specialty grocery retailer offering fresh, natural and organic food, and also served as Interim Chief Financial Officer from June 2019 to February 2020.
•In 2018, served as Interim Chief Executive Officer of Torrid, a specialty direct-to-consumer apparel brand targeted to female customers.
•From 2016 to 2017, served as Executive Vice President and Chief Financial Officer of Under Armour, Inc., an inventor, marketer and distributor of branded athletic performance apparel, footwear and accessories.
•From 2007 to 2013, service as Executive Vice President and Chief Financial officer and as Senior Vice President, Finance at Petsmart, an omni-channel pet retailer.
•Mr. Molloy’s other business experience includes serving as a Senior Advisor at Roark Capital Group and in senior financial positions at Circuit City Stores, Capital One Financial, AGL Capital Investments and Deloitte & Touche.
Other Information:
•Serves as member of the Board of Directors, the Chair of the Audit Committee and a member of the Governance and Nominating Committee of Pet Valu Canada, a Canadian public company and a retailer of pet food and per-related supplies ((TSX:PET.TO).
•Served as a U.S. Navy fighter pilot for 10 years, retiring from the Naval Reserve with the rank of Commander.
•Master of Business Administration from the University of Virginia and a Bachelor of Science in Computer Science from the United States Naval Academy
Skills and Qualifications Relevant to Service on our Board:
•Extensive financial and retail leadership experience across executive roles in retail, consulting, private equity and financial services.
•Deep grocery retail expertise, with particular strength in fresh food, pet, vertical apparel and consumer electronics categories.
•Significant public company board experience with more than 19 years of collective service over six public company boards.
•Recognized public company financial expert; served as Chair of the Audit Committee on six public company boards.
•Comprehensive financial background encompassing strategy, financial planning and analysis, treasury, internal audit and control, real estate and risk management.
•Broad retail operating experience, including retail finance, store operations, merchandising, corporate functions, business performance management and multi-channel.
•Demonstrated ability to scale businesses by accelerating growth while improving operating margins and overall profitability.
•Recipient of Institutional Investor’s Chief Financial Officer of the Year for Specialty Retail.
•Proven track record of driving stockholder value through increased stock price, improved return on invested capital and increased market capitalization.

Independent Director
Age: 64
Director Since: June 2025
Committees:
•Audit and Risk (Member since June 2025)
Public Company Boards:
Current:
The Black Rifle Coffee (since 2024), a Veteran-founded and led premium coffee, energy drink and media company. NYSE: BRCC
•Audit Committee (Chair, since 2024)
•Compensation Committee (Member, 2024 to 2026)
Sally Beauty (since 2022), an international specialty retailer and distributor of professional beauty supplies. NYSE: SBH
•Audit Committee (Chair, since 2022)
•Executive Committee (Member, since 2022)
Prior:
Sprouts Farmers Market (2013 to 2021) Nasdaq: SFM
•Audit Committee (Chair, 2013 to 2019)
•Compensation Committee (Chair, 2019 to 2021)
Torrid (2018 to 2021) NYSE: CURV
•Audit Committee (Chair, 2018 to 2021 )
Party City Holdco Inc. (2018 to 2021), a designer, manufacturer, distributor and retailer of party goods. Nasdaq: PRTYQ.
•Audit Committee (Chair, 2014 to 2016)
Wingstop Inc. (2018 to 2021), a fast casual chicken wings-focused restaurant chain. Nasdaq: WING
•Audit Committee (Chair, 2015 to 2016)

2026 Proxy Statement	17

Corporate Governance and Board Matters

JASON POTTER

Career Highlights:
•Since Feb. 2025, served as President and Chief Executive Officer at Grocery Outlet.
•From Mar. 2020 to Jan 2025, served as Chief Executive Officer and director at The Fresh Market, Inc., a specialty grocery retailer of fresh, gourmet food and prepared meals.
•From 1990 to June 2018, served in successively senior positions at Sobeys Inc., a Canadian food and drug retailer and wholly owned subsidiary of The Empire Company Limited, including most recently as Executive Vice President of Operations (May 2017 to June 2018). Prior to that, he served as President of Sobeys West, President of Sobeys Atlantic and President of Multi-Format Operations.
Other Information:
•Bachelor of Management and Master of Business Administration from Athabasca University
•Completed the Advanced Management Program at Harvard Business School
•Named to Canada’s “Top 40 Under 40” for Leadership by Caldwell Partners in 2008.
Skills and Qualifications Relevant to Service on our Board:
•More than 30 years of grocery retail experience and a merchant at heart, with a track record of growing and scaling grocery businesses of significant complexity to drive earnings growth and shareholder value. Most recently, at The Fresh Market, he led the successful transformation of the business to strong earnings growth, as well as driving an award- winning customer experience that led to its selection as USA Today’s Readers’ Choice “Best Supermarket in America” in 2021, 2022 and 2023. At Sobeys, one of the largest food retailers in North America, he oversaw store operations for approximately 1,500 stores under several banners with more than $12 billion in revenues.
•Strong executive leadership experience, with more than 17 years of profit and loss leadership of The Fresh Market and numerous brands at Sobeys. Has led numerous transformational strategic projects for turnaround, growth and mature brands, and has strong financial expertise. Initiated key innovations, including e-commerce and private label development opportunities.
•Particular expertise in large-scale operations, complex supply chain and logistics, marketing, merchandising and strategy. Spent early career learning the retail food business through numerous jobs of increasing responsibility, including developing significant expertise in managing stores and distribution centers, real estate site selection as well as merchandising and marketing.
•As President and CEO, he is our operational and strategic day-to-day leader, and his vision, values and hands-on communication style aligns with the Company’s goals and culture. Understands how to lead a customer-centric business model that emphasizes the store experience and customer loyalty.
•His prior experience as a combined CEO and a director of a private food and drug retailer provides him with relevant governance, risk management and strategic oversight expertise, as well as experience serving in dual capacities as an executive and director.
•Depth of experience with a franchise operating model at Sobeys, which has many similarities to Grocery Outlet’s independent operator model.

Age: 55 Director Since: 2025 Committees: None Public Company Boards: None

18

Corporate Governance and Board Matters

FELICIA D. THORNTON

Cuties
seedless
CALIFORNIA MANDARINS
easy peel
5lbs

Career Highlights:
•Served as Interim Chief Executive Officer of Number Holdings Inc. (99 Cents Only Stores), a deep discount retailer, from 2019 to 2020 and as Chief Financial Officer and Treasurer from 2015 to 2018.
•In 2014, served as Co-Chief Executive Officer, Chief Operating Officer, President and Board Advisory at DeMoulas Super Market (Market Basket), a supermarket chain.
•From 2006 to 2011, served as Chief Executive Officer of Knowledge Universe U.S., a private childhood education company.
•From 2000 to 2006, served as Chief Financial Officer and led overall strategy for Albertsons, Inc., a grocery and drug store company.
•From 1992 to 2000, served in a variety of executive strategic and financial roles for Ralphs Grocery Company, Inc., a grocery store chain, and for Fred Meyer, a retail supermarket company, both of which became part of the Kroger Company, a global retailer of grocery, multi-department, discount, convenience and jewelry stores, where Ms. Thornton served as Group Vice President responsible for all retail operations.
Other Information:
•Current board member and Audit Chair of Convergint Technologies.
•Current board member and Audit Chair of CoolSys.
•National Association of Corporate Directors (NACD) Fellow and recipient of an NACD Directorship Certification.
•Master of Business Administration from University of Southern California and Bachelor of Science in Economics from Santa Clara University
Skills and Qualifications Relevant to Service on our Board:
•Over 30 years of executive leadership experience in retail, grocery, and specialty sectors, including CEO, CFO and COO roles at multi-billion-dollar companies.
•Proven expertise in corporate finance, strategic high growth, operations, restructuring and governance with a track record of leading organizations through complex integrations and financial transformations that enhance shareholder value.
•Decades of experience as a public company board director with multiple companies in varied industries. Served on special, acquisition and other committees focused on strategic alternatives to optimize shareholder value.
•Recognized for board governance and audit leadership, serving as Chair of multiple audit committees and contributing to governance best practices across public and private boards.

Independent Director
Age: 62
Director Since: 2026
Committees:
•None
Public Company Boards:
Current:
Floor and Décor (since 2017), a multi-channel specialty retailer of hard surface flooring. NYSE: FND
•Nominating and Corporate Governance (Chair since 2017)
Prior:
Ares Acquisition Corporation II (2023 to 2025), a special purpose acquisition company. NYSE: AACT
•Audit (Chair from 2023 to 2025)
Ares Acquisition Corporation I (2021 to 2023), a special purpose acquisition company. NYSE: AAC
•Audit (Chair from 2021 to 2023)
Pactiv Evergreen (2020 to 2025), a manufacturer and distributor of food packaging and food service products, including as Chair of the Audit Committee and a member of the Nominating and Corporate Governance Comittee. Nasdaq: PTVE
Nordstrom (2010 to 2012), an upmarket department store, including as a member of the Audit Committee and the Finance Committee. NYSE: JWN

2026 Proxy Statement	19

Corporate Governance and Board Matters

JEFFREY R. YORK

Career Highlights:
•Since June 2024, has served as Chief Executive Officer of Altea Active, a private fitness and wellness company in Canada.
•June 2020 to January 2025, served as Special Advisor to Sobeys, Inc., the second largest food retailer in Canada with over 1,500 stores operating across Canada under a variety of names.
•June 2020 to January 2024, served as Partner, Farm Boy Stores Inc., a Canadian specialty grocery retailer.
•Nov. 2009 to June 2020, served as Co-Chief Executive Officer and President of Farm Boy, Inc.
•1989 to 2009, served in various roles at Giant Tiger Stores Ltd., a Canadian extreme value discount store chain, including as President and Chief Operating Officer (1999 to 2009).
•1986 to 1989, served with Ward Mallette, Chartered Accountants, where he obtained a chartered accountant/CPA designation.
Other Information:
•Serves as Chairman and a member of the Boards of Directors (and the Audit Committee) of the following Canadian public companies: Braille Energy Systems, Inc. (TSX-V: BES), a manufacturer of race car batteries and other energy storage devices; Stria Lithium (TSX-V: SRA), a junior mineral exploration company with lithium claims in Northern Quebec; Focus Graphite (TSX-V: FMS), an advanced exploration and mining company and NexLiving Communities, Inc. (TSXV: NXLV).
•Bachelor of Arts in Economics from Princeton University
Skills and Qualifications Relevant to Service on our Board:
•Developed extensive knowledge of the grocery and food retail industries, as well as extreme value discount retail, throughout his career spanning over 30 years in these areas.
•Experienced in leading rapid growth in store count and sales evidenced by his accomplishments at both Giant Tiger Stores and Farm Boy.
•Possesses substantial executive management expertise, with particular experience in developing corporate strategy, oversight of supply chain and logistics matters for fresh food deliveries, distribution centers and business operations.
•Financial and accounting expertise through being a Canadian Certified Public Accountant and serving on the audit committees of other boards. He has been determined by our Board to be an audit committee financial expert.
•Canadian public company director roles provides relevant governance, compensation, additional financial and strategic oversight experience.

Independent Director Age: 62 Director Since: 2010 Committees: •Audit and Risk (from Nov. 2014 to June 2021, and since July 2022) •Compensation (Member, Nov. 2019 to July 2022) Public Company Boards: None

20

Corporate Governance and Board Matters
CORPORATE GOVERNANCE
CHAIRMAN OF THE BOARD
Mr. Lindberg has served as our Chairman of the Board since December 31, 2022, including during the 4-month period he recently served as our Interim President and Chief Executive Officer. The Board believes that Mr. Lindberg’s significant experience as our former Chief Executive Officer and detailed knowledge of operations, finances, strategies and industry facilitates a strategic vision to set the overall tone and direction of the Company as well as clear leadership through consistency. Because Mr. Lindberg served as our Interim President and Chief Executive Officer during the past two years, he is not considered independent in accordance with the Nasdaq rules.
LEAD INDEPENDENT DIRECTOR
If the Chair of the Board is not independent, the Board shall appoint a Lead Independent Director to ensure strong, independent oversight of management and promote effective governance. The responsibilities of the Lead Independent Director include:
•Presiding over all meetings of the Board at which the Chair is not present;
•Requesting the inclusion of certain materials for Board meetings;
•Collaborating with the Chair and CEO on Board meeting agendas;
•Collaborating with the Chair and CEO in determining the need for special meetings of the Board;
•Serving as the Board liaison to the CEO to give guidance and/or feedback;
•Regularly consulting with the Chair and CEO regarding the Company’s strategy and key operational matters;
•Being available to meet with major stockholders of the Company as appropriate;
•Developing topics and lead Board discussion in executive sessions of the independent directors;
•Providing leadership and serving as temporary Chair of the Board or CEO in the event of the inability of the Chair or CEO to fulfill such role due to crisis or other event or circumstance which would make leadership by existing management inappropriate or ineffective, in which case the Lead Independent Director shall have the authority to convene meetings of the Board or management;
•Calling meetings of independent directors when necessary;
•Perform such other responsibilities as may be designated by the Board from time to time.
Mr. Ragatz, who currently serves as the Lead Independent Director, will not stand for re-election at the 2026 Annual Meeting. The Board is considering who will serve as the replacement Lead Independent Director after the Annual Meeting.

2026 Proxy Statement	21

Corporate Governance and Board Matters
CORPORATE GOVERNANCE GUIDELINES
Our Board has adopted Corporate Governance Guidelines, which describe the principles and practices that our Board will follow in carrying out its responsibilities. These guidelines cover a number of policies and practices, including certain matters described under “Proxy Summary—Governance Principles.” Additionally, these guidelines address:
•the role and responsibilities, size and composition of the Board;
•the independence of directors;
•the selection of Chair of the Board and the Lead Independent Director;
•potential and actual conflicts of interest;
•consideration of matters impacting director service, including a change in present job responsibility;
•director orientation and continuing education;
•the conduct of Board meetings;
•standing Committees;
•expectations of directors;
•management succession planning;
•Board compensation;
•communications with stockholders and non-employee directors; and
•the process for evaluating Board performance.
A copy of our Corporate Governance Guidelines is available on our website at https://investors.groceryoutlet.com under the “Corporate Governance” section.
BOARD AND COMMITTEE MEETINGS AND ANNUAL MEETING ATTENDANCE
The Board and its Committees meet throughout the year at regularly scheduled meetings and also hold special meetings as needed. Additionally, they act by unanimous written consent when needed and appropriate. During Fiscal Year 2025, there were seven meetings of the Board, nine meetings of the Audit and Risk Committee, six meetings of the Compensation Committee and four meetings of the Nominating and Corporate Governance Committee. Each of our current directors (excluding Mss. Allen and Thornton who did not serve as directors in Fiscal Year 2025) attended at least 75% of the aggregate meetings of the Board and its Committees on which they served during Fiscal Year 2025.
In addition, our independent directors regularly meet in executive session, without management present. The Lead Independent Director chairs these executive sessions of independent directors. Our fully independent Committees also regularly meet in executive session (chaired by the respective Committee Chair).
We strongly encourage our directors to attend our annual meetings of stockholders and all of our then current directors attended our 2025 annual meeting of stockholders.
BOARD MEMBER COMMITMENT OUTSIDE OF THE BOARDROOM
In addition to preparation for and attendance at regular and special meetings, our directors stay regularly informed on recent developments and current events affecting our business or industry through postings and other communications (from management, company advisors and other third party sources). They also participate in ad hoc meetings with management, special committees, certain meetings with investors and site visits to our stores from time to time.

22

Corporate Governance and Board Matters
BOARD AND COMMITTEES’ ROLE IN RISK OVERSIGHT
Our Board and its Committees have extensive involvement in overseeing the Company’s risk management through their activities, some of which are noted below. We believe that the leadership structure of our Board and Committees provides appropriate risk oversight.

Full Board
•General risk management oversight, including strategic, operational, financial and legal risks
•Joint leadership with management regarding crisis management and disaster recovery activities
•Reviews and approves annual business plan, including strategy and liquidity, and reviews long-term strategy
•Provides oversight of restructuring initiatives
•Reviews capital allocation strategy, including acquisitions, financing/debt transactions and stock repurchase program
•CEO and executive team succession planning
•CEO performance review and CEO target compensation (independent members of the Board only)

Audit and Risk Committee
•Oversees enterprise risk management and reviews key findings and strategies to mitigate identified risks
•Oversees significant financial risk exposures, including liquidity, legal, regulatory and other contingencies
•Regularly reviews reports from the Company’s legal, regulatory and compliance functions, including ethics hotline
•Regular oversight and consultations with the independent registered public accounting firm
•Oversight of the internal audit function
•Oversees cybersecurity risk management and reporting

Compensation Committee
•Annually reviews whether any compensation programs encourage excessive risk taking, as well as risk mitigation policies and considerations
•Oversees human capital management, including talent acquisition, equity and inclusion, and any human capital risks identified in the enterprise risk management process

Nominating and Corporate Governance Committee
•Considers any governance risks identified in the enterprise risk management process
•Review and approval of Securities Trading Policy
•Responsible for oversight of sustainability, and risks and opportunities related to ESG

Enterprise Risk Management Process. Our Audit and Risk Committee oversees our approach to enterprise risk management, which is designed to work across our business to identify, assess, govern and manage risks (including all strategic, operational, compliance and financial risks across the organization) and our response to those risks. The Senior Director of Corporate Internal Audit & Enterprise Risk, who reports functionally and administratively to our Chief Financial Officer and directly to the Audit and Risk Committee, leads an annual risk assessment process. Through this process, risks are identified through a series of interviews and questionnaires, and then prioritized based on quantitative and qualitative factors that consider the likelihood and impact of the risk on our operations, current objectives and long-term strategies. Senior management aligns on critical risks and then identifies risk owners among the executive leadership team and the Board or a Committee for oversight, with the risk owner developing a risk mitigation plan that is tracked to completion. Less critical risks are subject to various levels of internal monitoring. Overall results are reported to and discussed with the Audit and Risk Committee annually and more frequently based on the materiality of specified risks. The Audit and Risk Committee provides updates to the Board, at least annually, on such review.

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Cybersecurity, Data Privacy and Data Security. We consider cybersecurity to be an important issue affecting the enterprise both in terms of economic risk and reputational risk. Under the direction of our information technology department, we have implemented policies and controls in line with the requirements of the International Organization for Standardization and have assessed and continue to assess our cybersecurity maturity levels against the National Institute of Standards and Technology framework to set appropriate standards and guidelines. We monitor and remediate threats through our managed detection and response, and our vulnerability management programs. We provide regular employee communications and mandatory training, periodically review our incident response and breach notification plan, and leverage third-party expertise for testing, assessments and improvements. We have an onboarding and periodic security review process of all third party vendors who have or will have access to our confidential information. We also have established business continuity disaster recovery plans that are designed to limit downtime and data loss in the event of a security breach. As we have increased our remote workforce in recent years, the Audit and Risk Committee and management have focused on enhancing the security of remote access with trusted devices, endpoint security controls and infrastructure resiliency.
We have a written incident response plan that is implemented by our cybersecurity incident response team, comprised of members of our information security, legal, human resources, finance and communications teams, and whose function is to respond to any such incident, define and seek to control the extent of the incident, assess and take reasonable actions intended to remediate any damage caused, and implement measures designed to prevent future reoccurrences. The materiality of any cybersecurity incident is evaluated by senior management, including the legal and finance departments, and, in certain circumstances by our third-party advisors. We periodically perform simulations (referred to as tabletop exercises) at a management level with external resources and advisors. Additional information relating to cybersecurity, data privacy and data security is contained in Item 1C. “Cybersecurity” in our 2025 Annual Report.
We carry cyber risk insurance that is intended to provide protection against a breach or other data security incident (see our risk factors in our 2025 Annual Report relating to cybersecurity and cybersecurity insurance).
Compensation Risk Analysis. The Compensation Committee reviews management’s annual assessment of our compensation programs and policies for our executive officers as well as for our other employees to determine whether those programs and policies encourage excessive risk taking that are reasonably likely to have a material adverse effect on our Company. Our compensation policies and practices (including those for our NEOs described in more detail under “Compensation Discussion and Analysis” below) balance short- and long-term performance goals and award vehicles, as well as the mix of the cash and equity components. Further, our most significant programs are overseen by the Compensation Committee, directly or through delegation of authority, and have strong risk mitigants, including market-based benchmarking throughout the organization and reasonable payout caps and, for our executives and directors, our clawback policies and stock ownership guidelines. Based on this review, the Compensation Committee believes the elements of our compensation programs and policies do not encourage unnecessary or excessive risk-taking that are reasonably likely to have a material adverse effect on us.
ANNUAL BOARD AND COMMITTEE SELF-EVALUATIONS
The Board is committed to a thorough annual self-assessment process led by the Chair of the Nominating and Corporate Governance Committee (which process may from time to time include the engagement of a third-party consultant). This process is used as an important tool to promote Board effectiveness and continuous improvement. This self-assessment process involves filling out detailed questionnaires and having an individual meeting with the Chair of the Nominating and Corporate Governance Committee which elicits each director’s input regarding various board and committee effectiveness topics such as stewardship and board/committee dynamics. Through this process, areas where the Board functions effectively and areas where the Board believes it can improve are identified and discussed. Improvement opportunities generally are assigned to develop and drive action plans.

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COMMITTEES OF THE BOARD
The standing Committees of our Board include: the Audit and Risk Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The composition and responsibilities of each standing Committee are described below, as well as above under “Board and Committees’ Role in Risk Oversight”. Members serve on Committees until their resignation, retirement or other termination of service, or until otherwise determined by our Board. Current copies of the charters for each of these Committees are available on our website at https://investors.groceryoutlet.com, under the “Corporate Governance” section.
The following table sets forth the standing Committees and their Chairs and members as of the date of this Proxy Statement. Messrs. Lindberg and Potter and Mss. Allen and Thornton do not currently serve on any standing Committees.

Name	Audit and Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee

John "Jeb" E. Bachman	C $	●
Mary Kay Haben		●	C
Carey F. Jaros		C
Michael K. Kobayashi	●
Lawrence "Chip" P. Molloy	●$
Gail Moody-Byrd			●
Erik D. Ragatz		●	●
Jeffrey R. York	●$
● = Member     C = Committee Chair     $ = Audit Committee Financial Expert

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AUDIT AND RISK COMMITTEE

Chair: John E. Bachman
Non-Chair Members:
Michael K. Kobayashi
Lawrence P. Molloy
Jeffrey R. York
Number of Meetings Held in 2025: 9
Audit Committee Financial Experts:
The Board has determined that each of Messrs. Bachman, Molloy and York qualifies as an audit committee financial expert under SEC rules, and that each member of the Audit and Risk Committee has sufficient knowledge in reading and understanding financial statements to serve on such Committee.

The Audit and Risk Committee is solely and directly responsible for the appointment, compensation, retention, oversight of the work and termination, if any, of our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte & Touche” or “Deloitte”). The additional primary responsibilities of the Audit and Risk Committee are to provide assistance to the Board regarding:
•oversight of the quality and integrity of the Company’s financial statements, including the oversight of the Company’s accounting and financial reporting processes (including relating to internal control over financial reporting and disclosure controls and procedures) and review of reports filed or furnished to the SEC that include financial statements or results;
•review and assessment of the independent registered public accounting firm’s qualifications, planned scope and procedures for the audit and other pre-approved services, performance, fees and independence;
•oversight of the Company’s legal and regulatory compliance related to financial reporting and internal controls;
•oversight of the Company’s corporate compliance program, including the Code of Business Conduct and Ethics (the “Code of Ethics”), and investigations of possible violations thereunder (including reports made to our confidential third-party hotlines);
•oversight of the Company’s framework and approach to enterprise risk management, and the identification of risks and risk mitigating activities, including relating to the Company’s significant financial risk exposures and cybersecurity, data privacy and data security controls;
•the preparation of the Audit and Risk Committee report included in our proxy statements, as well as the review of related disclosures in such proxy statements;
•review of the work plan, staffing and performance of the Company’s internal audit function, including regarding internal control testing;
•review of the Related Persons Transactions Policy and review and, if appropriate, approval of proposed related person transactions in accordance with such policy;
•review and oversight of the Company’s significant insurance policies; and
•other responsibilities noted in the Audit and Risk Committee report included in this Proxy Statement.

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COMPENSATION COMMITTEE

Chair: Carey F. Jaros
Non-Chair Members:
John E. Bachman
Mary Kay Haben
Erik D. Ragatz
Number of Meetings Held in 2025: 6
Non-Employee Directors:
The Board has determined that each member of the Compensation Committee qualifies as a non-employee director under applicable rules and regulations of the SEC.

The primary responsibilities of the Compensation Committee are to provide assistance to the Board regarding:
•being solely and directly responsible for the engagement, qualifications, scope of work, performance, independence and fees of the Compensation Committee’s independent compensation consultant;
•evaluating, with the assistance of the President and CEO, the performance of the executive officers (other than the CEO);
•annually determining the appropriate peer group and survey data in connection with evaluating executive compensation and benefits;
•approval of the compensation program and target compensation of the Company’s executive officers (other than the CEO) and recommending to the full Board the compensation program and compensation of the non-employee members of the Board;
•considering on an annual basis an assessment of whether risks arising from the Company’s compensation policies and practices for all employees, including non-executive officers, are reasonably likely to have a material adverse effect on the Company;
•monitoring or administering incentive and equity-based compensation plans;
•reviewing and approving stock ownership guidelines for directors and executive officers and “clawback” policies of the Company;
•review any compensation-related disclosures in our proxy statements, including reviewing and discussing with management our “Compensation Discussion and Analysis” and producing the Compensation Committee Report included in our proxy statements, and reviewing any stockholder proposals related to such matters; and
•overseeing certain matters related to human capital management.
To the extent permitted by applicable law and the Nasdaq rules, the Compensation Committee may delegate its responsibilities to a subcommittee and may authorize members of our Human Resources department to carry out certain administrative duties regarding our compensation programs. Pursuant to delegated authority from the Compensation Committee, the Committee Chair and the President and Chief Executive Officer may approve certain equity awards for non-executive officer employees, subject to specified limitations.
For Fiscal Year 2025, the Compensation Committee determined to re-engage Korn Ferry as its independent consultant. In connection with such engagement, the Committee reviewed the independence of Korn Ferry based on the factors specified by Nasdaq as well as other factors it deemed relevant, and any potential conflicts of interest raised by the work of Korn Ferry.
These policies and procedures include:
•the Compensation Committee’s consultants receive no incentive or other compensation based on the fees charged to us for other services provided by Korn Ferry;
•the Compensation Committee’s consultants are not responsible for selling other Korn Ferry or affiliate services to Grocery Outlet;
•Korn Ferry’s professional standards prohibit the Compensation Committee’s consultants from considering any other relationships Korn Ferry may have with us in rendering their advice and recommendations;
•the Compensation Committee has the sole authority to retain and terminate its compensation consultants; and
•the Compensation Committee evaluates the quality and objectivity of the services provided by the consultants each year and determines whether to continue to retain the consultants.
The Committee determined that there were no conflicts of interest raised by Korn Ferry’s work for the Company beyond services to the Compensation Committee. For information on the processes and roles for determining compensation, including the role of Korn Ferry as the Compensation Committee’s independent consultant, and the role of our President and Chief Executive Officer, in the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” below.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Chair: Mary Kay Haben Non-Chair Members: Gail Moody-Byrd Erik D. Ragatz Number of Meetings Held in 2025: 4
The primary responsibilities of the Nominating and Corporate Governance Committee are to provide assistance to the Board regarding:
•developing and recommending to the Board a set of corporate governance principles applicable to the Company, including reviewing key governance policies of the Company (including the Corporate Governance Guidelines and Code of Ethics) and monitoring or administering such policies as specified therein;
•identifying and evaluating individuals qualified to become directors (including candidates nominated or recommended by stockholders), consistent with the criteria approved by the Board and set forth in Company policies, and recommending to the Board the director nominees for the next annual meeting of stockholders or to fill vacancies or newly created directorships that may occur between such meetings;
•reviewing director independence;
•evaluating the composition the Board and considerations related to director succession planning;
•reviewing Committee membership and Board and Committee leadership roles and succession planning for such roles;
•overseeing the annual evaluation of the Board and its Committees;
•reviewing any governance-related disclosures in our proxy statements and reviewing any stockholder proposals related to such matters;
•reviewing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to the Company’s business of ESG issues, and the Company’s public reporting on these topics;
•oversight of management and director engagement with stockholders relating to ESG; and
•review and approval of policies relating to compliance with securities laws and security trading by the Company’s directors, officers and other employees.

STOCKHOLDER ENGAGEMENT
Our Board and management value the opportunity to engage with our stockholders and prospective stockholders to better understand and focus on the priorities that matter most to them, and to foster consistent and constructive dialogue. Periodically, our Investor Relations team, certain members of management and our Lead Independent Director proactively initiate investor outreach efforts through requested meetings with stockholders. Additionally, throughout the year, our Investor Relations team and leaders of our business proactively engage with our stockholders to seek their input, to remain well-informed regarding their perspectives and help increase their understanding of our business, industry and long-term strategy. The Board also receives regular reports from management regarding investor sentiment, institutional investor voting and governance policies, and trends in stakeholder issues, which informs the Board’s ongoing evaluation of appropriate governance and other practices.

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COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Our Board welcomes correspondence from our stockholders. Stockholders may initiate in writing any communication with our Board, Board Chair or the Lead Independent Director by sending the correspondence to our General Counsel, c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, CA, 94608. This centralized process assists our Board in reviewing and responding to stockholder communications in an appropriate manner. The General Counsel will initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party.
Our General Counsel will not forward communications that are not relevant to the duties and responsibilities of the Board, including spam, junk mail and mass mailings, product or service inquiries, new product or service suggestions, resumes or other forms of job inquiries, opinion surveys and polls, business solicitations or advertisements, or other frivolous communications.
Our Environmental, Social and Governance Approach
At Grocery Outlet, we believe that our long-term success is naturally aligned with our ability to positively impact our communities, our people and our planet. In Fiscal Year 2025, we published our most recent Impact Report which focused on the positive impact we have in these areas. Among the key impact areas highlighted in the report are:
•Saving Customers Money: Our discounts and bargains save customers money—an estimated 40% over conventional grocers on average and 40-70% on WOW! items—enabling them to save for life’s other expenses.
•Providing Affordable Quality Food: We increase food access in our communities by providing customers with affordable, quality food from trusted, name-brand suppliers.
•Giving Back: We partner with our Independent Operators to give back to our communities by supporting local food banks, educational programs and other initiatives that uplift and empower those in need.
•Providing Opportunities to Independent Operators: We create unique opportunities for Independent Operators to be local business owners and entrepreneurs.
•Providing Opportunities for Employees: We prioritize our values and culture, as well as our inclusion initiatives, and help to create opportunities for our employees to grow and thrive.
•Reducing Food Waste: Our opportunistic sourcing model naturally supports food waste reduction by focusing on excess inventory and increasing the likelihood that surplus food will be sold to consumers rather than discarded.
•Improving Operational Efficiency: We strive to reduce our environmental impact on energy use, food waste and carbon emissions by improving stores’ operational efficiency.
Our Nominating and Corporate Governance Committee is responsible for overseeing (and regularly receives reports regarding) matters of corporate responsibility, sustainability and other environmental, social and governance issues, as well as our public reporting regarding these topics. Our Board also receives regular reports on our progress from the Nominating and Corporate Governance Committee and management.

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Our Commitment to Human Capital Management
At Grocery Outlet, we work together to foster and enhance a culture grounded in talented and passionate people who live our values: entrepreneurship, integrity, achievement, family, service to others, diversity and fun. Our employees are at the heart of who we are and what we do. Our values translate into our human capital offerings to recruit, engage, develop, reward and retain employees emulate our values. As of the end of Fiscal Year 2025, we had 2,207 employees, 1,642 of whom were full-time and 565 of whom were part-time. As of the end of Fiscal Year 2025, (i) 562 of our employees worked in our corporate organization, 167 of which were classified as field employees, and (ii) 515 of our employees worked in our distribution centers. The remaining employees were employees in our Company-operated stores that we or our subsidiary, United Grocery Outlet, operate.
BOARD INVOLVEMENT IN HUMAN CAPITAL MATTERS
Our Board and Committees provide oversight on human capital matters and risks including employee engagement, inclusion, talent development, succession planning and workforce adjustments. Our full Board provides oversight of our executive management, talent development, succession planning and talent acquisition, and has access to key leaders and other key talent throughout the organization through participation in Board and Committee meetings. Our Audit and Risk Committee provides oversight for enterprise risk management. Our Nominating and Corporate Governance Committee oversees the effectiveness of our governance and social responsibility policies, goals and programs. Our Compensation Committee provides oversight of our total rewards offerings for employees and conducts both a yearly compensation benchmarking assessment and yearly compensation risk assessment.
EMPLOYEE DEVELOPMENT
We seek to grow leaders at every level of our organization by creating a culture of mentoring and coaching. As part of our succession planning, we prioritize growing talent internally within our organization and invest resources to develop our employees’ skill sets and career paths. Some of our offerings during Fiscal Year 2025 (offered virtually and, in some cases, in person) included:
•Certification program opportunities, including offerings in personal growth and professional development;
•Lunch and learn events, featuring a wide variety of personal development topics and industry speakers;
•Individual coaching for leadership development, and other leadership training for supervisors through Vice Presidents; and
•Virtual learning platform, including leadership development courses and specific hard skills training on project management and Microsoft Excel.
We encourage internal promotions and hiring for open positions. During Fiscal Year 2025, we promoted 73 corporate and field employees.
EMPLOYEE COMPENSATION AND BENEFITS
We provide compensation and comprehensive benefits designed to recruit and retain the talent necessary to advance our mission, meet our business goals and execute our long-term growth strategy. Our compensation components vary by employee level and include cash base compensation, cash bonuses, equity awards and a profit-sharing program. Our highly competitive health and welfare benefits programs during Fiscal Year 2025, available equitably to full-time employees, include:
•Leading healthcare offered to employees, including medical, vision, dental, life insurance, accidental death and dismemberment, long-term disability, health savings accounts and wellness programs that encourage improved health while having fun;
•Free access to financial planning/training and wellness education and health challenges;
•Free access to on demand mental health support, providing confidential coaching and counseling;

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•A 401(k) and profit-sharing program available to all employees meeting eligibility requirements (See “Compensation Discussion and Analysis” below for further information); and
•An education assistance program providing tuition reimbursement for eligible employees seeking to improve their job-related skills through additional education (subject to the conditions of the program). We also participate in the California Grocers Association Educational Foundation program to offer scholarships to employees, IOs and dependents.
COMPANY CULTURE
We believe that a diverse and inclusive team is important to our long-term business success and makes us a better company. Additionally, and as part of our commitment to transparency, we disclose our workforce diversity data (by gender, race and ethnicity) that we include in our consolidated EEO-1 report filed with the U.S. Equal Employment Opportunity Commission (“EEOC”) on our website.
We strive to nurture and uphold an inclusive, diverse environment free from discrimination of any kind, including sexual or other discriminatory/harassing behavior. We do this by setting an appropriate tone at the top with an open-door policy and robust policies/procedures such as our Code of Ethics (which includes access to an anonymous hotline) as well as an internal audit function—all of which support compliance with regulations and ethical behavior. We conduct regular training on all of our corporate policies, including on our Code of Ethics and Securities Trading Policy, and on topics such as workplace harassment and cybersecurity.
COMMUNITY INVOLVEMENT
The commitment by Grocery Outlet to our communities extends well beyond our offices and storefronts. We pride ourselves on giving back to local communities. In Fiscal Year 2025, through a coordinated effort with our Independent Operators and suppliers involving food, cash and online donations, we held our 15th Annual Independence from Hunger food drive, which supported over 400 non-profit agencies and helped reduce food insecurity and food waste within the communities in which we operate. In the 15 years Grocery Outlet has run this food drive, we and our IOs have raised over $30 million to fight food insecurity.
As an additional part of our efforts to fight hunger and minimize food waste, for decades our IOs have partnered with local food bank organizations to donate food and other items that would have otherwise been thrown away. California law SB 1383 requires, among other things, that we and our IOs in California donate a certain amount of edible food that would otherwise have been thrown away to food recovery organizations. Our IOs in California have adopted formal donor partner agreements to ensure that their regular donating activities meets the technical requirements of this legislation.
COMPANY FOUNDATION
In 2011, we established the Touching Lives Foundation, a 501(c)(3) nonprofit organization. The Foundation’s purpose is to help people within the Grocery Outlet family (i.e. employees and immediate family members of Grocery Outlet or Independent Operators) who have financial need resulting from a catastrophic life event. The Foundation has covered expenses, among others, related to illness, funeral expense, emergency travel, temporary housing and relocation. The Touching Lives Foundation receives financial support from the Board members, management and employees of Grocery Outlet, Independent Operators, an annual corporate endowment from Grocery Outlet Inc., as well as outside donors.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics applicable to all employees, executive officers and directors that addresses legal and ethical issues that may be encountered in carrying out their duties and responsibilities, including the requirement to report any conduct they believe to be a violation of the Code of Ethics. The Code of Ethics is available under the Corporate Governance tab of our Investor Relations page of our website at https://investors.groceryoutlet.com. If we ever were to amend or waive any provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to satisfy our disclosure obligations with respect to any such waiver or amendment by posting such information on our Internet website set forth above rather than by filing a Current Report on Form 8-K.

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Director Compensation
Pursuant to our Non-Employee Director Compensation Policy, cash and equity compensation is paid or granted, as applicable, to each member of our Board who is not an employee of us or any parent or subsidiary of us (each, a “non-employee director”). The Board adopted the current Non-Employee Director Compensation Policy in 2024 upon the recommendation of the Compensation Committee and following benchmarking analysis from and consultation with Korn Ferry.
NON-EMPLOYEE DIRECTOR CASH COMPENSATION
Under our Non-Employee Director Compensation Policy in effect for Fiscal Year 2025, non-employee directors receive the following cash compensation:

Components of Cash Retainer	($)

Annual cash retainer for Board service:
Non-Employee Directors	75,000
Additional annual cash retainer for Chairman and Lead Independent Director
Chairman	150,000
Lead Independent Director	50,000
Additional annual cash retainer for Committee service:
Audit and Risk Committee – Chair	25,000
Audit and Risk Committee – Member (non-Chair)	15,000
Compensation Committee – Chair	25,000
Compensation Committee – Member (non-Chair)	10,000
Nominating and Corporate Governance Committee – Chair	20,000
Nominating and Corporate Governance Committee – Member (non-Chair)	10,000
The annual cash retainers are earned on a quarterly basis based on a calendar quarter.
Under our current Non-Employee Director Compensation Policy, none of our directors receive separate compensation for attending meetings of our Board or any Committees. All directors are reimbursed for travel and other expenses directly related to director activities and responsibilities.
NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION
The current Non-Employee Director Compensation Policy provides that each non-employee director will be granted an RSU award under our 2019 Incentive Plan (the “2019 Incentive Plan”) with respect to a number of shares of our common stock having a grant value of $150,000. Non-employee directors who join the Board mid-vesting cycle generally receive a prorated grant.
Subject to the non-employee director’s continued service with us on the applicable vesting date, the annual RSU awards will generally vest in full upon the earlier of (i) the completion of twelve months from the grant date or (ii) the anniversary of the prior year’s annual meeting of stockholders. The annual RSU awards will vest in full upon a change in control. Upon vesting, the annual RSU grant will be settled in shares of our common stock within 30 days of the date on which the relevant vesting date occurs.

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DIRECTOR STOCK OWNERSHIP GUIDELINES
Our director equity ownership guidelines provide that our non-employee directors are expected to achieve and maintain ownership of equity with a total value equal to five times the annual cash retainer for Board service ($75,000 for Fiscal Year 2025). Non-employee directors are expected to initially satisfy such guidelines within a five-year initial compliance period. As of January 3, 2026, all non-employee directors in service were either in compliance with the guidelines or within the compliance period and making appropriate progress.
FISCAL YEAR 2025 DIRECTOR COMPENSATION TABLE
The following table summarizes the compensation paid to or earned by our current and former non-employee directors in Fiscal Year 2025, excluding (i) Mss. Allen and Thornton, who did not serve as directors in Fiscal Year 2025, and (ii) Mr. Lindberg, who was compensated as our Interim President and Chief Executive Officer for a portion of Fiscal Year 2025 and whose compensation as a non-employee director during Fiscal Year 2025 is reported in the Summary Compensation Table. During the period Mr. Lindberg served as Interim President and Chief Executive Officer, he did not receive cash compensation as non-employee director.

Name	Fees Earned Or Paid In Cash ($)	Stock Awards ($)(1)	Total ($)

Kenneth Alterman	100,000	150,009	250,009
John E. Bachman	101,957	150,009	251,966
Mary Kay Haben	98,995	150,009	249,004
Thomas Herman	100,000	150,009	250,009
Carey F. Jaros	90,992	150,009	241,001
Michael K. Kobayashi	46,236	150,000	196,236
Lawrence P. Molloy	46,236	150,000	196,236
Gail Moody-Byrd	88,003	150,009	238,012
Erik D. Ragatz	145,000	150,009	295,009
Jeffrey R. York	90,000	150,009	240,009
(1)Amounts reported in this column represent the grant date fair value of RSUs granted. RSU awards listed in this column may be deferred under the Deferral Plan. These amounts do not reflect actual amounts that may be paid to or realized by the director. The grant date fair value of the RSUs is calculated as the closing price of our common stock as reported on Nasdaq on the grant date multiplied by the number of shares of our common stock subject to the award. See Note 1, Organization and Summary of Significant Accounting Policies, and Note 8, Share-based Awards to our consolidated financial statements contained in our 2025 Annual Report for a discussion of all assumptions made by us in determining the grant date fair value in accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 718.
The RSU award granted to each of our non-employee directors represented the $150,000 annual grant as set forth in our Non-Employee Director Compensation Policy. An RSU award for 10,692 shares of our common stock was made on June 3, 2025 to each of our non-employee directors, with the exception of Mr. Kobayashi and Mr. Molloy, who were granted an RSU award for 11,839 shares of our common stock on June 26, 2025. As of the end of Fiscal Year 2025, each of our non-employee directors held 10,692 RSUs with the exception of Mr. Kobayashi and Mr. Molloy who each held 11,839 RSUs.

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DIRECTOR DEFERRAL PLAN
On November 6, 2020, the Compensation Committee approved the Grocery Outlet Holding Corp. Directors Deferral Plan (the “Deferral Plan”). All of our current non-employee directors are eligible to participate in the Deferral Plan. Under the terms of the Deferral Plan, non-employee directors may elect to defer all of their annual cash compensation and/or all of the shares of our common stock issued upon settlement of their annual RSU award, in each case, in the form of deferred stock units (“DSUs”) credited to an account maintained by us. The number of DSUs credited in respect of annual cash compensation is determined by dividing the dollar amount of the deferred cash compensation by the fair market value of a share of our common stock on the date the cash compensation would otherwise have been paid to the director. DSUs are awarded from, and remain subject to the terms of, the 2019 Incentive Plan.
Each DSU represents the right to receive a number of shares of our common stock equal to the number of DSUs initially credited to the director’s account plus the number of DSUs credited as a result of any dividend equivalent rights (to which DSUs initially credited to a director’s account are entitled). Directors may elect that settlement of DSUs be made or commence on (i) the first business day in a year following the year for which the deferral is made, (ii) following termination of service on the Board or (iii) the earlier of (i) or (ii). Directors may elect that DSUs be settled in a single one-time distribution or in a series of up to 5 annual installments. In addition, DSU accounts will be settled upon a Change in Control (as defined in the 2019 Incentive Plan) or upon a director’s death. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding outstanding DSUs held by our directors.

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AUDIT AND RISK COMMITTEE REPORT
Committee Membership
The Audit and Risk Committee of the Board (solely for the purpose of this report, the “Committee”) consists of John E. Bachman (Chair), Michael K. Kobayashi, Lawrence P. Molloy and Jeffrey R. York. The Board has determined, in accordance with applicable Nasdaq and SEC rules and regulations, that all of the Committee members are independent and able to read and understand financial statements, and Messrs. Bachman, Molloy and York are audit committee financial experts.
Charter and Responsibilities
The Committee operates under a written charter adopted by the Board, which is available on our website at https://investors.groceryoutlet.com. The Committee reviews the charter annually and works with the Board to make appropriate amendments that reflect the evolving role of the Committee.
Among other responsibilities set forth in its charter, the Committee assists the Board in overseeing our financial reporting, internal control and audit processes, monitoring our compliance with significant legal and regulatory requirements related to financial reporting and internal controls, overseeing the Company’s framework and approach to enterprise risk management, reviewing the work plan, staffing and performance of the Company’s internal audit function, and evaluating the qualifications, scope of work and planned procedures, performance and independence of our independent registered public accounting firm. The Committee is also responsible for appointing, and establishing the compensation and other terms of retention, of our independent registered public accounting firm.
The Committee relies on the expertise and knowledge of management, the internal auditor, and the independent registered public accounting firm in carrying out its oversight responsibilities. Management has the primary responsibility to establish and maintain an effective system of internal control over financial reporting and disclosure controls and procedures, to prepare and present fair and accurate financial statements and reports filed with or furnished to the SEC, to implement appropriate accounting and financial reporting principles, and to comply with applicable laws and regulations. Our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for performing independent audits of our consolidated financial statements and the effectiveness of internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and to issue reports thereon. The Committee does not provide any expert or other special assurance as to the Company’s financial statements or any expert or professional certification as to the work of our independent registered public accounting firm.
Fiscal Year 2025 Financial Statements
In the performance of its oversight function, the Committee reviewed and discussed our audited consolidated financial statements included in our 2025 Annual Report and the reporting process with the Company’s management and Deloitte, as well as Deloitte’s audit report. The Committee also reviewed and discussed Deloitte’s overall audit scope and work plan throughout the course of the audit for Fiscal Year 2025. Further, the Committee discussed with Deloitte, with and without management present, the effectiveness of our internal control over financial reporting, and reviewed and discussed Deloitte’s internal control report. In addition, the Committee discussed with Deloitte the required communications by the applicable requirements of the PCAOB and the SEC. These communications included Deloitte’s perspective on the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments made by management, including related disclosures regarding significant accounting policies included in our 2025 Annual Report, and the critical audit matters addressed in Deloitte’s audit report.

2026 Proxy Statement	35

Audit and Risk Committee Report
The Committee also met with senior management to discuss the processes they undertook to evaluate the accuracy and fair presentation of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures. In particular in Fiscal Year 2025, the Committee regularly reviewed progress with management, internal audit and Deloitte towards the remediation of the material weakness in internal control over financial reporting regarding information technology controls in connection with the Company’s efforts to replace components of its enterprise resource planning system. The Committee also reviewed the related risks and mitigants that management evaluated regarding the material weakness to ensure that there were no material misstatements or omissions in the financial statements included in the 2025 Annual Report, that Deloitte would be able to continue to provide an unqualified opinion on such financial statements, and that the Company would satisfy its financial reporting obligations and the Company’s obligations under its debt instruments. Certain of the foregoing matters were discussed in executive sessions solely with Deloitte, representatives of management or the Committee alone. As of January 3, 2026, management concluded through continued testing that these specific controls have operated effectively for a sufficient period of time, and the material weakness was remediated. Based on the review and discussions with management and Deloitte described above, the Committee recommended to the Board that the audited consolidated financial statements be included in our 2025 Annual Report.
Other Reporting Matters
During Fiscal Year 2025, the Committee also reviewed and discussed with management and Deloitte, as applicable, the unaudited quarterly financial statements included in our Quarterly Reports on Form 10-Q filed with the SEC and the required communications for an interim review by the applicable requirements of the PCAOB and SEC, our earnings press releases, our earnings guidance, and the use and presentation of non-GAAP financial information. Further, during Fiscal Year 2025, the Committee considered our critical accounting policies and significant judgments and estimates, and changes in the Company’s accounting practices, principles, controls and methodologies applicable to its financial statements. The Committee also reviewed with management the Company’s enterprise risk management framework, the significant risks and exposures identified by management, and strategies to mitigate identified risks, including relating to the Company’s financial risk exposures and cybersecurity, data privacy and data security controls. The Committee further oversaw, and evaluated the overall effectiveness of, the Company’s legal, regulatory and corporate compliance programs related to financial reporting, internal controls and ethics (including oversight of reports made to our ethics hotline).
Independence and Pre-Approval Policy
The Committee recognizes the importance of maintaining the independence of the independent registered public accounting firm, both in fact and appearance, and takes a number of measures to ensure independence. The Committee received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Committee concerning independence. As part of its ongoing independence evaluation of Deloitte, the Committee also evaluated the amount of non-audit service requests and approved services that we obtain from Deloitte and whether it was compatible with its independence, as well as the PCAOB’s oversight of Deloitte through the establishment of audit, quality, ethics, and independence standards and conducting audit inspections. Based on the foregoing considerations and other matters, the Committee concurred with Deloitte’s conclusion that it was independent under applicable standards.
The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Deloitte. For each proposed service, Deloitte provides the Committee with a description of the service and sufficient information to confirm Deloitte’s determination that the provision of such service will not impair independence. In some cases, the Committee provides pre-approval for as long as a year related to a particular category of service, or a particular defined scope of work subject to a specific budget. The Committee reviewed and pre-approved all audit and non-audit services performed by Deloitte during Fiscal Year 2025 in accordance with established procedures.

36

Audit and Risk Committee Report
Independent Registered Public Accounting Firm Tenure and Rotation
As part of its appointment process, the Committee considers whether to rotate the independent registered public accounting firm. Deloitte has been our independent registered public accounting firm since 2007, and the Committee recently approved the appointment of Deloitte as our independent registered public accounting firm for Fiscal Year 2026. In addition, the Committee oversees the process for evaluation and selection of the lead audit engagement partner every five years.
In determining that the re-appointment of Deloitte was in the best interests of the Company and its stockholders, the Committee considered the following, among other matters:
•The significant benefits from Deloitte’s extensive historical experience, including higher quality audit work and accounting advice due to Deloitte’s institutional knowledge of and familiarity with our business and operations, accounting policies and financial systems, and internal control framework;
•Operational efficiencies and a resulting fee structure that is appropriate and reasonable relative to scope of services because of Deloitte’s history and familiarity with our business;
•The positive assessment by management and the Committee regarding Deloitte’s performance of services during Fiscal Year 2025;
•Deloitte’s qualifications, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources (including its subject matter experts and investment in auditing technologies), evaluation of emerging issues, alternative treatments, and complex accounting matters in accordance with GAAP (including utilization of its national office, as appropriate), and staffing (including annual assessment of the adequacy of personnel on our account, objectivity and professional skepticism);
•Deloitte’s rigorous process for monitoring and maintaining independence, and its transparent disclosure regarding related considerations; and
•The quality and frequency of Deloitte’s communications to and interactions with the Committee, including the Chair, at meetings and between meetings.
Audit and Risk Committee
John E. Bachman, Chair
Michael K. Kobayashi
Lawrence P. Molloy
Jeffrey R. York
The foregoing report of the Audit and Risk Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically incorporates such report by reference therein.

2026 Proxy Statement	37

OTHER AUDIT AND RISK COMMITTEE MATTERS
Fee Information
The following table sets forth fees in connection with services rendered by Deloitte & Touche LLP, the Company’s independent registered public accounting firm, for Fiscal Year 2025 and Fiscal Year 2024.

	Fiscal Year 2025 ($)	Fiscal Year 2024 ($)

Audit Fees	3,262,420	3,538,610
Audit-Related Fees	—	—
Tax Fees	603,641	388,364
All Other Fees	1,895	1,895
Total Fees	3,867,956	3,928,869
AUDIT FEES
Audit fees include fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements included in quarterly reports, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC. Fiscal Year 2024 audit fees also include audit services provided in connection with the application of purchase accounting related to the acquisition of United Grocery Outlet.
TAX FEES
Tax fees include fees for professional services rendered for tax compliance, consultation, planning and analysis. Fiscal Year 2025 tax fees include services related to the acquisition of United Grocery Outlet.
ALL OTHER FEES
All other fees include fees for a technical accounting research tool subscription service.
Audit and Risk Committee Pre-approval Policies and Procedures
Under our Audit and Risk Committee’s charter, the Audit and Risk Committee must pre-approve all audit and other permissible non-audit services proposed to be performed by the Company’s independent registered public accounting firm. In pre-approving such services, the Committee considers whether the provision of services is consistent with maintaining the independence of the independent registered public accounting firm, including under applicable law. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals will be presented to the full Committee at its next scheduled meeting.
All of the services provided by Deloitte & Touche LLP described above were approved by our Audit and Risk Committee. The Audit and Risk Committee approved a pre-approval policy for services provided by the independent registered public accounting firm. Under the policy, our Audit and Risk Committee has pre-approved the provision by the independent registered public accounting firm of certain services that fall within specified categories. Any services exceeding pre-approved cost levels or budgeted amounts, or any services that fall outside of the general pre-approved categories, require specific pre-approval by the Audit and Risk Committee.

38

EXECUTIVE OFFICERS
The following table sets forth information about our executive officers as of April 7, 2026:

Name	Age	Position

Jason Potter	55	President and Chief Executive Officer
Christopher M. Miller	65	EVP, Chief Financial Officer
Andrea R. Bortner	64	EVP, Chief Human Resources Officer
Matthew P. Delly	46	EVP, Chief Merchandising & Purchasing Officer
Frank M. Kerr	35	EVP, Chief Store Operations Officer
Luke D. Thompson	53	EVP, General Counsel and Secretary
Set forth below is a brief description of the business experience of our executive officers. See “Corporate Governance and Board Matters—Board of Directors—Director Backgrounds and Qualifications” for biographical and other information for Mr. Potter. Our executive officers are appointed by our Board and serve until their successors have been duly appointed and qualified or their earlier resignation, retirement or other termination of service.

CHRISTOPHER M. MILLER

Position: EVP, Chief Financial Officer
Since: January 2025
Mr. Miller previously served as Chief Financial Officer at Shamrock Foods Company, the largest family-held food service distributor in the western United States, since January 2023. From January 2007 to June 2022, he held several roles of increasing responsibility at Core-Mark Holding Co., a leading marketer of fresh food and broad-line supply solutions to the convenience retail industry in North America, including most recently as Core-Mark’s Chief Financial Officer from January 2016 to June 2022. Prior to Core-Mark, he held various financial and accounting roles since 1983, including at Cost Plus World Market, formerly known as Cost Plus Inc. (2002 to 2006), Echo Outsourcing (2000 to 2002) and Levi Strauss & Co. (1996 to 2000).

ANDREA R. BORTNER

Position: EVP, Chief Human Resources Officer
Since: March 2020
Ms. Bortner previously served as EVP, Chief Human Resources Officer at Maxar Technologies, Inc., a space technology company, from August 2016 to October 2019 and as EVP, Chief Human Resources Officer at Catalina, an advertising and marketing company, from August 2012 to June 2016.

2026 Proxy Statement	39

Executive Officers

MATTHEW P. DELLY

Root Beer
5g Sugar
poppi
It's Time to Love Soda Again

Position: EVP, Chief Merchandising & Purchasing Officer
Since: January 2026
Mr. Delly previously served as our EVP, Chief Merchandising Officer from June 2025 to January 2026. Prior thereto, Mr. Delly served as a consultant to Chedraui USA, a grocery retailer, from August 2024 to June 2025. Mr. Delly previously held positions at 99 Cents Only Stores from May 2021 to April 2024, including serving as Chief Merchandising Officer from March 2023 to April 2024. Prior to 99 Cents Only Stores, Mr. Delly held positions at Total Wines & More (2017 to 2021) and at Target (2002 to 2017).

FRANK M. KERR

Position: EVP, Chief Store Operations Officer
Since: September 2025
Mr. Kerr previously served as the Senior Vice President, Operations from February 2025 to September 2025 at Lidl US, a discount supermarket chain, and as Chief Customer Officer from November 2023 to February 2025. Mr. Kerr served as a Vice President at Lidl International from 2022 to 2023 and held positions at Save A Lot, a discount supermarket chain from 2018 to 2022, including serving as Vice President of Retail Operations from 2019 to 2022.

LUKE D. THOMPSON

KEURIG
GENUINE K-CUP PODS
COMMITTED TO 100% ETHICAL COFFEE SOURCING
STARBUCKS
VERANDA BLEND
NOTES OF TOASTED MALT & MILK CHOCOLATE
BLONDE ROAST
RECYCLABLE K-CUP PODS
24 · 0.42 OZ (12 g) / EA NET WT 10.1 OZ (288 g)
100% ARABICA COFFEE
GROUND

Position: EVP, General Counsel and Secretary
Since: February 2024
Mr. Thompson previously served as our SVP, General Counsel and Secretary from July 2022 to February 2024. Before joining us, he served in roles at Big 5 Sporting Goods Corporation, a sporting goods retailer, from 2002 to 2022, most recently as EVP, General Counsel and Secretary.

40

COMPENSATION DISCUSSION AND ANALYSIS

Table of Contents

This Compensation Discussion and Analysis, or CD&A, provides an overview of the philosophy, objectives, process and components of our compensation programs for the following Named Executive Officers, or NEOs, in Fiscal Year 2025.
Jason Potter
President and Chief Executive Officer
Christopher M. Miller
EVP, Chief Financial Officer
Steven K. Wilson
EVP, Chief Purchasing Officer
Andrea R. Bortner
EVP, Chief Human Resources Officer
Luke D. Thompson
EVP, General Counsel and Secretary

This proxy statement also includes information on the following former executive officers, who are included as additional NEOs in accordance with SEC rules:

Eric J. Lindberg, Jr.,
Former Interim President and Chief Executive Officer
Lindsay E. Gray
Former SVP, Interim Chief Financial Officer
Pamela B. Burke
Former EVP, Chief Stores Officer
Ramesh Chikkala
Former EVP, Chief Operations Officer
Executive Summary	42
Fiscal Year 2025 Company Performance	42
Executive Transitions During Fiscal Year 2025	43
Executive Compensation Philosophy	44
Key Elements of Fiscal Year 2025 NEO Compensation	44
Fiscal Year 2025 NEO Compensation Determinations	46
Compensation Mix for NEOs	47

Key Elements of Fiscal Year 2025 NEO Compensation Program	48
Base Salary	49
Fiscal Year 2025 Annual Incentive Plan (Bonus)	49
Long-Term Equity Incentive Compensation	52
Executive Transitions During Fiscal Year 2025	55

Initial Fiscal Year 2026 NEO Compensation Program Determinations	57
Process and Roles for Determining Compensation	59
Risk Considerations	61
Key Principles of Executive Compensation Program	61
Compensation Levels and Benchmarking	62
The Role of Stockholder Say-on-Pay Votes	62

Other Compensation	63
Executive Severance Plan	63
401(k) Plan and Discretionary Profit-Sharing Program	63
Benefits	63

Other Equity-Related Policies	64
Stock Ownership Guidelines	64
Securities Trading Policy	64
Clawback Policies	65
Timing of Equity Awards	65

Tax and Accounting Implications	66
Deductibility of Executive Compensation	66
Nonqualified Deferred Compensation	66

2026 Proxy Statement	41

Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis, or CD&A, provides important information about our executive compensation program for Fiscal Year 2025. The independent members of the Board administer compensation for our President and Chief Executive Officer, and the Compensation Committee administers our compensation program for the other Named Executive Officers. In the CD&A, we refer globally to the Compensation Committee for simplicity, but with respect to the President and Chief Executive Officer, such reference refers to the independent members of the Board who set compensation for that role. The compensation program for our NEOs is consistent with the compensation program for our other executive officers, and the Compensation Committee evaluates compensation programs for executive officers, including NEOs, as a group.
FISCAL YEAR 2025 COMPANY PERFORMANCE
Fiscal Year 2025 was a challenging year for the Company amid continued efforts to improve operations and return to historical levels of profitability. During the year, key priorities included securing executive leadership, retaining critical talent, and establishing incentive programs to drive future performance, with a greater emphasis on performance-based equity.
The Company’s financial results for the year missed financial performance targets for compensation plans. Financial highlights from Fiscal Year 2025 include:
•Net sales increased by 7.3% to $4.69 billion
•Comparable store sales increased by 0.5% on a 52-week basis
•Gross margin was 30.3% compared to 30.2% in Fiscal Year 2024
•Operating loss was $221.7 million, which included $113.8 million in non-cash impairment of long-lived assets, $45.9 million in restructuring charges and $149.0 million in non-cash goodwill impairment.
•Net loss was $224.9 million, or $(2.30) per diluted share, compared to net income $39.5 million, or $0.40 per diluted share for Fiscal Year 2024.
•Adjusted net income(1) was $75.2 million, or $0.76 per adjusted diluted share(1), compared to $76.3 million, or $0.77 per adjusted diluted share(1) for Fiscal Year 2024
•Adjusted EBITDA(1) increased by 7.4% to $254.3 million, or 5.4% of net sales
(1)See the Table of Contents for information regarding our non-GAAP financial measures.
Consistent with the Company’s pay-for-performance philosophy, these financial results led to executive incentive compensation being paid at levels well below target for the year. Payout for NEOs under the Company’s Annual Incentive Plan for Fiscal Year 2025 was 42.1% of target, and payout of the Performance Stock Unit awards granted in Fiscal Year 2023 and covering the three-year performance period ending at the end of Fiscal Year 2025 achieved a payout of 55% of target.
The Company has taken meaningful steps to improve operations and align executive compensation programs with stockholders in a way that is both responsive to our investors’ objectives and effective in attracting, motivating and retaining the level of talent necessary to lead, grow and manage our business successfully.

42

Compensation Discussion and Analysis
EXECUTIVE TRANSITIONS DURING FISCAL YEAR 2025
Jason Potter
On January 17, 2025, our Board appointed Jason Potter as President and Chief Executive Officer, effective February 3, 2025. In connection with that appointment, we entered into an employment agreement with Mr. Potter (“Potter Employment Agreement”) pursuant to which he agreed to serve as President and Chief Executive Officer and as a member of the Board. The independent members of the Board consulted with Korn Ferry, its independent compensation consultant, to determine Mr. Potter’s initial compensation arrangement, including obtaining a market-based assessment and analysis, reviewing the compensation he would forfeit upon his resignation from his then current employer and considering inducement awards related to his joining the Company. The compensation for Mr. Potter was developed using, among other factors, current market conditions for a president and chief executive officer in similarly situated companies, the compensation structure that would provide the most effective performance incentives, and alignment with the Company’s existing executive compensation framework. The Board also evaluated the distribution of potential compensation outcomes and the manner in which overall compensation levels would be delivered, which informed the decision to emphasize equity-based incentives, including stock options, with value dependent on stock price appreciation and strong stockholder alignment. The resulting compensation package was designed to tie a substantial portion of Mr. Potter’s compensation directly to the performance of our business under his leadership and is comparable to the target total direct compensation for the Company’s prior chief executive officer in Fiscal Year 2024.
Christopher M. Miller
Mr. Miller joined the Company as EVP, Chief Financial Officer on January 6, 2025. Mr. Miller’s compensation was developed using, among other factors, current market conditions for a chief financial officer in similarly situated companies, as well as discussions with Korn Ferry and the review of a market-based assessment and analysis. While Mr. Miller was granted a cash bonus and an equity grant as inducements to join the Company, Mr. Miller did not receive any make whole awards to offset compensation he would forfeit upon his resignation from his then current employer.

2026 Proxy Statement	43

Compensation Discussion and Analysis
EXECUTIVE COMPENSATION PHILOSOPHY
Our compensation philosophy is the foundation for designing our executive compensation program, as well as evaluating and improving the effectiveness of the program. Our compensation is annually reviewed by the Compensation Committee, including benchmarking against peer companies. Further, the Compensation Committee regularly evaluates our compensation programs and policies to evaluate if they are sufficiently aligned with such philosophy. The following are the core elements of our executive compensation philosophy, which applies to our NEOs:

Goal-oriented	Our executive compensation program rewards the achievement of specific short-term (annual) and long-term financial goals, which are aligned with our operational and strategic objectives.

Market Competitive	Compensation levels and programs for executives, including the Named Executive Officers, should be competitive, relative to the marketplace in which we operate. It is important for us to leverage an understanding of what constitutes competitive pay in our market and build unique strategies to attract, motivate and retain the high caliber talent we require to lead, manage and successfully grow our Company.

Performance-based	The majority of our executive compensation should be performance-based pay that is “at risk,” based on short-term and long-term financial goals that are key performance indicators and easily understood by investors and executives, as well as reasonably determined and measured.

Investor-aligned	Incentives should be structured to create a strong alignment between executives and investors on both a short-term and a long-term basis, each within our risk framework. Equity awards with long-term performance goals and vesting foster a shared culture of ownership. Our executives’ interests are aligned with those of our investors by further rewarding performance achieved above established goals.

Fair	Pay decisions should consider relativity among employees and ensure that individual performance, skills, experience and tenure are considered alongside the role’s scope of responsibility.
By incorporating these philosophies, we believe our executive compensation program is both responsive to our investors’ objectives and effective in attracting, motivating and retaining the level of talent necessary to lead, grow and manage our business successfully.
KEY ELEMENTS OF FISCAL YEAR 2025 NEO COMPENSATION
The key elements of our NEO compensation program in Fiscal Year 2025 consisted of:
•Base salary;
•The Annual Incentive Plan, referred to as our “AIP”, an annual performance-based cash bonus that is subject to our achievement of two independent performance metrics, adjusted EBITDA and comparable store sales, over a one-year performance period. For Fiscal Year 2025, two operational goals related to a reduction in Company shrink and new store performance were added to the AIP metrics; and
•Long-term equity incentives, which for Fiscal Year 2025 consisted of time-based stock options (in lieu of time-based RSUs granted in prior years) and performance-based restricted stock units (“PSUs”), with the PSUs subject to our achievement of two independent performance metrics, net sales and Adjusted EPS, over a three-year performance period.

44

Compensation Discussion and Analysis
References in the CD&A to the NEO annual compensation program and target total direct compensation for 2025 excludes new hire compensation for Messrs. Potter and Miller. A summary of the target total direct compensation and new hire compensation (if appliable) of each NEO at Fiscal Year End is set forth below:

NEOs at Fiscal Year End

Jason Potter
•Employment Start Date: February 3, 2025
•Base salary: $1,025,000
•Target bonus: $1,281,250 (125% of base salary)
•Actual bonus paid: $487,065
•Target equity (grant value): $4,200,000 (410% of base salary)
•Make whole new hire equity (time-based RSUs)(grant value): $2,000,000
•Inducement new hire equity (stock options, both time-based and performance-based) (grant value): $1,263,333

Christopher M. Miller
•Employment Start Date: January 6, 2025
•Base salary: $550,000
•Target bonus: $330,000 (60% of base salary)
•Actual bonus paid: $135,934
•Inducement new hire cash bonus: $100,000 (net of applicable taxes)
•Target equity (grant value): $1,100,000 (200% of base salary)
•Inducement new hire equity (time-based RSUs)(grant value): $400,000

Steven K. Wilson	•Base salary: $486,675 (5% increase) •Target bonus: $292,005 (60% of base salary—no change) •Actual bonus paid: $120,504 •Target equity (grant value): $1,158,750 (250% of base salary—no change)

Andrea R. Bortner	•Base salary: $481,937 (5% increase) •Target bonus: $289,162 (60% of base salary—no change) •Actual bonus paid: $119,331 •Target equity (grant value): $917,976 (200% of base salary—no change)

Luke D. Thompson	•Base salary: $454,104 (5% increase) •Target bonus: $272,462 (60% of base salary—no change) •Actual bonus paid: $112,439 •Target equity (grant value): $864,960 (200% of base salary—no change)

2026 Proxy Statement	45

Compensation Discussion and Analysis
FISCAL YEAR 2025 NEO COMPENSATION DETERMINATIONS

Base Salary	AIP	Equity

✓Reasonable merit-based salary increases approved and effective mid-year
✓No change to target bonus opportunity as a percentage of base salary
✓Continued use of two financial performance metrics as primary measures
✓Two operational performance metrics added for Vice Presidents and above
✓Fiscal Year 2025 AIP bonuses were earned at 42.1% of target bonus

✓No change to target equity opportunity as a percentage of base salary
✓Replaced RSUs with stock options to align equity pay outcomes with an instrument whose value depends solely on stock price movements
✓Shifted the mix of equity awards to target PSUs (50% of grant value) and stock options (50% of grant value) from the prior mix of target PSUs and RSUs of 70% of grant value and 30% of grant value, respectively, for the CEO and 60% of grant value and 40% of grant value, respectively, for all other NEOs
✓Continued use of two PSU performance metrics, each with 50% weighting of grant value of target PSUs

46

Compensation Discussion and Analysis
COMPENSATION MIX FOR NEOS
In Fiscal Year 2025, in line with our compensation philosophy that a significant portion of our executive pay be tied to company performance, approximately 84% of our President and Chief Executive Officer’s and 72% of our other NEOs target total direct compensation at Fiscal Year End was variable (or “at risk”), with value ultimately tied to either the achievement of financial and objective corporate goals, stock price performance, or both. In addition, the pay mix also is intended to provide a balance of short-term and long-term performance goals based on Company performance, as well as provide retention and motivation incentives by using time-based and performance-based equity.
For Fiscal Year 2025, the Compensation Committee adjusted the long-term equity incentive program for our Named Executive Officers to (i) utilize stock options in lieu of time-based RSUs and (ii) shift the mix of equity awards granted in Fiscal Year 2025 to 50% PSUs and 50% stock options, based on grant date value. Stock options align stockholder value and equity pay outcomes over time by tying realizable compensation solely to stock price appreciation. PSUs build on this alignment by introducing a structured pay-for-performance framework with ‘at risk’ compensation tied to multi-year performance objectives, reinforcing disciplined, long-term decision-making within our risk framework.
The charts below illustrate the target mix of pay for Fiscal Year 2025 (excluding new hire equity awards, benefits, and perquisites) for Mr. Potter and our NEOs at Fiscal Year End. The Compensation Committee believes this pay mix appropriately aligns the interests of executives and our stockholders.
CEO Target Mix of Pay

66% Long-Term

16% Salary	18% AIP	33% Stock Options	33% PSUs

84% Variable
Other NEOs at Fiscal Year End Average Target Mix of Pay

56% Long-Term

28% Salary	16% AIP	28% Stock Options	28% PSUs

72% Variable

2026 Proxy Statement	47

Compensation Discussion and Analysis
Key Elements of Fiscal Year 2025 NEO Compensation Program
The following is a summary of the primary elements and objectives of our Fiscal Year 2025 NEO compensation program:

Component		Description	Objectives, Rationale and Link To Stockholder Value

Short-Term	Base Salary	Annual fixed cash compensation	Securing and retaining executives by providing stability and reflecting the market for executive talent, as well as reflecting general merit on an annual basis

Annual Incentive Plan (Bonus)
Annual cash compensation based on annual financial and operational goals
•Bonus target as percentage of base salary
One-year Company performance goals:
•Adjusted EBITDA (50% weighting)
•Comparable store sales growth (30% weighting)
•Reduction in “shrink” (10% weighting)
•New Store Sales Performance (10% weighting)
Fiscal Year 2025 payout range for each metric: 0% to 200%

Pay-for-performance focus or “at risk” compensation, linking our annual financial and operational goals and short-term performance
Adjusted EBITDA and comparable store sales growth are key short-term performance measures which have been used by the Company for six years to assess year-over-year growth and are used by investors to assess performance and are critical to the Company’s positioning for positive growth
The operational metric related to a reduction in Company shrink (losses related to product markdowns, throwaways and theft) directly impacts the Company’s profitability
The operational metric related to new store sales performance is an important factor in driving the Company’s long-term growth and success

	Profit Sharing Program	Provides for discretionary Company contributions to 401(k) Plan accounts based on the Company’s profitability during the year	Aligns retirement benefits to Company profitability, incentivizing focus on delivering sustainable financial performance

Long-Term	PSUs
Performance-based award that vests in a single installment following the three-year performance period
Payout based on two financial measures:
•3-year cumulative net sales (50% weighting of grant value of target PSUs)
•3-year cumulative adjusted EPS growth (50% weighting of grant value of target PSUs)
Fiscal Year 2025 payout range for each metric: 0% to 200%

Pay-for-performance focus or “at risk” compensation, incentivizing strategic long-term decision-making over a three-year period within our risk framework
Cumulative net sales and cumulative EPS growth are key performance measures used by investors to assess performance and are critical to the Company’s long-term growth

	Stock Options	Time-based award, with three equal annual installments vesting over a three-year vesting period from the vesting commencement date and a ten-year term
Strongly aligns stockholder and executive outcomes, as stock options have value only if stockholders experience stock price appreciation, while providing significant upside for sustained long-term performance

48

Compensation Discussion and Analysis
In addition to these key compensation elements, our Named Executive Officers are provided certain other compensation as set forth in “—Other Compensation” below.
Set forth below is detailed information regarding our Fiscal Year 2025 NEO compensation program, including establishing target pay, setting performance metrics and goals, and determining earned pay.
BASE SALARY
We pay base salaries to compensate our Named Executive Officers for services rendered each year. Base salary is a regular cash payment, the amount of which is based on position, experience and performance after considering the following primary factors: internal review of the executive’s compensation and the Compensation Committee’s assessment of the executive’s individual prior performance, as well as benchmarking data. Salary levels are typically considered annually as part of our performance review process but may be adjusted in connection with a promotion or other change in job responsibility. Merit-based increases to salaries of our Named Executive Officers are determined and approved by the Compensation Committee after an assessment of the performance of each executive for the completed fiscal year. For Fiscal Year 2025, merit-based increases for our tenured Named Executive Officers were approved by the Compensation Committee and effective in June of 2025 after receiving input from Mr. Potter who joined the Company in February 2025. These increases are generally within the range of standard annual salary increases for all employees.
The following table summarizes the increase in annual base salaries for our tenured Named Executive Officers for Fiscal Year 2025.

NEO	FY 2024 Base Salary ($)	FY 2025 Base Salary ($)	YOY Change (%)

Jason Potter	n/a	1,025,000	n/a
Christopher M. Miller	n/a	550,000	n/a
Steven K. Wilson	463,500	486,675	5.00%
Andrea R. Bortner	458,988	481,937	5.00%
Luke D. Thompson	432,480	454,104	5.00%
As of the June 2025 effective date for salary increases for Fiscal Year 2025, Messrs. Lindberg and Chikkala and Ms. Gray were no longer employees of the Company and Ms. Burke’s planned termination date had already been agreed upon; therefore, none of them received any salary increases for Fiscal Year 2025.
FISCAL YEAR 2025 ANNUAL INCENTIVE PLAN (BONUS)
Our Named Executive Officers, other senior members of our management team, as well as certain other employees of the Company, are eligible to receive an annual cash bonus pursuant to our AIP. Our AIP is designed to create a performance-based link between executive compensation and our annual financial and operational goals and short-term performance. Actual annual cash incentive awards are calculated by multiplying each NEO’s target bonus opportunity (which is a percentage of base salary) by an overall achievement factor based on the combined weighted achievement of the applicable pre-determined quantitative performance goals.
When establishing the performance goals for the AIP, the Compensation Committee approves target payout for performance that it believes is reasonable and challenging to achieve. The Compensation Committee also establishes stretch goals for payouts higher than target to incentivize and reward participants for exceptional performance in the prevailing business environment. As reflected in the Summary Compensation Table, AIP payments have varied significantly over the last three years for our Named Executive Officers and are highly correlated with the Company’s annual financial performance.

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Compensation Discussion and Analysis
Annual bonus amounts (if any) for NEOs are payable in a lump sum cash amount in the first quarter of the subsequent fiscal year. Payments with respect to any bonus amount under the AIP are generally subject to a participant’s continued employment through the payment date. At the discretion of the Compensation Committee, bonuses can also be paid in shares of our common stock, although the Compensation Committee has not utilized that feature previously and has no current plans to do so.
Fiscal Year 2025 Target Bonus Opportunity
For each fiscal year, the NEOs’ annual target incentive bonuses are determined as a percentage of their base salaries and typically determined with the same timing and based on the same factors that the Compensation Committee considers in setting base salary. The following table summarizes the annual cash incentive opportunity for each of our tenured NEOs for Fiscal Year 2025, which remained unchanged from Fiscal Year 2024. The actual bonus received is calculated based on the salary paid during the Fiscal Year, taking into account prorated days worked and any mid-year salary adjustments.

NEO	Target Bonus Opportunity (% Of Salary)

Jason Potter	125
Christopher M. Miller	60
Steven K. Wilson	60
Andrea R. Bortner	60
Luke D. Thompson	60
Fiscal Year 2025 Achievement Factors
Consistent with the AIP in Fiscal Year 2024, the Compensation Committee utilized adjusted EBITDA and comparable store sales growth as performance metrics for the Fiscal Year 2025 AIP. Adjusted EBITDA is a critical metric for the Company’s business and a key indicator of profitable growth. Comparable store sales growth is measured for existing stores and reflects the Company’s focus on growth. In addition, for Fiscal Year 2025, the Compensation Committee added two operational metrics related to a reduction in Company shrink (losses related to product markdowns, throwaways and theft) and new store sales performance. These additional operational metrics were added to incentivize actions which could have a meaningful impact on the Company’s financial performance, as a reduction in Company shrink directly impacts the Company’s profitability and new store sales performance is a critical factor in driving the Company’s long-term growth and success.
In alignment with our compensation risk framework, the actual bonus payout under the Fiscal Year 2025 AIP that any Named Executive Officer is eligible to receive is capped at a maximum of 200% of the NEO’s bonus target. Achievement of each performance metric is calculated separately, and each has a payout range of 0% to 200% based on the following performance levels and percentages: 0% (below minimum); 20% (minimum); 100% (target); and 200% (maximum), with payout bands among minimum, target and maximum that generally are based on linear interpolation. However, the payout for comparable store sales growth above target performance is calculated as the lesser of (i) adjusted EBITDA achievement payout and (ii) comparable sales growth payout, but not less than 100%. Further, the portion of the AIP related to the operational goals cannot be paid unless the adjusted EBITDA goals has achieved at least minimum performance. In addition, for the Fiscal Year 2025 AIP, the Compensation Committee revised the slope of payout scale to reduce annual payout volatility.

Adjusted EBITDA(1) (50% weighting) Target = $279.7M	+	Comparable Store Sales Growth(1) (30% Weighting) Target = 4.3%	+	Shrink (10% Weighting)	+	New Stores (10% Weighting)	=	Overall Achievement Factor

(1)See our 2025 Annual Report for a definition of adjusted EBITDA and comparable store sales growth.

50

Compensation Discussion and Analysis
The following table sets forth the corporate performance goals that were used to calculate the annual bonus achievement factors under the Fiscal Year 2025 AIP for each of our Named Executive Officers.

	Adjusted EBITDA(1)			Comparable Sales Growth(1)			Reduction In Shrink			New Store Sales Performance

	FY 2025 Adjusted EBITDA ($M)	Achievement of Target Goal (%)	Payout (%)	FY 2025 Comparable Sales Growth ($%)	Achievement of Target Goal (%)	Payout (%)	FY 2025 Reduction in Shrink ($%)	Achievement of Target Goal (%)	Payout (%)	FY 2025 New Store Sales Performance ($M)	Achievement of Target Goal (%)	Payout (%)

Minimum	246.2	88	20	-0.7	-16.27	20	0.25	50	20	99,000	90	20
Target	279.7	100	100	4.3	100	100	0.5	100	100	110,000	100	100
Maximum	313.2	112	200	9.3	216.27	200	0.75	150	200	121,000	110	200
ACTUAL	254.2	90.89	42.2	0.45	10.46	41.3	-0.05	-10	0	108,112	98.28	86.3

Overall Fiscal Year 2025 Achievement Factor = 42.1%
•For actual performance between the specified minimum, target and maximum levels, the resulting achievement percentage is calculated using three distinct payout bands among minimum, target and maximum, with each payout band based on linear interpolation and the target payout being approximately at the median of the second payout band.
Fiscal Year 2025 Earned AIP
Despite progress on strategic priorities during Fiscal Year 2025, the Company’s financial performance was below expectations and missed financial performance targets under the AIP for the year. Consistent with the Company’s pay-for-performance philosophy, these financial results led to AIP payouts to NEOs being well below target levels for the year. Payout to NEOs under the AIP for Fiscal Year 2025 was 42.1% of target.
The following table summarizes the Fiscal Year 2025 annual incentive awards earned under the Fiscal Year 2025 AIP based on actual performance, as compared to the target opportunity, for each of our Named Executive Officers as of the Fiscal Year End. Messrs. Lindberg and Chikkala and Mss. Gray and Burke were not employees of the Company as of the payment date for the AIP for Fiscal Year 2025 and, therefore, did not received an AIP bonus for Fiscal Year 2025.

NEO	FY 2025 Base Salary(1) ($)	X	Target Bonus (%)	=	Target Bonus Amount ($)	X	Overall Achievement Factor (%)	=	Actual Bonus Received ($)

Jason Potter	1,025,000		125		1,281,250		42.1		487,065
Christopher M. Miller	550,000		60		330,000		42.1		135,934
Steven K. Wilson	486,675		60		292,005		42.1		120,504
Andrea R. Bortner	481,937		60		289,162		42.1		119,331
Luke D. Thompson	454,104		60		272,462		42.1		112,439
(1)Mr. Potter and Mr. Miller’s base salary used to determine the AIP bonus was prorated based on their effective hiring dates of February 3, 2025 and January 6, 2025, respectively. Messrs. Wilson and Thompson and Ms. Bortner’s base salary used to determine the AIP bonus was prorated as of the effective date of their salary increase on June 1, 2025.

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Compensation Discussion and Analysis
LONG-TERM EQUITY INCENTIVE COMPENSATION
Each of our Named Executive Officers is provided with the following long-term equity incentive compensation.
New Hire Equity Awards
In Fiscal Year 2025, the following new hire long-term equity awards were made to Mr. Potter:
•a new hire grant of stock options to purchase 250,000 shares of the Company's common stock, with one-third of such options vesting and becoming exercisable three years after the grant date, and two-thirds of such options vesting upon achievement of certain stock price performance targets during such three-year period and becoming exercisable three years after the grant date, as an inducement to join the Company; and
•a new hire grant of RSUs in an amount equal to $2,000,000, which vests in a single installment one year after the grant date, as a make-whole award to compensate for forfeited awards from Mr. Potter’s prior employer.
In Fiscal Year 2025, Mr. Miller received a new hire grant of RSUs with a grant value of $400,000 and standard three-year vesting as an inducement to join the Company.
These awards to Messrs. Potter and Miller are more fully described below under “Executive Transitions During Fiscal Year 2025.”

NEO	Value of RSUs ($)	RSUs (# Of Shares)	Value of Stock Options ($)	Stock Options (# Of Shares)

Jason Potter	2,000,000	168,492	1,263,333	250,000
Christopher M. Miller	400,007	33,699	—	—
Fiscal Year 2025 Target Equity Opportunity
For each fiscal year, the overall value of the NEOs’ equity awards is determined as a percentage of their base salaries. The following table summarizes the Fiscal Year 2025 target equity opportunity for each of our Named Executive Officers at Fiscal Year End. Mr. Wilson had the second highest target equity opportunity, other than our Chief Executive Officer, due to the importance of his role in driving revenue and in order to retain him in a highly aggressive talent market.

NEO	Target Equity Opportunity ($)	Target Equity Opportunity (% Of Salary)

Jason Potter	4,200,000	410
Chirstopher M. Miller	1,100,000	200
Steven K. Wilson	1,158,750	250
Andrea R. Bortner	917,976	200
Luke D. Thompson	864,960	200
Fiscal Year 2025 Equity Awards. For Fiscal Year 2025, the Compensation Committee revised the long-term equity incentive program for our Named Executive Officers to increase the emphasis on absolute stock price performance by (i) utilizing stock options in lieu of time-based RSUs and (ii) shifting the mix of equity awards to 50% PSUs and 50% stock options. Stock options align stockholder value and equity pay outcomes over time by tying realizable compensation solely to stock price appreciation, meaning executives derive value only in periods of stockholder value creation. PSUs build on this alignment by introducing a structured pay-for-performance framework with ‘at risk’ compensation tied to multi-year performance objectives, reinforcing disciplined, long-term decision-making within our risk framework.

52

Compensation Discussion and Analysis
Fiscal Year 2025 Stock Option Awards. The specific number of stock options to be granted was determined by dividing 50% of the target equity opportunity by the Black-Scholes value as determined by an independent third party. The stock options have an exercise price equal to the closing price of our common stock on the grant date, vest over a three-year period with one-third vesting on each of the three annual anniversaries of a specified vesting commencement date, contingent on the recipient’s continued employment with or service to us through the applicable vesting date, and have a ten-year term.
Fiscal Year 2025 PSU Awards. The number of target PSUs to be awarded was determined by dividing 50% of the target equity opportunity by the closing price of our common stock on the grant date. The PSUs will be earned based on the achievement of a cumulative net sales-based performance metric (50% weighting) and a cumulative adjusted EPS growth-based performance metric (50% weighting), each over a three-year performance period. Cumulative net sales and cumulative EPS growth are key performance measures used by investors to assess performance and are critical to the Company’s growth. Any earned PSUs will vest in one installment as of the end of the three-year performance period and contingent on continued employment with or service to us through the determination date (subject to certain proration payouts upon specified termination events or full vesting upon a termination following a change in control).
The Compensation Committee determines whether the performance metrics for PSUs have been achieved and if so, the level of achievement. The number of PSUs ultimately earned will be equal to the number of PSUs granted multiplied by the applicable percentage of actual performance achieved compared to the performance goals, based on the weighting. Earned PSUs for each performance metric can range from 0% to 200% of the number of PSUs granted based on the following performance levels and percentages: below minimum (0%); minimum (50%); target (100%); and maximum (200%). Actual performance that falls between the levels of achievement will be determined using linear interpolation. For the Fiscal Year 2025 PSU awards, the Compensation Committee revised the slope of the payout scale to reduce annual payout volatility.
Fiscal Year 2025 RSUs, Stock Options and PSU Grants. In Fiscal Year 2025, the following long-term equity awards were made to our Named Executive Officers. Pursuant to the Lindberg Interim CEO Agreement, Mr. Lindberg received an RSU for 295,280 shares with a grant date fair value of $4,104,392, of which 78,742 shares vested as of his separation date of February 2, 2025 based on the number of days Mr. Lindberg served as Interim President and Chief Executive Officer. See “Executive Transitions” below. While Mr. Chikkala and Mss. Gray and Burke received stock option and PSU awards in Fiscal Year 2025, upon their departure from or termination of services with the Company, all stock options were forfeited and a prorated portion of the PSU awards at target granted to Mr. Chikkala and Ms. Burke remain outstanding while all PSU awards held by Ms. Gray were forfeited. See “Grants of Plan-Based Awards.”

NEO	Value of Stock Options ($)	Stock Options (# Of Shares)	Value of PSUs at Target ($)	PSUs at Target (# Of Shares)

Jason Potter	2,100,002	371,025	2,100,005	176,917
Christopher M. Miller	550,005	97,174	550,008	46,336
Steven K. Wilson	579,380	102,364	579,387	48,811
Andrea R. Bortner	458,992	81,094	458,989	38,668
Luke D. Thompson	432,481	76,410	432,483	36,435
Settlement of Fiscal Year 2023 PSU Awards (Fiscal Year 2023-2025 Performance Period)
The Fiscal Year 2023 PSUs vested in one installment after the three-year performance period (January 1, 2023 to January 3, 2026) based on the Compensation Committee’s determination of achievement of specified performance goals and contingent on continued employment or service with us (subject to certain proration payouts upon specified termination events or full vesting upon a termination following a change in control).
Performance Goals and Achievement Levels for Fiscal Year 2023 PSU Awards. Despite progress on strategic priorities during Fiscal Year 2025, the Company’s financial performance was below expectations and contributed to achievement below target levels for the Fiscal Year 2023 PSUs. Consistent with the Company’s pay-for-performance philosophy, this resulted in payouts to our NEOs under the Fiscal Year 2023 PSUs that were 53% of their target payouts for these awards.

2026 Proxy Statement	53

Compensation Discussion and Analysis
The following table sets forth the performance goals and actual performance that were used to calculate the Fiscal Year 2023 PSUs for our Named Executive Officers. For actual performance between the specified minimum, target and maximum levels, the resulting achievement percentage was adjusted on a linear interpolation basis.

	Three-Year Revenue		Three-Year Cumulative Adjusted EBITDA Growth(1)

	Revenue ($B)	Payout (%)	Cumulative Adjusted EBITDA Growth (%)	Payout (%)

Minimum	12.5	50	24	50
Target	13	100	30	100
Maximum	13.5	200	36	200
ACTUAL	13	106	18.8	0

Overall Combined Achievement of Target = 53%
(1)As provided for in the form of Performance Stock Unit Agreement for the Fiscal Year 2023 PSUs, the definition of “Adjusted EBITDA” was determined based on the definition of such metric as publicly disclosed in (or as calculated in a manner consistent with) the Company’s Annual Report on Form 10-K for the Company’s 2022 fiscal year ended December 31, 2022.
Fiscal Year 2023 Earned PSUs. The achievement levels resulted in the following earned Fiscal Year 2023 PSUs for our Named Executive Officers as of the Fiscal Year End other than for Messrs. Lindberg, Potter, Miller and Chikkala, who were not employed at the time the 2023 PSUs were granted. Ms. Gray was granted a 2023 PSU for 10,719 shares at target but this award was forfeited upon the termination of her employment.

NEO	FY 2023 PSUs (Target) (# Of Shares)	FY 2023 Earned PSUs (# Of Shares)

Steven K. Wilson	24,735	13,110
Andrea R. Bortner	19,407	10,286
Luke D. Thompson	17,941	9,509
Pamela B. Burke	21,265	11,270

54

Compensation Discussion and Analysis
EXECUTIVE TRANSITIONS DURING FISCAL YEAR 2025
Jason Potter
On January 17, 2025, our Board appointed Jason Potter as President and Chief Executive Officer, effective February 3, 2025. In connection with that appointment, we entered into an employment agreement with Mr. Potter (“Potter Employment Agreement”) pursuant to which he agreed to serve as President and Chief Executive Officer and as a member of the Board. The independent members of the Board consulted with Korn Ferry to determine Mr. Potter’s initial compensation arrangement, including obtaining a market-based assessment and analysis and a review of the compensation he would forfeit upon his resignation from his then current employer. The compensation for Mr. Potter was developed using, among other factors, current market conditions for a president and chief executive officer in similarly situated companies, the compensation structure that would provide the most effective performance incentives, and alignment with the Company’s existing executive compensation framework. The independent members of the Board also evaluated the distribution of potential compensation outcomes and the manner in which overall compensation levels would be delivered, which informed the decision to emphasize equity-based incentives, including stock options, with value dependent on stock price appreciation and strong stockholder alignment. The resulting compensation package was designed to tie a substantial portion of Mr. Potter’s compensation directly to the performance of our business under his leadership and is comparable to compensation paid to the Company’s prior chief executive officer.
The Potter Employment Agreement provides that Mr. Potter will:
•receive an annual base salary of $1,025,000, subject to increase in the discretion of the Board;
•be eligible for an annual incentive bonus with a target of 125% of base salary; and
•receive a relocation allowance of up to $500,000 (net of applicable taxes, if any).
Under the Potter Employment Agreement, Mr. Potter received:
•a grant of stock options having a grant date fair value for financial reporting purposes of $2,100,000, with an exercise price equal to the closing trading price of the Company's common stock on the grant date (the “Closing Price”), which will vest over three years in equal annual installments;
•a grant of PSUs with a three-year performance period with the number of target PSUs equal to $2,100,000 divided by the Closing Price and a maximum payout of 200% of target;
•an additional new hire grant of stock options to purchase 250,000 shares of the Company's common stock (the “New Hire Stock Options”), with one-third of such options vesting and becoming exercisable three years after the grant date, and two-thirds of such options vesting upon achievement of certain stock price performance targets during such three-year period and becoming exercisable three years after the grant date, as an inducement to join the Company and as further set forth below; and
•an additional new hire grant of RSUs in an amount equal to $2,000,000 divided by the Closing Price and vesting in a single installment one year after the grant date, as a make-whole award to compensate for forfeited awards from Mr. Potter’s prior employer.
One-third of the New Hire Stock Options will vest upon the achievement, within three years following the grant date, of a stock price equal to or exceeding 125% of the exercise price of $11.87 for a period of 45 consecutive trading days and will become exercisable three years after the grant date; one-third of the New Hire Stock Options will vest upon the achievement, within three years following the grant date, of a stock price equal to or exceeding 150% of the exercise price of $11.87 for a period of 45 consecutive trading days and will become exercisable three years after the grant date; and one-third of the New Hire Stock Options will vest and become exercisable three years after the grant date. Directly tying the vesting of two-thirds of the New Hire Stock Options to specific stock price performance targets aligns the value of this inducement award to Mr. Potter with our stockholders, while the time-vesting requirements of the entirety of the New Hire Stock Options promotes retention.
The agreement also contains specified severance benefits upon certain terminations of employment. In consideration of the benefits provided to Mr. Potter, the employment agreement contains non-competition covenants during the term of the agreement as well as confidentiality and employee non-solicitation covenants. See “Potential Payments Upon Termination or Change in Control.”

2026 Proxy Statement	55

Compensation Discussion and Analysis
Eric J. Lindberg, Jr.
Mr. Lindberg served as Interim President and Chief Executive Officer from October 29, 2024 to February 2, 2025. In connection with such appointment, Mr. Lindberg and the Company entered into an Interim President and Chief Executive Officer Agreement (the “Lindberg Interim CEO Agreement”). The terms of the Lindberg Interim CEO Agreement were negotiated using, among other factors, current market conditions for a president and chief executive officer in similarly situated companies under similar circumstances, as well as discussions with Korn Ferry on market appropriate terms.
Under the Lindberg Interim CEO Agreement, Mr. Lindberg received:
•a base salary of $79,167 per month;
•a cash bonus of $315,582, which was calculated based on a maximum bonus opportunity of $1,187,500 and prorated for the number of days that Mr. Lindberg served as Interim President and Chief Executive Officer; and
•RSUs for 295,280 shares of which 78,742 shares vested as of his separation date of February 2, 2025 based on the number of days Mr. Lindberg served as Interim President and Chief Executive Officer.
Mr. Lindberg provided transition services (“Transition Services”) from the date of Mr. Potter’s appointment as President and Chief Executive Officer on February 2, 2025 to March 31, 2025 (“Transition Period”). In connection with such Transition Services, Mr. Lindberg received:
•his monthly salary during the Transition Period, which totaled $158,333; and
•the pro rata portion of the cash bonus through the end of the Transition Period, or $182,192.
The compensation paid to Mr. Lindberg for his services as Interim President and Chief Executive Officer and for Transition Services are set forth in the Summary Compensation Table. Mr. Lindberg received additional cash compensation in Fiscal Year 2025 for his service as a non-employee director after the conclusion of the Transition Period, but he did not receive any director cash compensation during his employment period.
As a result of his continuous service to the Company as a director, Mr. Lindberg continues to vest in outstanding equity awards that he earned while previously employed with the Company.
Christopher M. Miller
Mr. Miller joined the Company as EVP, Chief Financial Officer on January 6, 2025. Mr. Miller’s compensation was developed using, among other factors, current market conditions for a chief financial officer in similarly situated companies, as well as discussions with Korn Ferry and the review of a market-based assessment and analysis.
In connection with his appointment as EVP, Chief Financial Officer , Mr. Miller will:
•receive an annual base salary of $550,000;
•be eligible for an annual cash bonus with a target of 60% of base salary; and
•receive (i) annual equity grants with a target grant value of 200% of his base salary, with 60% and 40% of the total equity grant value to be issued in PSUs and RSUs, respectively.
In addition, in connection with his appointment as EVP, Chief Financial Officer , Mr. Miller received the following as inducements to join the Company:
•a new hire grant of RSUs with a grant date value of $400,000 and standard three year vesting; and
•a signing bonus of $100,000 (net of applicable taxes).

56

Compensation Discussion and Analysis
Lindsay E. Gray
Ms. Gray served as Interim Chief Financial Officer from February 29, 2024 until the date of Mr. Miller’s appointment as EVP, Chief Financial Officer on January 6, 2025 while continuing to serve as SVP, Accounting. Ms. Gray received a cash bonus equal to $30,000 per month for her service as Interim Chief Financial Officer. Ms. Gray did not receive any separation benefits in connection with her resignation from the Company effective as of June 2, 2025.
Pamela B. Burke
Ms. Burke and the Company agreed upon a departure as an employee of the Company effective as of October 3, 2025. The Company determined that Ms. Burke’s separation of employment was a Covered Termination (as defined in the Company’s Executive Severance Plan) and Ms. Burke received separation benefits pursuant to the Executive Severance Plan and as set forth in the Potential Payments Upon Termination of Change in Control. In addition, the Company and Ms. Burke entered into a Consulting Agreement effective as of October 3, 2025 which provides for Ms. Burke to provide transition services until April 1, 2026 at an hourly rate which was determined to be market rate. As a result of her continuous service to the Company, Ms. Burke continued to vest in her outstanding equity awards until the termination of her service on April 1, 2026.
Ramesh Chikkala
Mr. Chikkala and the Company agreed upon a departure from the Company effective as of June 6, 2025. The Company determined that Mr. Chikkala’s separation of employment was a Covered Termination (as defined in the Company’s Executive Severance Plan) and Mr. Chikkala received separation benefits pursuant to the Executive Severance Plan and as set forth in the Potential Payments Upon Termination of Change in Control.
Steven K. Wilson
Mr. Wilson and the Company agreed upon a departure from the Company effective as of March 20, 2026. The Company determined that Mr. Wilson’s separation of employment was a Covered Termination (as defined in the Company’s Executive Severance Plan) and Mr. Wilson received separation benefits pursuant to the Executive Severance Plan and as set forth in the Potential Payments Upon Termination of Change in Control.
Initial Fiscal Year 2026 NEO Compensation Program Determinations
For Fiscal Year 2026, the Compensation Committee implemented changes to the compensation program to better reflect the business challenges in 2026. The Compensation Committee maintained financial goals for the AIP program based on adjusted EBITDA and comparable store sales growth, and, in order to enhance focus and accountability on specific operations and strategic performance areas, replaced the operational goals related to a reduction in Company shrink and new store sales performance with individual goals for all executives other than our President and Chief Executive Officer, whose AIP bonus opportunity will be entirely based on Company financial performance.
For equity grants made to Named Executive Officers in Fiscal Year 2026, the Compensation Committee determined to utilize a mix of PSUs that are tied to the Company’s stock price performance and time-based RSUs. PSUs granted in Fiscal Year 2026 will be earned based on the achievement of specified stock price goals at the end of a three-year performance period. Earned PSUs can range from 0% (below minimum) for an ending 30-day average stock price below $12.50 to 200% (maximum) for an ending 30-day average stock price of $20.00 or more. The performance goals for these PSUs were established using a stock price for the Company’s common stock that was significantly higher than the then current stock price, thereby directly tying executive compensation to stock price performance and requiring a rigorous growth rate to achieve a payout. The Compensation Committee also determined to use time-based RSUs which fosters a culture of ownership and supports the Company’s efforts to retain key talent at a lower share utilization rate than stock options.

2026 Proxy Statement	57

Compensation Discussion and Analysis
Except for the foregoing changes, the Compensation Committee determined to continue our existing executive compensation programs for Fiscal Year 2026 in all material respects.

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58

Compensation Discussion and Analysis
Process and Roles for Determining Compensation
The independent members of the Board set the compensation for our Chief Executive Officer after taking into account market data and other factors they deem relevant. The Board seeks to tie a substantial portion of the Chief Executive Officer’s compensation directly to the performance of our business and stock price under such person’s leadership.
On January 17, 2025, our Board appointed Jason Potter as President and Chief Executive Officer, effective February 3, 2025. In connection with that appointment, we entered into an employment agreement with Mr. Potter pursuant to which he agreed to serve as President and Chief Executive Officer and as a member of the Board. The independent members of the Board consulted with Korn Ferry to determine Mr. Potter’s initial compensation arrangement, including obtaining a market-based assessment and analysis. The compensation for Mr. Potter was developed using, among other factors, current market conditions for a president and chief executive officer in similarly situated companies with the goal of having a substantial portion of his compensation tied directly to the performance of our business under his leadership.
The Compensation Committee sets the compensation of each of the other Named Executive Officers. During that process, the Compensation Committee seeks the input of the President and Chief Executive Officer and the Chief Human Resources Officer. At the end of each year, the President and Chief Executive Officer reviews a self-assessment prepared by each Named Executive Officer and assesses the Named Executive Officer’s performance against such person’s area of responsibility and individual goals and objectives, as well as the potential for advancement. Mr. Potter provided the Compensation Committee with his assessment of each Named Executive Officer’s performance in connection with a review of the NEO’s base salaries in June 2025. The Compensation Committee then considers such assessments, the Company’s overall performance, benchmarking data and other factors it deems relevant, and reviews and approves the compensation for each Named Executive Officer.
No NEO provides input or participates in the deliberation of the Board or Compensation Committee with respect to his or her own compensation.
The Compensation Committee determined to re-engage Korn Ferry as its independent compensation consultant for Fiscal Year 2025 and approved the terms of the engagement. Representatives of Korn Ferry attend each regular Compensation Committee meeting. Korn Ferry provided recommendations on an appropriate peer group and general retail market survey data to assist in benchmarking target total direct compensation for all Named Executive Officers (including for Mr. Potter), as well as detailed market information on the elements and design of the executive compensation program.

2026 Proxy Statement	59

Compensation Discussion and Analysis
The key roles for determining market-based and competitive compensation programs and then awarding the compensation components are as follows:

Role	Responsibility

Full Board
✓Approve new equity incentive plans and share pool increases under existing equity plans (subject to stockholder approval)
✓Review succession planning for our President and Chief Executive Officer and senior executive team

Independent Members of Board	✓Approve the target total direct compensation for our President and Chief Executive Officer

Compensation Committee
✓Establish the compensation philosophy for our Named Executive Officers and seek to ensure alignment with compensation programs, policies and practices
✓Establish the compensation program for all executive officers (including cash-based incentive plans) and approve the target total direct compensation for our executive officers (other than our President and Chief Executive Officer)
✓Periodically review and make recommendations to the Board with respect to the adoption of, or amendments to, all equity-based incentive compensation plans for employees
✓Oversee our employee compensation and benefit programs, including through delegation to management
✓Evaluate our employee compensation programs to determine whether the relationship between the incentives associated with these plans and the level of risk-taking in response to such incentives is reasonably likely to have a material adverse effect on us
✓Periodically engage with stockholders regarding our executive officer compensation programs

Independent Consultant
✓Serve as the independent advisor to the independent members of the Board and the Compensation Committee, including to review the competitiveness of compensation provided to the President and Chief Executive Officer and other executive officers and provide the Compensation Committee with an executive compensation assessment, peer group and general retail market survey data analysis, and review of our annual Compensation Discussion and Analysis and related compensation disclosures in SEC filings
✓Provide analyses that inform the decisions of the Compensation Committee and the independent members of the Board without deciding or approving any compensation decisions
✓To the extent requested, independently meet with the Compensation Committee in executive session during regularly scheduled meetings and independently meet once per year with the independent members of the Board to discuss President and Chief Executive Officer compensation

President and CEO
✓Recommend strategic direction and goals, supported by the executive compensation programs, which are then reviewed and approved by the Compensation Committee and Board, as applicable
✓Evaluate executive officer performance and develop recommendations for compensation aligned to the compensation philosophy and compensation and benefits programs, excluding such person’s own compensation

60

Compensation Discussion and Analysis
RISK CONSIDERATIONS
In establishing and reviewing our executive compensation program for Fiscal Year 2025, the Compensation Committee concluded that the Company’s employee compensation programs and policies did not encourage unnecessary or excessive risk-taking that would be reasonably likely to result in a material adverse effect on us. See the section entitled “Corporate Governance and Board Matters—Board of Directors—Board and Committee’s Role in Oversight—Compensation Risk Analysis” above for an additional discussion of risk considerations.
KEY PRINCIPLES OF EXECUTIVE COMPENSATION PROGRAM
When aligning our executive compensation program with our compensation philosophy, the Compensation Committee and the Company adhere to the following pay principles, policies and processes:

What We Do		What We Don’t Do

✓	Our fully independent Compensation Committee retains and actively engages with an independent compensation consultant	X	No single trigger vesting of equity-based awards upon change in control

		X	No tax gross ups on severance or change-in-control benefits

✓	Annually determine our peer group and review peer group and survey benchmarking data

		X	No hedging or pledging of our stock

✓	Align short- and long-term incentive programs to business strategy and stockholder interests	X	No significant executive perquisites or supplemental benefits except new hire inducements granted to Mr. Potter and Mr. Miller

✓	Maintain a performance-based cash incentive plan and a PSU equity award program, each based on objective financial goals aligned with business strategy and with payouts limited by minimums and caps

		X	No guaranteed bonuses, except new hire inducements, interim roles and severance

		X	Our equity plan does not allow repricing or exchange of underwater options without stockholder approval

✓	“At risk” compensation and long-term equity awards each represents a majority of target total direct compensation

		X	No dividend equivalents to executive officers paid on unvested RSU or PSU awards

✓	Conduct an annual risk assessment of the Company’s compensation programs, policies and practices, and have confirmed they are not reasonably likely to have a material adverse effect

✓	Maintain clawback policies, including a Dodd-Frank/Nasdaq-compliant policy

✓	Maintain stock ownership guidelines to support the alignment of executive officer and Board interests with our stockholders

✓	Provide an annual stockholder Say-on-Pay advisory vote

✓	Engage periodically with our stockholders regarding, among other things, our ESG strategy and executive compensation program

2026 Proxy Statement	61

Compensation Discussion and Analysis
COMPENSATION LEVELS AND BENCHMARKING
We benchmark our executive compensation against a peer group of public companies that we believe we compete for executive talent as well as general retail market survey data from Korn Ferry, the Compensation Committee’s independent consultant. Such benchmarking focuses on target total direct compensation , which consists of base salary, the target annual incentive bonus opportunity and the target long-term equity incentive opportunity. While the Board and the Compensation Committee do not benchmark individual compensation components, they generally use the 50th percentile of target total direct compensation as a reference point. Additionally, we evaluate target total direct compensation levels taking into account internal equity considerations (including position, responsibility and contribution), as well as the appropriate pay mix for a particular position.
The peer group is periodically evaluated and updated to ensure the companies in the group remain relevant to us based on our changing size, changing dynamics in the market in which we compete for executive talent and other factors. In assessing the appropriateness of peer companies for our peer group for Fiscal Year 2025, the Compensation Committee primarily considered industry (companies within relevant GICS sector), company size (annual revenue, market capitalization, number of stores, and other financial metrics), performance (similar profitability and market performance profile) and operational complexity. Korn Ferry reviews the companies in the peer group annually and proposes any changes in response to mergers and acquisitions, significant movements in revenues or market capitalization, and revised business strategies. Based on these recommendations, the following changes were made to the peer group for fiscal 2025: Big Lots, Inc., Floor & Décor Holdings, Inc. and Deckers Outdoor Corporation were removed, and Cracker Barrel Old Country Store, Inc. and Village Super Market, Inc. were added.
The peer group of 16 companies which, along with broader market survey data, were used for benchmarking purposes in Fiscal Year 2025 is set forth below.

✓Bloomin’ Brands, Inc. ✓Brinker International, Inc. ✓Carter’s Inc. ✓Cracker Barrel Old Country Store, Inc. ✓Five Below, Inc.	✓Ingles Markets Inc. ✓Leslie’s, Inc. ✓National Vision Holdings, Inc. ✓Ollie’s Bargain Market Holdings, Inc. ✓Petco Health and Wellness Company, Inc. ✓PriceSmart, Inc.	✓Sleep Number Corporation ✓Sprouts Farmers Market, Inc. ✓Texas Roadhouse, Inc. ✓Village Super Market, Inc. ✓Weis Markets, Inc.

THE ROLE OF STOCKHOLDER SAY-ON-PAY VOTES
We provide our stockholders with the annual opportunity to cast an advisory vote on our NEO compensation (a Say-on-Pay proposal). At our annual meeting held on June 2, 2025, our stockholders approved the Fiscal 2024 compensation of our Named Executive Officers with 93% of the votes cast in favor of the Fiscal 2024 executive compensation program. The Compensation Committee considered stockholder support for our NEO compensation policies and practices based on the results of our most recent Say-on-Pay proposal at the 2025 annual meeting of stockholders, as well as other general stockholder feedback on compensation, governance and related matters through our periodic engagement. No material changes were made to our NEO compensation policies and practices in Fiscal Year 2025 directly as a result of the Say-on-Pay proposal voting results. The Compensation Committee will continue to consider stockholder perspectives, including the results of future Say-on-Pay votes, when making future compensation decisions for our NEOs.

62

Compensation Discussion and Analysis
Other Compensation
EXECUTIVE SEVERANCE PLAN
The Company maintains the Grocery Outlet Holding Corp. Executive Severance Plan (the “Executive Severance Plan”) to provide severance benefits to certain eligible employees of the Company and its affiliates who experience a termination of employment under the conditions described in the Executive Severance Plan. Eligible employees under the Executive Severance Plan in Fiscal Year 2025 included all of our Named Executive Officers at Fiscal Year End, other than Mr. Potter due to his employment agreement. The purposes of the Executive Severance Plan, among others, are to assist us in attracting and retaining executives by providing a level of protection against involuntary job loss and to provide appropriate incentives to executives to maintain ongoing alignment with stockholder interests. Eligible employees who receive severance benefits under the Executive Severance Plan will be bound by certain restrictive covenants in favor of the Company, including confidentiality, non- disparagement and non-solicitation covenants. See “Potential Payments Upon Termination or Change in Control” for additional information.
401(K) PLAN AND DISCRETIONARY PROFIT-SHARING PROGRAM
We maintain a defined contribution pension plan (the “401(k) Plan”) for all full-time employees, including our Named Executive Officers, with at least three months of service. The 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The 401(k) Plan provides that each participant may contribute up to 60% of such person’s salary up to the legally allowed maximum amount.
Additionally, our 401(k) Plan allows for discretionary employer contributions. We refer to our contributions to the 401(k) Plan as our “Profit-Sharing Program.” Under this program, any employee who meets the eligibility requirements, which includes, among others, one year of continuous employment with us, is eligible to receive Company contributions to their 401(k) account generally based on (i) the Company’s profitability during a given year and (ii) a percentage of their salary (in accordance with IRS rules, if a participant has a base salary greater than $345,000 in 2024, then $345,000 is used as the base salary for the purposes of this latter calculation). Beginning with Fiscal Year 2023, Company contributions vest over a period of four years (i.e. once an employee has served four years, he/she is fully vested in all past and future Company contributions). For Fiscal Year 2025 and consistent with the Company’s pay-for-performance philosophy, no profit-sharing contributions were made by the Company to the 401(k) Plan.
BENEFITS
We provide various employee benefit programs to our Named Executive Officers, including medical, vision, dental, life insurance, accidental death & dismemberment, long-term disability, short-term disability, health savings accounts and wellness programs. These common benefit programs are generally available to all of our employees on a non-discriminatory basis.

2026 Proxy Statement	63

Compensation Discussion and Analysis
Other Equity-Related Policies
STOCK OWNERSHIP GUIDELINES
The Compensation Committee approved stock ownership guidelines for our management team and our Board. Pursuant to the guidelines, after a phase-in period, each of our executives with a title of Vice President and above is required to own shares of our common stock having an aggregate fair market value equal to or greater than a multiple of their base salary as set forth below (each as measured with reference to the base salary payable to each executive in the immediately preceding calendar year):

Title	Multiple Base Salary

Chief Executive Officer	Five
Executive Vice President	Three
Senior Vice President and Vice President	Two
For purposes of the guidelines, the base salary payable will include all base salary utilized to determine compliance in a given calendar year (even if the payment of which is deferred to a later calendar year). Executives have five years to attain the specified level of equity ownership. Executives must hold 50% “net shares” (shares of our common stock left after the tax liability is settled) received from their equity awards until the guidelines are met. Once the guidelines are met, an executive will not be deemed to be out of compliance with the guidelines if their ownership falls below the required level solely due to a decrease in the Company’s stock price. The Compensation Committee may waive compliance with the guidelines on a case-by-case basis where these guidelines would place a severe hardship on an individual.
As of the end of Fiscal 2025, our NEOs were either still within the phase-in period to achieve compliance with our stock ownership guidelines or had previously met the guidelines but their ownership level was impacted by a decline in our stock price. In addition to stock ownership levels, the Compensation Committee also periodically reviews our executives’ unvested equity levels along with proceeds received from periodic stock sales.
SECURITIES TRADING POLICY
Our Board has adopted a Securities Trading Policy governing the purchase, sale, and/or other disposition of our securities by directors, officers, employees and other specified persons. Our Securities Trading Policy is designed to inform, educate and create reasonable processes to prevent the Company and its directors, officers, employees and other specified persons from insider trading violations and the appearance of any related improper conduct. Our policy specifically prohibits, among other things all directors, officers and other employees from speculating in our stock, including trading in options, warrants, puts and calls, or similar derivative securities, selling our stock short and participating in hedging transactions. Our policy also prohibits our directors, officers and certain other employees from pledging our stock as collateral for a loan.
Except under limited circumstances (relating to Rule 10b5-1 trading plans), persons subject to our policy, their affiliates and certain members of their family may not engage in any transaction of Company securities (or assist or encourage other persons to do so) while aware of material non-public information relating to the Company. Our policy also implements quarterly trading blackout periods and pre-clearance requirements, and allows for special blackout periods, for our NEOs and other specified persons to reduce the likelihood of trading at times with significant risk of insider trading exposure.
Further, the policy includes Rule 10b5-1 trading plan guidelines to assist in compliance with the Rule 10b5-1 affirmative defense for insider trading liability, including that such plans can only be adopted or modified when the applicable person is permitted to transact in Company securities under the terms of the policy (including not being aware of any material non-public information), must include the minimum statutory cooling-off period between plan adoption and the first trade under such plan, and must comply with the prohibitions on multiple overlapping plans and limitations on single-trade plans. The adoption, modification or termination of any such plan is subject to pre-clearance requirements. A copy of our Securities Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for Fiscal Year 2024.

64

Compensation Discussion and Analysis
CLAWBACK POLICIES
Pre-October 2023 Policy. In the event that the Compensation Committee determines, in its discretion, that any fraud, willful misconduct or gross negligence by a current or former “Officer” (as that term is defined in Rule 16a-1(f) under the Exchange Act) caused or contributed, directly or indirectly, to the restatement of our reported financial results, our clawback policy, for incentive compensation received prior to October 2, 2023 (“Pre-October 2023 Clawback Policy”), empowers the Compensation Committee to seek recovery of or cancel any “Overpayment”, which is defined as the difference between (i) any incentive compensation paid, granted, vested, settled or accrued based on the belief that the Company, had met or exceeded performance goals that would not have been met had the financial information been accurate, and (ii) the incentive compensation which the Officer would have been paid or awarded based on the accurate financial information or restated results, as applicable. Under the Pre-October 2023 Clawback Policy, the Compensation Committee has discretion whether to seek recoupment, taking into account any factors as it deems appropriate.
Current Policy. As required by the listing standards adopted by Nasdaq as a result of SEC rulemaking, our Board adopted an additional Incentive Compensation Clawback Policy. The policy provides that the Company must promptly recover specified incentive-based compensation that is received by our executive officers on or after October 2, 2023, regardless of fault or misconduct, upon specified accounting restatements of the Company’s financial statement that resulted in such persons receiving an amount that exceeded the amount that would have been received if based on the restated financial statements. There are limited exceptions to the recovery requirement as set forth in the listing standards. Incentive-based compensation is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The subject compensation will be determined without regard to any net settlement of, or taxes paid or payable or withheld on, such compensation, but there will not be any duplicative recovery by the Company. As specified in the listing standards, the Company cannot indemnify, or pay or reimburse for insurance for, an executive officer for recoveries under this policy. The recovery period under the policy is three full years preceding the date our Board or a committee thereof concludes, or reasonably should have concluded, that an accounting restatement is required. If applicable, the Company will provide the current or former executive officer with a written demand for repayment or return and the method thereof (although the Company provides an executive officer with an opportunity to respond at a meeting or otherwise in advance of such formal notice). If such repayment or return is not made when due, the policy provides that the Company will take all reasonable and appropriate actions to recover such erroneously awarded compensation from such person. A copy of our Incentive Compensation Clawback Policy is filed as an exhibit to our Annual Report on Form 10-K for Fiscal Year 2024.
Incentive Plan Policies. The 2019 Incentive Plan and AIP incorporate by reference any Company clawback policies into such plans. In addition, the 2019 Incentive Plan provides that (i) if a participant receives any amount in excess of the amount the participant should have received under the terms of an award for any reason (including financial restatement, mistake in calculation or administrative error) or (ii) if the Compensation Committee determines a participant has engaged in specified detrimental activity (including the disclosure of proprietary or confidential information, activity that would be grounds for a for-cause termination, a breach of restrictive covenants, or fraud or contributing to any financial restatements or irregularities), then it may cancel all outstanding equity awards and require the repayment of any gain realized on the vesting or exercise of equity awards.
TIMING OF EQUITY AWARDS
The Compensation Committee neither coordinates the timing of equity awards to directors, executive officers or employees with the release of material non-public information nor takes material non-public information into account when determining the terms of equity awards. In addition, the Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. This practice was memorialized in the Compensation Committee Policy on Granting Option Awards adopted by the Compensation Committee. Annual equity awards generally are made in the first quarter of each fiscal year during an open window period. New hire equity awards to executive officers are generally made shortly after commencement of employment.

2026 Proxy Statement	65

Compensation Discussion and Analysis
Tax and Accounting Implications
The Compensation Committee operates its compensation programs with the good faith intention of complying with Section 409A of the Code. We account for equity-based compensation with respect to our long-term equity incentive award programs in accordance with the requirements of FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or FASB ASC Topic 718.
The employment agreement with Mr. Potter, the Executive Severance Plan and certain incentive plans and agreements may entitle participants to receive payments in connection with a change in control that may result in excess parachute payments. Section 280G of the Code prohibits the company from deducting the portion of the parachute payments constituting “excess parachute payments” and Section 4999 of the Code imposes on the payee a 20% excise tax on the excess parachute payments. For this purpose, parachute payments generally are defined as payments to specified persons that are contingent upon a change in control in an amount equal to or greater than three times the person’s base amount (i.e., the five-year average Form W-2 compensation). The excess parachute payments equal the portion of the parachute payments that exceeds one times the payee’s base amount. We are not obligated to pay any tax gross ups with respect to the excise tax imposed on any person who received excess parachute payments, although our plans and agreements may contain provisions to limit or prevent parachute payments.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent such compensation exceeds $1,000,000. For this purpose, a covered employee generally means our Chief Executive Officer, our Chief Financial Officer, our three highest compensated officers (other than our Chief Executive Officer and our Chief Financial Officer) and certain former officers of the Company. In order to maintain flexibility, the Compensation Committee retains the authority to authorize compensation that may not be deductible if the Compensation Committee believes doing so is in the best interests of the Company.
NONQUALIFIED DEFERRED COMPENSATION
Section 409A of the Code requires that nonqualified deferred compensation be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our Named Executive Officers, so that they are either exempt from, or satisfy the requirements of, Section 409A.
COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management. Based on our review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our 2025 Annual Report.
Compensation Committee
Carey F. Jaros, Chair
John E. Bachman
Mary Kay Haben
Erik D. Ragatz
The foregoing report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

66

NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Summary Compensation Table
The following table summarizes the total compensation earned by our Named Executive Officers for the fiscal years indicated. We have omitted from this table certain columns if no Named Executive Officer received such types of compensation during the fiscal years covered. The positions for the Named Executive Officers set forth in this table are as of January 3, 2026.

Name And Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)

Jason Potter President and Chief Executive Officer	2025	925,539	—	4,100,005	3,363,334	487,065	625,976	9,501,919
Eric J. Lindberg, Jr. Former Interim President and Chief Executive Officer	2025	92,183	—	150,009	—	—	633,906	876,098
	2024	159,203	—	4,254,398	—	—	348,486	4,762,087
	2023	—	—	163,027	—	—	225,000	388,027
Christopher M. Miller EVP, Chief Financial Officer	2025	538,140	100,000	950,015	550,005	135,934	71,450	2,345,544
Lindsay E. Gray Former Interim Chief Financial Officer	2025	144,857	—	258,386	258,379	—	2,650	664,272
	2024	344,446	—	516,780	—	31,517	330,553	1,223,296
Steven K. Wilson EVP, Chief Purchasing Officer	2025	477,055	—	579,387	579,380	120,504	13,903	1,770,229
	2024	463,463	—	1,158,797	—	50,888	11,478	1,684,626
	2023	448,767	—	1,125,030	—	299,684	37,840	1,911,321
Andrea R. Bortner EVP, Chief Human Resources Officer	2025	472,411	—	458,989	458,992	119,331	1,706	1,511,429
	2024	458,940	—	917,995	—	50,392	2,040	1,429,367
	2023	440,125	—	882,695	—	293,913	37,940	1,654,673
Luke D. Thompson EVP, General Counsel and Secretary	2025	445,128	—	432,483	432,481	112,439	800	1,423,331
Pamela B. Burke Former Chief Stores Officer	2025	381,862	—	507,787	507,781	—	252,283	1,649,712
	2024	507,714	—	1,015,584	—	55,747	1,340	1,580,385
	2023	482,275	—	967,212	—	322,060	37,840	1,809,387
Ramesh Chikkala Former Chief Operations Officer	2025	215,633	—	500,000	500,004	—	492,918	1,708,555
	2024	469,780	—	1,250,015	—	51,582	1,036	1,772,413
(1)Amounts reported in the “Salary” column represent the base salary earned by each Named Executive Officer during the fiscal year covered. For a description of salary increases see “Compensation Discussion and Analysis-Base Salary.”

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Named Executive Officer Compensation Tables
(2)Amount reporting in this column represents a sign on bonus paid to Mr. Miller as an inducement to join the Company. See “Compensation Discussion and Analysis-Executive Transitions.”
(3)Amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of PSUs and RSUs granted. See the “Grants of Plan-Based Awards Table” for further information on the number of PSUs and RSUs granted to our Named Executive Officers in Fiscal Year 2025. These amounts reflect the grant date fair value of the awards, and do not correspond to the actual value that may be realized by the Named Executive Officer. The grant date fair value of the PSUs and RSUs are calculated as of the closing price of our common stock as quoted on Nasdaq on the grant date multiplied by the number of shares of our common stock subject to the award. See Note 1, Organization and Summary of Significant Accounting Policies, and Note 8, Share-based Awards to our consolidated financial statements contained in our 2025 Annual Report for a discussion of all assumptions made by us in determining the grant date fair value in accordance with FASB ASC Topic 718. For the PSUs granted in Fiscal Year 2025, the amounts reported are based on target achievement, which was the probable outcome of the related performance conditions as of the grant date. The aggregate grant date fair value of these awards, assuming achievement at the target and the maximum level of performance (the latter of which is 200% of the target amount) is shown in the chart below for each Named Executive Officer.

NEO	Grant Date Fair Value Of PSUs Granted In 2025 At Target Performance ($)	Grant Date Fair Value Of PSUs Granted In 2025 At Maximum Performance ($)

Jason Potter	2,100,005	4,200,010
Eric J. Lindberg, Jr.	—	—
Christopher M. Miller	550,008	1,100,016
Lindsay E. Gray	258,386	516,772
Steve K. Wilson	579,387	1,158,774
Andrea R. Bortner	458,989	917,978
Luke D. Thompson	432,483	864,966
Pamela B. Burke	507,787	1,015,574
Ramesh Chikkala	500,000	1,000,000
The PSU awards granted to Ms. Gray were forfeited upon her departure from the Company and a prorated portion the PSU awards at target granted to Mr. Chikkala remains outstanding. The PSU awards granted to Ms. Burke continued to vest as a result of her continuous service to the Company under her Consulting Agreement until the termination of her service on April 1, 2026 at which time a prorated portion of the PSU awards at target will remain outstanding. See “Compensation Discussion and Analysis-Executive Transitions.”
(4)Amounts reported in the “Option Awards” column represent the aggregate grant date fair value of stock options granted. See Note 1, Organization and Summary of Significant Accounting Policies, and Note 8, Share-based Awards to our consolidated financial statements contained in our 2025 Annual Report for a discussion of all assumptions made by us in determining the grant date fair value in accordance with FASB ASC Topic 718. The stock options granted to Mr. Chikkala and Ms. Gray were forfeited upon their departure from the Company. The stock options granted to Ms. Burke continued to vest as a result of her continuous service to the Company under her Consulting Agreement until the termination of her service on April 1, 2026. See “Compensation Discussion and Analysis-Executive Transitions.”
(5)Amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the annual incentive bonus amounts earned by each Named Executive Officer pursuant to the AIP during the fiscal year covered. Messrs. Lindberg and Chikkala and Mss. Gray and Burke were not employees of the Company as of the payment date for the AIP for Fiscal Year 2025 and therefore, did not receive an AIP bonus for Fiscal Year 2025.
(6)Amounts reported in the “All Other Compensation” column reflect the following amounts paid or earned by the NEOs in Fiscal Year 2025.
(a)Jason Potter
(i)Relocation allowance of $500,000, pursuant to the Potter Employment Agreement;
(ii)Tax gross up of $121,434 related to such relocation allowance, pursuant to the Potter Employment Agreement;
(iii)Payout of Mr. Potter’s accrued balance of $3,942 upon the termination of the Company’s Floating Holiday and Anniversary Holiday programs; and
(iv)Company contribution of $600 to an HSA account.
(b)Eric J. Lindberg, Jr.
(i)A cash bonus of $117,123, pursuant to the Lindberg Interim CEO Agreement;
(ii)Salary paid during the Transition Period of $158,333, pursuant to the Lindberg Interim CEO Agreement;
(iii)A pro rata portion of the cash bonus earned during the Transition Period of $182,192, pursuant to the Lindberg Interim CEO Agreement;

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Named Executive Officer Compensation Tables
(iv)Payout of Mr. Lindberg’s accrued balance of $7,308 upon the termination of the Company’s Floating Holiday and Anniversary Holiday programs;
(v)Company contribution of $200 to an HSA account; and
(vi)Cash compensation of $168,750 for service as a director during the period of time in Fiscal Year 2025 when he was not serving as our Interim President and Chief Executive Officer.
(c)Christopher M. Miller
(i)Tax gross up $69,322 related to the sign on bonus paid to Mr. Miller as an inducement to join the Company;
(ii)Payout of Mr. Miller’s accrued balance of $2,115 upon the termination of the Company’s Floating Holiday and Anniversary Holiday programs; and
(iii)Payment of $13 in connection with a wellness program.
(d)Lindsay E. Gray
(i)Payout of accrued balance of $2,650 under the Company’s Floating and Anniversary Holiday programs upon termination of employment.
(e)Steven K. Wilson
(i)Payout of accrued balance of $13,103 under the Company’s Floating and Anniversary Holiday programs upon termination of employment; and
(ii)Company contribution of $800 to an HSA account.
(f)Andrea R. Bortner
(i)An anniversary bonus of $156;
(ii)Company contribution of $800 to an HSA account; and
(iii)Payment of $750 in connection with a wellness program.
(g)Luke D. Thompson
(i)Company contribution of $800 to an HSA account.
(h)Pamela B. Burke
(i)Severance payments of $240,920 pursuant to the terms of the Executive Severance Plan;
(ii)Payout of accrued balance of $5,859 under the Company’s Floating and Anniversary Holiday programs upon termination of employment;
(iii)Company contribution of $600 to an HSA account;
(iv)An anniversary bonus of $779; and
(v)$4,125 for consulting services pursuant to the terms of Ms. Burke’s Consulting Agreement.
(i)Ramesh Chikkala
(i)Severance payments of $488,672 pursuant to the terms of the Executive Severance Plan; and
(ii)Payout of accrued balance of $3,846 under the Company’s Floating and Anniversary Holiday programs upon termination of employment; and
(iii)Company contribution of $400 to an HSA account.

2026 Proxy Statement	69

Named Executive Officer Compensation Tables
Grants of Plan-Based Awards
The following table provides information with respect to grants of plan-based awards to our Named Executive Officers in Fiscal Year 2025 under our AIP and 2019 Incentive Plan. Except as noted, each of the grants were part of our annual NEO compensation program.

			Estimated Possible Payouts Under Non Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number Of Shares Of Stock Or Units(3) (#)	All Other Option Awards: Number Of Securities Underlying Options(4) (#)	Exercise Or Base Price Of Option Awards ($/Sh)	Grant Date Fair Value Of Stock And Option Awards ($)(5)

Name	Grant Date	Type Of Award	Threshold Or Minimum ($)	Target ($)	Maximum ($)	Threshold Or Minimum (#)	Target (#)	Maximum (#)

Jason Potter		AIP	69,415	1,156,924	2,313,848	—	—	—	—	—	—	—
	2/28/2025	PSU	—	—	—	44,229	176,917	353,834	—	—	—	2,100,005
	2/28/2025	RSU	—	—	—	—	—	—	168,492	—	—	2,000,000
	2/28/2025	Options	—	—	—	—	166,667	—	—	83,333	11.87	1,263,333
	2/28/2025	Options	—	—	—	—	—	—	—	371,025	11.87	2,100,002
Eric J. Lindberg, Jr.(6)		AIP	71,250	1,187,500	2,375,000	—	—	—	—	—	—	—
	6/3/2025	RSU	—	—	—	—	—	—	10,692	—	—	150,009
Christopher M. Miller		AIP	19,373	322,884	645,768	—	—	—	—	—	—	—
	2/28/2025	PSU	—	—	—	11,584	46,336	92,672	—	—	—	550,008
	2/28/2025	RSU	—	—	—	—	—	—	33,699	—	—	400,007
	2/28/2025	Options	—	—	—	—	—	—	—	97,174	11.87	550,005
Lindsay E. Gray(6)		AIP	10,335	172,250	344,500	—	—	—	—	—	—	—
	2/28/2025	PSU	—	—	—	5,442	21,768	43,536	—	—	—	258,386
	2/28/2025	Options	—	—	—	—	—	—	—	45,650	11.87	258,379
Steve K. Wilson		AIP	17,174	286,233	572,466	—	—	—	—	—	—	—
	2/28/2025	PSU	—	—	—	12,203	48,811	97,622	—	—	—	579,387
	2/28/2025	Options	—	—	—	—	—	—	—	102,364	11.87	579,380
Andrea R. Bortner		AIP	17,007	283,447	566,893	—	—	—	—	—	—	—
	2/28/2025	PSU	—	—	—	9,667	38,668	77,336	—	—	—	458,989
	2/28/2025	Options	—	—	—	—	—	—	—	81,094	11.87	458,992
Luke D. Thompson		AIP	16,025	267,077	534,154	—	—	—	—	—	—	—
	2/28/2025	PSU	—	—	—	9,109	36,435	72,870	—	—	—	432,483
	2/28/2025	Options	—	—	—	—	—	—	—	76,410	11.87	432,481
Pamela B. Burke(6)		AIP	18,280	304,668	609,336	—	—	—	—	—	—	—
	2/28/2025	PSU	—	—	—	10,695	42,779	85,558	—	—	—	507,787
	2/28/2025	Options	—	—	—	—	—	—	—	89,714	11.87	507,781
Ramesh Chikkala(6)		AIP	18,000	300,000	600,000	—	—	—	—	—	—	—
	2/28/2025	PSU	—	—	—	10,531	42,123	84,246	—	—	—	500,000
	2/28/2025	Options	—	—	—	—	—	—	—	88,340	11.87	500,004
(1)See “Compensation Discussion and Analysis—Elements of Fiscal Year 2025 NEO Compensation Program” for a description of our annual performance- based cash bonus plan. The amounts in the “Target” column represent the target payouts under the Fiscal Year 2025 AIP. For

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purposes of this table, the “Minimum” amount shown represents an assumption that the Company achieves only the minimum level of comparable sales. Messrs. Lindberg and Chikkala and Mss. Gray and Burke were not employees of the Company as of the payment date for the AIP for Fiscal Year 2025 and therefore, did not receive an AIP bonus for Fiscal Year 2025.
(2)The PSUs vest (if at all) based on achievement of performance goals over a three-year performance period. For purposes of this table, the “Minimum” amount shown represents an assumption that the Company achieves only the minimum level of adjusted EPS. The PSU awards granted to Ms. Gray were forfeited upon her departure from the Company and a prorated portion the PSU awards at target granted to Mr. Chikkala remains outstanding. The PSU awards granted to Ms. Burke continued to vest as a result of her continuous service to the Company under her Consulting Agreement until the termination of her service on April 1, 2026 at which time a prorated portion of the PSU awards at target will remain outstanding. See “Compensation Discussion and Analysis-Executive Transitions.”
(3)The RSUs granted in Fiscal Year 2025 vest as follows:
(a)Jason Potter — will vest as to 100% on March 1, 2026
(b)Eric J. Lindberg, Jr. — will vest in accordance with the non-employee director compensation program
(c)Christopher M. Miller — will vest in three equal annual installments on the three anniversary dates following the vesting commencement date
(4)The stock options will vest in three equal annual installments on the three anniversary dates following the vesting commencement date, with the exception of the new hire grant of stock options to purchase 250,000 shares of the Company's common stock granted to Mr. Potter pursuant to the Potter Employment Agreement, where one-third of such options vest and become exercisable three years after the grant date and two-thirds of such options vest upon achievement of certain stock price performance targets during such three-year period and become exercisable three years after the grant date. The stock options granted to Mr. Chikkala and Ms. Gray were forfeited upon their departure from the Company. The stock options granted to Ms. Burke continued to vest as a result of her continuous service to the Company under her Consulting Agreement until the termination of her service on April 1, 2026. See “Compensation Discussion and Analysis-Executive Transitions.”
(5)The amounts included in this column represent the grant date fair value of equity awards granted to our Named Executive Officers under the 2019 Incentive Plan, computed in accordance with FASB ASC Topic 718. The grant date fair value of the PSUs and RSUs are calculated as of the closing price of our common stock as quoted on Nasdaq on the grant date multiplied by the number of shares of our common stock subject to the award. The grant date fair value of the PSUs was computed based upon target achievement, which was the probable outcome of the performance conditions as of the grant date. See footnote 2 to the Summary Compensation Table.
(6)Messrs. Lindberg and Chikkala and Mss. Gray and Burke were not employees of the Company as of the payment date for the AIP for Fiscal Year 2025 and therefore, did not receive an AIP bonus for Fiscal Year 2025. Further, the PSUs granted to Ms. Gray were forfeited upon her departure from the Company and a prorated portion of the PSUs awards at target granted to Mr. Chikkala remain outstanding. The PSUs granted to Ms. Burke continued to vest as a result of her continuous service to the Company under her Consulting Agreement until the termination of her service on April 1, 2026 at which time a prorated portion of the PSU awards at target will remain outstanding.

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Outstanding Equity Awards at Fiscal Year End
The following table includes certain information with respect to outstanding equity awards held by our Named Executive Officers as of January 3, 2026. All specified vesting dates noted below were subject to continued employment or service with us through the applicable vesting date for stock options and RSUs, and through the Compensation Committee’s determination date of achievement for PSUs. Ms. Gray did not hold any equity awards as of January 3, 2026.

		Option Awards					Stock Awards

Name	Grant Date	Number Of Securities Underlying Unexercised Options Exercisable (#)	Number Of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested(1) (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)(2)	Equity Incentive Plans Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plans Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested(3) (#)

Jason Potter	2/28/2025	—	83,333	166,667	11.87	2/28/2035	—	—	—	—
	2/28/2025	—	371,025	—	11.87	2/28/2035	—	—	—	—
	2/28/2025	—	—	—	—	—	168,492	1,713,564	—	—
	2/28/2025	—	—	—	—	—	—	—	44,229	449,811
Eric J. Lindberg, Jr.	6/19/2019	210,450	—	—	22.00	6/19/2029	—	—	—	—
	6/3/2025	—	—	—	—	—	10,692	108,738	—	—
Christopher M. Miller	2/28/2025	—	97,174	—	11.87	2/28/2035	—	—	—	—
	2/28/2025	—	—	—	—	—	33,699	342,719	—	—
	2/28/2025	—	—	—	—	—	—	—	11,584	117,809
Steven K. Wilson	6/19/2019	56,120	—	—	22.00	6/19/2029	—	—	—	—
	2/28/2025	—	102,364	—	11.87	2/28/2035	—	—	—	—
	3/2/2023	—	—	—	—	—	—	—	13,110	133,324
	3/2/2023	—	—	—	—	—	5,497	55,904	—	—
	2/29/2024	—	—	—	—	—	—	—	6,740	68,543
	2/29/2024	—	—	—	—	—	11,982	121,857	—	—
	2/28/2025	—	—	—	—	—	—	—	12,203	124,102
Andrea R. Bortner	3/2/2023	—	—	—	—	—	—	—	10,286	104,606
	3/2/2023	—	—	—	—	—	4,313	43,863	—	—
	2/29/2024	—	—	—	—	—	—	—	5,339	54,300
	2/29/2024	—	—	—	—	—	9,492	96,534	—	—
	2/28/2025	—	—	—	—	—	—	—	9,667	98,313
	2/28/2025	—	81,094	—	11.87	2/28/2035	—	—	—	—
Luke D. Thompson	3/2/2023	—	—	—	—	—	—	—	9,509	96,704
	3/2/2023	—	—	—	—	—	3,987	40,548	—	—
	2/29/2024	—	—	—	—	—	—	—	5,031	51,165
	2/29/2024	—	—	—	—	—	8,944	90,960	—	—
	2/28/2025	—	—	—	—	—	—	—	9,109	92,636
	2/28/2025	—	76,410	—	11.87	2/28/2035	—	—	—	—

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		Option Awards					Stock Awards

Name	Grant Date	Number Of Securities Underlying Unexercised Options Exercisable (#)	Number Of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested(1) (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)(2)	Equity Incentive Plans Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plans Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested(3) (#)

Pamela B. Burke	12/26/2018	34,105	—	—	11.64	12/26/2028	—	—	—	—
	3/31/2017	7,015	—	—	8.57	3/31/2027	—	—	—	—
	12/26/2018	20,105	—	—	11.64	12/26/2028	—	—	—	—
	6/19/2019	63,135	—	—	22.00	6/19/2029	—	—	—	—
	3/2/2023	—	—	—	—	—		—	11,270	114,620
	3/2/2023	—	—	—	—	—	4,726	48,063	—	—
	2/29/2024	—	—	—	—	—	—	—	5,907	60,072
	2/29/2024	—	—	—	—	—	10,502	106,805	—	—
	2/28/2025	—	—	—	—	—	—	—	10,695	108,766
	2/28/2025	—	89,714	—	11.87	2/28/2035	—	—	—	—
Ramesh Chikkala	2/29/2024	—	—	—	—	—	—	—	2,770	28,175
	2/28/2025	—	—	—	—	—	—	—	1,525	15,509
(1)Each RSU and stock option vests in three equal annual installments over the three-year period measured from the vesting commencement date of March 1, 2023 (for Fiscal Year 2023 grants), March 1, 2024 (for Fiscal Year 2024 grants) or March 1, 2025 (for Fiscal Year 2025 grants), with the exception of :
(a)the RSU grant to Jason Potter will vest as to 100% on March 1, 2026;
(b)the stock option grant to Jason Potter to purchase 250,000 shares of common stock, which will vest and become exercisable as to one-third of such options three years after the grant date and which will vest as to two-thirds of such options upon achievement of certain stock price performance targets during such three-year period and which will become exercisable three years after the grant date; and
(c)the RSU grant to Eric J. Lindberg, Jr. which will vest in accordance with the non-employee director compensation program.
(2)The amounts shown in this column represent the number of shares of our common stock that have not vested multiplied by $10.17, the closing price per share of our common stock on January 2, 2026, the last trading day of Fiscal Year 2025.
(3)The number and market value of the PSUs reported for Fiscal Year 2023 grants represent the unvested portion of this award which vested on March 6, 2026 (the “2026 Determination Date”), upon certification of the performance results by the Compensation Committee following the performance period ending January 3, 2026. The number of shares reported is based on actual performance for the 2023-2025 performance period. For additional information on the actual performance and payout of the Fiscal Year 2023 award, please see “Compensation Discussion and Analysis.”
The number and market value of the PSUs reported for Fiscal Year 2024 and Fiscal Year 2025 reflect threshold performance because performance through the last day of Fiscal Year 2025 was tracking below threshold payout levels for all metrics. The actual numbers of shares of our common stock that will be distributed for Fiscal Years 2025 and 2024 at the end of the three-year performance period are not yet determinable. The PSUs will vest (if at all) based on the achievement of cumulative operating goals over a three-year performance period. See “Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation” for more information on the cumulative operating goals.
For Mr. Chikkala, a prorated portion of the PSUs reported for Fiscal Year 2024 and 2025 remain outstanding as a result of his termination without Cause (as defined in the PSU agreement).

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Named Executive Officer Compensation Tables
Option Exercises and Stock Vested
The following table provides information about the value realized by the Named Executive Officers on the exercise of stock options and the vesting of stock awards during Fiscal Year 2025.

	Option Awards		Stock Awards

Name	Number Of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)(1)	Number Of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)(2)

Jason Potter	—	—	—	—
Eric J. Lindberg, Jr.	—	—	176,279	2,415,990
Christopher M. Miller	—	—	—	—
Lindsay E. Gray	15,075	150,298	12,284	143,800
Steve K. Wilson	—	—	37,525	438,179
Andrea R. Bortner	—	—	30,514	356,233
Luke D. Thompson	—	—	15,787	194,572
Pamela B. Burke	—	—	33,486	390,939
Ramesh Chikkala	—	—	8,401	99,720
(1)Based on the amount by which the closing price of a share of our common stock (as quoted by Nasdaq) on the dates of exercise exceeded the applicable exercise price per share of the option, multiplied by the number of shares of our common stock acquired.
(2)Based on the number of PSUs and RSUs vested multiplied by the closing price of our common stock (as quoted by Nasdaq) on the vesting date.
Potential Payments Upon Termination or Change in Control
The information below describes and estimates certain compensation that would have been payable to our Named Executive Officers under existing plans and arrangements if a qualifying termination or change in control occurred on January 3, 2026, the last day of Fiscal Year 2025, other than for Messrs. Lindberg and Chikkala and Mss. Gray and Burke, as they were not employed by the Company as of January 3, 2026, and for Mr. Wilson, who was not employed by the Company as of the date hereof. The information below describes actual separation or severance benefits as of the respective termination dates for Messrs. Lindberg, Chikkala and Wilson and Mss. Gray and Burke. These benefits are in addition to benefits available generally to salaried employees.
JASON POTTER
Pursuant to the terms of the Potter Employment Agreement, Mr. Potter is entitled to the following severance benefits conditioned upon the execution of a general release of claims. Further, Mr. Potter is subject to a non-interference covenant for a period of 24 months following the date of termination. All defined terms are as set forth in the Potter Employment Agreement.
Termination without Cause or for Good Reason
Pursuant to the Potter Employment Agreement, if Mr. Potter’s employment is terminated by the Company without Cause or by Mr. Potter for Good Reason, Mr. Potter shall be entitled to:
•an amount equal to 2.0 times the sum of the Mr. Potter’s annual base salary and target annual bonus, payable in accordance with the Company’s normal payroll practice over 24 months;

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•payment of and coverage for Mr. Potter and his dependents under medical and dental benefits which are substantially the same as the group health benefits provided to Mr. Potter immediately prior to the date of termination for a period of up to 18 full months following the date of termination;
•payment of any unpaid Annual Bonus for any completed fiscal year that had ended prior to the date of termination (the “Prior Year Bonus Amount”);
•an amount equal to the Annual Bonus for the fiscal year in which such termination occurs, subject to satisfaction of the applicable performance and individual objectives, prorated based on the number of days Mr. Potter was employed in such fiscal year;
•with respect to any equity awards which are subject to time-based vesting only, vesting of a prorated number of awards which would have vested on the next regularly scheduled vesting date (the “Pro Rata Vesting Rights”); and
•the exercisability of any stock options which have achieved certain stock price performance targets as of the date of termination if such termination occurs prior to the third anniversary of the grant date of such options (the “Price Target Exercisability Right”).
Termination upon Death or Disability
Pursuant to the Potter Employment Agreement, if Mr. Potter’s employment is terminated as a result of death or disability, Mr. Potter shall be entitled to a lump sum payment of the Prior Year Bonus Amount and a prorated amount of Mr. Potter Annual Bonus at target for the fiscal year in which such termination occurs. In addition, Mr. Potter will be entitled to the Pro Rata Vesting Rights and the Price Target Exercisability Right.
ERIC J. LINDBERG, JR.
Mr. Lindberg served as Interim President and Chief Executive Officer from October 29, 2024 to February 2, 2025. He earned $315,582 of his cash bonus as part of his separation benefits under such agreement, of which $198,459 was earned as of December 28, 2024 and $117,123 was earned as of February 3, 2025. On February 3, 2025, 78,472 RSUs vested and 216,808 RSUs were forfeited in connection with end of his interim employment. As Mr. Lindberg continues to serve as a member of our Board, all of his other equity awards remain outstanding.
Mr. Lindberg provided transition services (“Transition Services”) from the date of Mr. Potter’s appointment as President and Chief Executive Officer on February 2, 2025 to March 31, 2025 (“Transition Period”). In connection with such Transition Services, Mr. Lindberg was paid an amount equal to his monthly salary during the Transition Period or $158,333 and the pro rata portion of the cash bonus through the end of the Transition Period or $182,192. The compensation paid to Mr. Lindberg for his services as Interim President and Chief Executive Officer and for Transition Services are set forth in the Summary Compensation Table.
LINDSAY E. GRAY
Ms. Gray did not receive any separation benefits in connection with her resignation from the Company effective as of June 2, 2025.
STEVEN K. WILSON
Mr. Wilson and the Company agreed upon a departure from the Company effective as of March 20, 2026. The Company determined that Mr. Wilson’s separation of employment was a Covered Termination (as defined in the Company’s Executive Severance Plan) and Mr. Wilson received separation benefits pursuant to the Executive Severance Plan and as set forth in the table below.
PAMELA B. BURKE
Ms. Burke and the Company agreed upon a departure from the Company effective as of October 3, 2025. The Company determined that Ms. Burke’s separation of employment was a Covered Termination (as defined in the Company’s Executive Severance Plan) and Ms. Burke received separation benefits pursuant to the Executive Severance Plan and as set forth in the

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table below. In addition, the Company and Ms. Burke entered into a Consulting Agreement effective as of October 3, 2025 which provides for Ms. Burke to provide transition services until April 1, 2026 at an hourly rate which was determined to be market rate. As a result of her continuous service to the Company, Ms. Burke continued to vest in her outstanding equity awards until the termination of her service on April 1, 2026.
RAMESH CHIKKALA
Mr. Chikkala and the Company agreed upon a departure from the Company effective as of June 6, 2025. The Company determined that Mr. Chikkala’s separation of employment was a Covered Termination (as defined in the Company’s Executive Severance Plan) and Mr. Chikkala received separation benefits pursuant to the Executive Severance Plan and as set forth in the table below.
EXECUTIVE SEVERANCE PLAN
On November 9, 2020, the Compensation Committee adopted the Executive Severance Plan to provide severance benefits to certain eligible employees of the Company and its affiliates who experience a termination of employment under the conditions described in the Executive Severance Plan. All of our Named Executive Officers were eligible employees under the Executive Severance Plan in Fiscal Year 2025 for all or part of Fiscal Year 2025, other than Mr. Potter due to his employment agreement and Mr. Lindberg, who served as our Interim President and Chief Executive Officer.
Non-Change-in-Control Severance
Our Executive Severance Plan provides that, if a participant at the executive vice president level or senior vice president level experiences a termination by the Company without Cause (as defined in the 2019 Incentive Plan) or by the participant for Good Reason (as defined in the Executive Severance Plan), either of which is referred to as a “covered termination,” not in connection with a Change in Control (as defined in the 2019 Incentive Plan), the Company will provide the participant with the following severance payments and benefits, subject to his or her continued compliance with a restrictive covenant agreement and the execution and non-revocation of a release of claims. The severance payments and benefits provided to our applicable Named Executive Officers are as follows:
•an amount equal to 1.0 times the sum of the participant’s annual base salary and target annual bonus, payable in accordance with the Company’s normal payroll practice over 12 months; and
•subject to the participant’s timely election under COBRA, payment, or reimbursement for, the difference between the COBRA premium and the premium paid by active Company employees for the same coverage for 12 months.
Change-in-Control Severance
Under the terms of the Executive Severance Plan, if a participant at the executive vice president or senior vice president level experiences a covered termination within 18 months following a Change in Control, the Company will provide the participant with the following severance payments and benefits, subject to his or her continued compliance with a restrictive covenant agreement and the execution and non-revocation of a release of claims. The payments and benefits provided to our applicable Named Executive Officers are as follows:
•an amount equal to 1.5 times the sum of the participant’s annual base salary and target annual bonus, in each case, payable in a lump sum within 60 days following termination of employment; and
•subject to the participant’s timely election under COBRA, payment, or reimbursement for, the difference between the COBRA premium and the premium paid by active Company employees for the same coverage for 18 months.
Eligible employees who receive severance benefits under the Executive Severance Plan will be bound by certain restrictive covenants in favor of the Company, including confidentiality, non-disparagement and non-solicitation covenants.
The Executive Severance Plan provides that if payments and benefits provided to the participant would constitute an “excess parachute payment” for purposes of Section 280G of the Code, the participant will either have his or her payments and benefits reduced to the highest amount that could be paid without triggering Section 280G or receive the after-tax amount of

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his or her payment and benefits, whichever results in the greater after-tax benefit, taking into account the excise tax imposed under Section 4999 of the Code and any applicable federal, state and local taxes.
The Executive Severance Plan may be amended, terminated or discontinued in whole or in part, at any time and from time to time at the discretion of the Board or the Compensation Committee; provided, however, that no adverse amendment, termination or discontinuance may be made without the consent of a participant who has undergone a covered termination prior to the effective date of any such adverse amendment, termination or discontinuance. In addition, following a Change in Control, the Executive Severance Plan may not be amended, terminated or discontinued in whole or in part, at any time prior to the second anniversary of the date of such change in control without the written consent of an affected participant.
ACCELERATED VESTING OF EQUITY AWARDS UPON CERTAIN EVENTS
Except as set forth below or in an employment agreement (described above), unvested equity awards will terminate as of termination of employment or service.
Performance-Based Restricted Stock Units (PSUs)
Each of our Named Executive Officers were also granted PSUs under the 2019 Incentive Plan (with all defined terms below defined in the 2019 Incentive Plan). Those awards provide for the following vesting upon various events:
•if the participant undergoes a termination as a result of participant’s death or disability prior to a Change in Control, a prorated portion of the PSU will vest (at target performance) on the date of such termination;
•in the event a participant undergoes a termination without Cause a prorated portion of the PSU will remain outstanding, and, in the event of a subsequent Change in Control following such termination, the outstanding portion of the PSU will vest at target performance; and
•in the event a participant undergoes a termination (i) without Cause, (ii) for Good Reason or (iii) by reason of death or disability, in each case following a Change in Control, the earned PSU will vest in full at target performance on the date of such termination.
Time-Vesting Stock Options
Each of our Named Executive Officers was also granted stock options under the 2019 Incentive Plan (with all defined terms below defined in 2019 Incentive Plan). Those awards provide for full acceleration of the award if the participant undergoes a termination without Cause following a Change in Control.
Time-Vesting Restricted Stock Units (RSUs)
Each of our Named Executive Officers was also granted RSUs under the 2019 Incentive Plan (with all defined terms below defined in 2019 Incentive Plan). Those awards provide for full acceleration of the award if the participant undergoes a termination without Cause following a Change in Control.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL (AS OF JANUARY 3, 2026)
Except where otherwise noted, the following table describes the potential payments and benefits that would have been payable to our Named Executive Officers under existing plans and arrangements if a qualifying termination or change in control occurred on January 3, 2026, the last business day of our Fiscal Year 2025, other than for Messrs. Lindberg and Chikkala and Mss. Gray and Burke, as they were not employed by the Company as of January 3, 2026, and for Mr. Wilson, who was not employed by the Company as of the date hereof. The information below describes actual separation or severance benefits as of the respective termination dates for Messrs. Lindberg, Chikkala and Wilson and Ms. Burke. Ms. Gray did not receive any separation benefits in connection with her termination. The amounts shown in the tables do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of our Named Executive Officers.

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Named Executive Officer Compensation Tables
Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different from those estimated below. Factors that could affect these amounts include the timing during the year of any such event and the trading price of our common stock at that time. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if any assumption used to prepare this information is not correct in fact.

Name	Triggering Event	Salary ($)	Bonus ($)	Health Benefits Continuation Coverage ($)	Value Of Option Acceleration(1) ($)	Value Of Time-based RSU Acceleration ($)	Value Of PSU Award Acceleration ($)	Total ($)

Jason Potter	Termination Without Cause or for Good Reason	2,050,000	3,738,442	53,364	—	571,188	—	6,412,993
	Qualifying Termination after Change in Control	—	—	—	—	1,713,564	1,799,246	3,512,810
	Death or Disability prior to Change in Control	—	1,175,942	—	—	571,188	599,749	2,346,878
	Death or Disability after Change in Control	—	1,175,942	—	—	571,188	1,799,246	3,546,376
Eric J. Lindberg, Jr.	Actual Termination Payments	—	656,107	—	—	1,270,462	—	—
Christopher M. Miller	Termination Without Cause or for Good Reason	550,000	330,000	—	—	—	—	880,000
	Qualifying Termination after Change in Control	825,000	495,000	—	—	342,719	471,237	2,133,956
	Death or Disability prior to Change in Control	—	—	—	—	—	157,079	157,079
	Death or Disability after Change in Control	—	—	—	—	—	471,237	471,237
Lindsay E. Gray	Actual Termination Payments	—	—	—	—	—	—	—
Steve K. Wilson	Actual Termination Payments	486,675	292,005	33,471	—	—	—	812,151
Andrea R. Bortner	Termination Without Cause or for Good Reason	481,937	289,162	35,576	—	—	—	806,675
	Qualifying Termination after Change in Control	722,906	433,743	53,364	—	140,397	807,823	2,158,233
	Death or Disability prior to Change in Control	—	—	—	—	—	473,254	473,254
	Death or Disability after Change in Control	—	—	—	—	—	807,823	807,823
Luke D. Thompson	Termination Without Cause or for Good Reason	454,104	272,462	35,576	—	—	—	762,142
	Qualifying Termination after Change in Control	681,156	408,694	53,364	—	131,508	757,665	2,032,386
	Death or Disability prior to Change in Control	—	—	—	—	—	442,415	442,415
	Death or Disability after Change in Control	—	—	—	—	—	757,665	757,665
Pamela B. Burke	Actual Termination Payments	507,780	304,668	35,576	—	—	—	848,024
Ramesh Chikkala	Actual Termination Payments	500,000	300,000	24,936	—	—	—	824,936
(1)The exercise price is for all outstanding stock options is $11.87 and the closing price per share of our common stock on January 2, 2026, the last trading day of Fiscal Year 2025, was $10.17. Therefore, the value of the acceleration of these stock options is zero.

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Named Executive Officer Compensation Tables
Pay Versus Performance
The following table provides information about the relationship between executive compensation actually paid and certain financial performance of the Company. Please see “Compensation Discussion and Analysis” for a discussion of our compensation philosophy, objectives, process and components of our NEO compensation program, including how the Compensation Committee structures our NEO compensation program to motivate and reward the achievement of performance-based financial goals that align with our operational and strategic objectives. The SEC-defined Compensation Actually Paid (“CAP”) data set forth in the table below does not reflect amounts actually realized by our NEOs, and the Compensation Committee has not used or considered CAP previously in establishing the NEO compensation program. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the reporting fiscal year. Accordingly, CAP may be positive or negative in an applicable given year solely due to adjustments made. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. As described in detail in the “Compensation Discussion and Analysis” section above, the PSUs are subject to multi-fiscal year performance conditions tied to objective performance metrics and all of the RSUs and PSUs are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest (or thereafter upon exercise, in the case of outstanding stock options).

							Average Summary Compensation Table Total For Non-PEO NEOs ($)(3) (d)	Average Compensation Actually Paid To Non-PEO NEOs ($)(4) (e)	Value Of Initial Fixed $100 Investment Based On:
Fiscal Year (a)	Summary Compensation Table Total For Lindberg ($)(1) (b-1)	Compensation Actually Paid To Lindberg ($)(2) (c-1)	Summary Compensation Table Total For Sheedy ($)(1) (b-2)	Compensation Actually Paid To Sheedy ($)(2) (c-2)	Summary Compensation Table Total For Potter ($) (b-3)	Compensation Actually Paid To Potter ($) (c-3)			Total Shareholder Return ($)(5) (f)	Peer Group Total Shareholder Return ($)(6) (g)	Net Income (Loss) (Thousands) ($)(7) (h)	Adjusted EBITDA (Thousands) ($)(8) (i)

2025	876,098	(2,679,055)	—	—	9,501,919	6,310,869	1,581,868	502,459	25.91	109.70	(224,912)	254,290
2024	4,762,087	1,866,695	9,478,398	200,456	—	—	1,285,698	(327,447)	39.41	106.05	39,465	236,779
2023	—	—	6,239,771	7,950,403	—	—	1,897,798	2,297,082	68.69	92.45	79,437	252,621
2022	5,330,287	8,453,783	—	—	—	—	2,259,365	3,264,167	74.37	80.33	65,052	214,682
2021	4,008,965	(515,014)	—	—	—	—	1,693,919	25,605	72.05	116.52	62,310	182,892
(1)The dollar amounts reported in column (b-1) are the amounts of total compensation reported for Eric J. Lindberg, Jr. (our Chief Executive Officer during Fiscal Years 2021 through 2022 and our Interim Chief Executive Officer during a portion of Fiscal Year 2024 and Fiscal Year 2025) for each corresponding fiscal year in the “Total” column of the Summary Compensation Table in this Proxy Statement and in the Company’s proxy statements for the 2025 annual meeting of stockholders and 2024 annual meeting of stockholders. The dollar amounts reported in column (b-2) is the amount of total compensation reported for Robert J. Sheedy, Jr. (our President and Chief Executive Officer during Fiscal Year 2023 and for a portion of Fiscal Year 2024) for Fiscal Year 2023 and 2024 in the “Total” column of the Summary Compensation Table. The dollar amounts reported in column (b-3) is the amount of total compensation reported for Jason Potter (our President and Chief Executive Officer during a portion of Fiscal Year 2025) for Fiscal Year 2025 in the “Total” column of the Summary Compensation Table.
(2)The dollar amounts reported in column (c-1), (c-2), and (c-3) represent the amount of “compensation actually paid” to Mr. Lindberg (for Fiscal Years 2021 through 2022 and a portion of Fiscal Year 2024 and Fiscal Year 2025), to Mr. Sheedy (for Fiscal Year 2023 and a portion of Fiscal Year 2024), and to Mr. Potter (for a portion of Fiscal Year 2025), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Messrs. Lindberg, Sheedy, or Potter during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following table provides the adjustments that were made to Mr. Lindberg’s total compensation (for Fiscal Years 2021 through 2022 and a portion of Fiscal Year 2024 and Fiscal Year 2025), to Mr. Sheedy’s total compensation (for Fiscal Year 2023 and a portion of Fiscal Year 2024), and to Mr. Potter’s total compensation (for a portion of Fiscal Year 2025) to determine the compensation actually paid. No amounts were reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for any applicable fiscal year, and therefore no defined benefit and actuarial pension plan adjustments were made for any applicable fiscal year.

2026 Proxy Statement	79

Named Executive Officer Compensation Tables

Fiscal Year (a)	Reported Summary Compensation Table Total For PEO ($)	Reported Value Of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Compensation Actually Paid To PEO ($)

Potter
2025	9,501,919	(7,463,339)	4,272,289	6,310,869
Lindberg
2025	876,098	(150,009)	(3,405,144)	(2,679,055)
2024	4,762,087	(4,254,398)	1,359,006	1,866,695
2023	—	—	—	—
2022	5,330,287	(3,300,033)	6,423,529	8,453,783
2021	4,008,965	(3,200,036)	(1,323,943)	(515,014)
Sheedy
2025	—	—	—	—
2024	9,478,398	(4,150,023)	(5,127,919)	200,456
2023	6,239,771	(3,996,047)	5,706,679	7,950,403
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year. The grant date fair value for Fiscal Year 2025 for Mr. Potter includes the aggregate grant date fair value of new hire and inducement equity awards.
(b)The equity award adjustments for each applicable fiscal year include the addition (or subtraction, as applicable) of the following: (i) the fiscal year-end fair value of any equity awards granted in the applicable fiscal year that are outstanding and unvested as of the end of the fiscal year; (ii) the amount of change as of the end of the applicable fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of the applicable fiscal year; (iii) for awards granted in prior fiscal years that vest in the applicable fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (iv) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during the applicable fiscal year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. No awards were granted and vested in the same fiscal year for any applicable fiscal year and no dividends or other earnings were paid on stock or option awards (that were not otherwise reflected in fair value or total compensation) in any applicable fiscal year. The fair values of RSUs and PSUs included in the CAP to our PEO and the Average CAP to our other NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in our Annual Report on Form 10-K for Fiscal Year 2025. Any changes to the RSU and PSU fair values from the grant date (for current fiscal year grants) and from prior fiscal year-end (for prior fiscal year grants) are based on our updated stock price at the respective measurement dates, and for PSUs, updated performance metric projections.
The following table provides the amounts deducted or added in calculating the equity award adjustments for Mr. Lindberg (for Fiscal Years 2021 through 2022 and a portion of Fiscal Year 2024 and Fiscal Year 2025), for Mr. Sheedy (for Fiscal Year 2023 and a portion of Fiscal Year 2024), and for Mr. Potter (for a portion of Fiscal Year 2025).

Fiscal Year (a)	Fiscal Year End Fair Value Of Equity Awards Granted In The Fiscal Year ($)	Fiscal Year Over Fiscal Year Change In Fair Value Of Outstanding And Unvested Equity Awards ($)	Fiscal Year Over Fiscal Year Change In Fair Value Of Equity Awards Granted In Prior Fiscal Years That Vested In The Year ($)	Fair Value Of Vested Awards Granted And Vested In The Current Fiscal Year ($)	Fair Value At Start Of Fiscal Year Of Awards That Failed To Meet Vesting Conditions ($)	Total Equity Award Adjustments ($)

Potter
2025	4,272,289	—	—	—	—	4,272,289
Lindberg
2025	108,738	—	(159,862)	—	(3,354,020)	(3,405,144)
2024	4,673,224	(3,192,407)	(121,811)	—	—	1,359,006
2023	—	—	—	—	—	—
2022	4,947,547	1,477,897	(1,915)	—	—	6,423,529
2021	2,016,720	(3,312,680)	(27,983)	—	—	(1,323,943)

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Named Executive Officer Compensation Tables

Fiscal Year (a)	Fiscal Year End Fair Value Of Equity Awards Granted In The Fiscal Year ($)	Fiscal Year Over Fiscal Year Change In Fair Value Of Outstanding And Unvested Equity Awards ($)	Fiscal Year Over Fiscal Year Change In Fair Value Of Equity Awards Granted In Prior Fiscal Years That Vested In The Year ($)	Fair Value Of Vested Awards Granted And Vested In The Current Fiscal Year ($)	Fair Value At Start Of Fiscal Year Of Awards That Failed To Meet Vesting Conditions ($)	Total Equity Award Adjustments ($)

Sheedy
2025	—	—	—	—	—	—
2024	480,869	(3,115,992)	(215,542)	177,212	(2,454,466)	(5,127,919)
2023	5,605,766	214,800	(113,887)	—	—	5,706,679
(3)The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding the applicable PEO) for each corresponding fiscal year in the “Total” column of the Summary Compensation Table. The names of each of the NEOs (excluding for the applicable PEO) included for purposes of calculating the average amounts in each applicable fiscal year are as follows: (i) for Fiscal Year 2025, Christopher M. Miller, Lindsay E. Gray, Steven K. Wilson, Andrea R. Bortner, Luke D. Thompson, Pamela B. Burke and Ramesh Chikkala; (ii) for Fiscal Year 2024, Lindsay E. Gray, Charles C. Bracher, Ramesh Chikkala, Steven K. Wilson and Pamela B. Burke; (iii) for Fiscal Year 2023, Charles C. Bracher, Steven K. Wilson, Pamela B. Burke and Andrea R. Bortner; and (iv) for Fiscal Years 2022 and 2021, Charles C. Bracher, Robert J. Sheedy, Jr., Steven K. Wilson and Pamela B. Burke. Refer to “Named Executive Officer Compensation Tables—Summary Compensation Table” herein, and “Executive Compensation—Summary Compensation Table” in the Company’s proxy statements for the 2025 annual meeting of stockholders and 2024 annual meeting of stockholders.
(4)The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the applicable PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the applicable PEO) during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following table provides the adjustments that were made to average total compensation for the NEOs as a group (excluding the applicable PEO) to determine the compensation actually paid, using the same methodology described above in Note 2. No amounts were reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for any applicable fiscal year, so no defined benefit and actuarial pension plan adjustments were made for any applicable fiscal year, and therefore no defined benefit and actuarial pension plan adjustments were made for any applicable fiscal year.

Fiscal Year	Average Reported Summary Compensation Table Total For Non-PEO NEOs ($)	Average Reported Value Of Equity Awards ($)	Average Equity Award Adjustments ($)(a)	Average Compensation Actually Paid To Non‑PEO NEOs ($)

2025	1,581,868	(996,296)	(83,113)	502,459
2024	1,285,698	(788,235)	(824,910)	(327,447)
2023	1,897,798	(1,041,004)	1,440,288	2,297,082
2022	2,259,365	(1,239,373)	2,244,175	3,264,167
2021	1,693,919	(1,192,583)	(475,731)	25,605
(a)See Note (b) to footnote (2) above for an explanation of the equity award adjustments made in accordance with Item 402(v) of Regulation S-K. The following table provides the amounts deducted or added in calculating the total average equity award adjustments for the NEOs as a group (excluding the applicable PEO).

Fiscal Year	Average Fiscal Year End Fair Value Of Equity Awards ($)	Fiscal Year Over Fiscal Year Average Change In Fair Value Of Outstanding And Unvested Equity Awards ($)	Fiscal Year Over Fiscal Year Average Change In Fair Value Of Equity Awards Granted In Prior Fiscal Years That Vested In The Fiscal Year ($)	Average Fair Value At Start Of Fiscal Year Of Awards That Failed To Meet Vesting Conditions ($)	Total Average Equity Award Adjustments ($)

2025	323,010	(244,487)	(57,973)	(103,663)	(83,113)
2024	286,833	(1,092,375)	(19,368)	—	(824,910)
2023	1,398,644	113,942	(72,298)	—	1,440,288
2022	1,770,827	462,087	11,261	—	2,244,175
2021	780,129	(1,211,359)	(44,501)	—	(475,731)

2026 Proxy Statement	81

Named Executive Officer Compensation Tables
(5)Based on the Cumulative TSR as of the end of the applicable fiscal year, which is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our stock price at the end and the beginning of the measurement period by our stock price at the beginning of the measurement period. Historical stock price performance is not necessarily indicative of future stock price performance.
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq US Benchmark General Retailers Index.
(7)The dollar amounts reported represent the amount of net income reflected in our audited consolidated financial statements for the applicable fiscal year.
(8)Adjusted EBITDA is defined as net income before net interest expense, income tax expenses, depreciation and amortization expenses, share-based compensation expense, loss on debt extinguishment and modification, asset impairment and gain or loss on disposition, acquisition and integration costs, costs related to the amortization of inventory purchase accounting asset step-ups, restructuring charges, and certain other expenses that may not be indicative of, or are unrelated to, our core operating results, and that may vary in frequency or magnitude. Beginning with the fourth quarter of fiscal 2022, we updated our definition of adjusted EBITDA to exclude the impact of non-cash rent expense and the provision for (write-off of) accounts receivable reserves. The presentation for adjusted EBITDA for Fiscal Year 2021 has been recast to reflect these changes. While we use other financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that adjusted EBITDA is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by us to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to Company performance. For Fiscal Year 2023 and prior years adjusted EBITDA was used as a significant performance metric for both our AIP and for PSUs. For Fiscal Year 2024 and Fiscal Year 2025, adjusted EBITDA was again used as a significant performance metric for our AIP. We may determine a different financial performance measure to be the most important financial performance measure in future fiscal years.
FINANCIAL PERFORMANCE MEASURES
As described in greater detail in “Compensation Discussion and Analysis,” a significant portion of our executive pay is tied to Company performance in line with our compensation philosophy. Our executive compensation program rewards the achievement of specific short-term (annual) and long-term financial goals, which are aligned with our operational and strategic objectives. The most important financial performance measures used by us to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:
•Adjusted EBITDA;
•Adjusted EPS;
•Comparable store sales growth; and
•Net sales.
ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE
The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including “compensation actually paid”, as required by Item 402(v) of Regulation S-K. The Compensation Committee has not previously used or considered “compensation actually paid” as computed in accordance with Item 402(v) of Regulation S-K to set NEO target pay or align our NEO compensation to Company performance. See “Compensation Discussion and Analysis” for a discussion of how the Compensation Committee designs our executive compensation program and sets NEO target pay.

82

Named Executive Officer Compensation Tables
Compensation Actually Paid and Cumulative TSR; Cumulative TSR of the Company and Nasdaq US Benchmark General Retailers Index.
The following chart presents the amount of compensation actually paid to our PEOs and the average amount of compensation actually paid to our NEOs as a group (excluding the PEOs) for Fiscal Year 2021 through Fiscal Year 2025 in comparison to our cumulative TSR and the TSR of the Nasdaq US Benchmark Retailers Index for such years. Cumulative TSR assumes initial investment of $100.00 at our closing stock price on January 2, 2021. Total return includes reinvestment of dividends.

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid ($ in millions)
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
Value of $100 Investment from 1/2/2021
$140
$120
$100
$80
$60
$40
$20
$0
-$20
-$40
2021
2022
2023
2024
2025
PEO Compensation Actually Paid, Eric J. Lindberg, Jr.
PEO Compensation Actually Paid, Robert J. Sheedy, Jr.
PEO Compensation Actually Paid, Jason Potter
Non-PEO NEO Average Compensation Actually Paid
Cumulative TSR
Nasdaq US Benchmark Retailers Index TSR

2026 Proxy Statement	83

Named Executive Officer Compensation Tables
Compensation Actually Paid and Net Income
The following chart presents the amount of compensation actually paid to our PEOs and the average amount of compensation actually paid to our NEOs as a group (excluding the PEOs) for Fiscal Year 2021 through Fiscal Year 2025 in comparison to our net income for such years.

Compensation Actually Paid versus Net Income

Compensation Actually Paid ($ in millions)
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
Net Income ($ in thousands)
$150,000
$100,000
$50,000
$0
-$50,000
-$100,000
-$150,000
-$200,000
-$250,000
-$300,000
2021
2022
2023
2024
2025
PEO Compensation Actually Paid, Eric J. Lindberg, Jr.
PEO Compensation Actually Paid, Robert J. Sheedy, Jr.
PEO Compensation Actually Paid, Jason Potter
Non-PEO NEO Average Compensation Actually Paid
Net Income

84

Named Executive Officer Compensation Tables
Compensation Actually Paid and Adjusted EBITDA
The following chart presents the amount of compensation actually paid to our PEOs and the average amount of compensation actually paid to our NEOs as a group (excluding the PEOs) for Fiscal Year 2021 through Fiscal Year 2025 in comparison to our adjusted EBITDA for such years.

Compensation Actually Paid versus Adjusted EBITDA
Compensation Actually Paid ($ in millions)
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
$270,000
$260,000
$250,000
$240,000
$230,000
$220,000
$210,000
$200,000
$190,000
$180,000
$170,000
Adjusted EBITDA ($ in thousands)
2021
2022
2023
2024
2025
PEO Compensation Actually Paid, Eric J. Lindberg, Jr.
PEO Compensation Actually Paid, Robert J. Sheedy, Jr.
PEO Compensation Actually Paid, Jason Potter
Non-PEO NEO Average Compensation Actually Paid
Adjusted EBITDA

All information provided above under the “Pay Versus Performance” heading shall not be deemed incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

2026 Proxy Statement	85

Named Executive Officer Compensation Tables
CEO Pay Ratio
We are providing the following information regarding the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee, as well as a supplemental ratio of such amounts. This information is being provided for compliance purposes, as neither the Compensation Committee nor management of the Company used either pay ratio measure in making compensation decisions.
The following describes our methodology for identifying our median employee, as well as calculating the CEO pay ratio and the supplemental CEO pay ratio. These pay ratios are a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described herein. However, our pay ratios may not be comparable to the pay ratios of other companies (including those in our peer group) because the SEC rules allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Further, other companies may have different employment and compensation practices, different geographic breadth, and have more or less employees at comparable skill and pay levels.
DETERMINING THE MEDIAN EMPLOYEE
Median Employee for Fiscal Year 2025. As permitted by Item 402(u) of Regulation S-K, we are using the same median employee for our 2025 pay ratio disclosure as we used for our 2024 pay ratio disclosure because there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.
Employee Population; Requirement to Utilize New Median Employee. For purposes of the pay ratio calculation, our employee population consists of all full- and part-time employees at all locations (other than our President and CEO), including all temporary employees employed as of the measurement date. We determined that we were required to select a new median employee for Fiscal Year 2024 under SEC rules because our employee population materially increased due to our April 2024 acquisition of United Grocery Outlet, which we believed would significantly impact our pay ratio disclosure.
Measurement Date. To identify our new median employee in Fiscal Year 2024, we used our employee population data as of October 15, 2024 as the reference date. As of such date, our employee population consisted of approximately 2,319 individuals, approximately 76% of which were hourly employees and all of whom were located in the United States.
Consistently Applied Compensation Measure. The SEC rules require us to identify the median employee by use of a consistently applied compensation measure. To identify the median employee from our employee population, we used Box 1 Form W-2 earnings for Fiscal Year 2024 as reflected in our payroll records (which includes the value of all benefits and employee discounts provided to all employees on a non-discriminatory basis), we annualized the compensation for full- and part-time employees hired during the fiscal year and we did not make any cost-of-living adjustments.
Median Employee for Fiscal Year 2024. Our median employee worked as a meat cutter in a United Grocery Outlet store on a full time basis.
ANNUAL TOTAL COMPENSATION OF MEDIAN EMPLOYEE
We calculated the median employee’s compensation for Fiscal Year 2025 on the same basis as required by the Summary Compensation Table, which includes the value of certain benefits provided to our median employee under non-discriminatory benefit plans available to all employees during Fiscal Year 2025.
ANNUAL TOTAL COMPENSATION OF CEO
In Fiscal Year 2025, we had two Chief Executive Officers. Mr. Lindberg served as Interim President and Chief Executive Officer from October 29, 2024 to February 2, 2025 and provided transition services from February 2, 2025 to March 31, 2025. Mr. Potter was appointed as President and Chief Executive Officer effective as of February 2, 2025. As permitted by Item 402(u) of Regulation S-K, we are using the combined total compensation for both Mr. Lindberg and Mr. Potter for our pay ratio disclosure.

86

Named Executive Officer Compensation Tables
As disclosed in the Summary Compensation Table, Mr. Lindberg’s and Mr. Potter’s total compensation for Fiscal Year 2025 was $9,501,919 and $876,098, respectively, for a combined total of $10,378,017.
Pay Ratio
This pay ratio for Fiscal Year 2025 is calculated in a manner consistent with SEC rules based on the methodology described above.

Median Employee	The annual total compensation of our median compensated employee (other than our President and CEO) was $34,601

Chief Executive Officer	The combined annual total compensation of our Interim President and CEO and our President and CEO was $10,378,017

Pay Ratio
The combined annual total compensation of our Interim President and CEO and President and CEO was approximately 300 times the annual total compensation of our median employee (other than our President and CEO)

Supplemental Pay Ratio
Mr. Potter’s total compensation for Fiscal Year 2025 included both inducement and make-whole new hire equity grants with a total grant date value of $3,263,333 as well as a relocation allowance of $500,000 net (or $625,376 gross). Mr. Lindberg’s total compensation for Fiscal Year 2025 included a severance payment of $340,525 as well as director cash and equity compensation with a total grant date value of $318,579. We believe a supplemental calculation of the combined annual total compensation of our Interim President and CEO and our President and CEO in Fiscal Year 2025 provides a more accurate presentation of our customary annual compensation for the position of our President and CEO by utilizing the combined annual total compensation used in the pay ratio above, but further excluding the inducement and make-whole new hire equity grants and the relocation allowance for Mr. Potter and the severance payment and the director cash and equity compensation for Mr. Lindberg. The supplemental pay ratio for Fiscal Year 2025 is set forth below

Median Employee	The annual total compensation of our median compensated employee (other than our President and CEO) was $34,601

Chief Executive Officer	The combined annual total compensation of our Interim President and CEO and our President and CEO as adjusted was $5,830,024

Pay Ratio
The combined annual total compensation of our Interim President and CEO and President and CEO as adjusted was approximately 168 times the annual total compensation of our median employee (other than our President and CEO)

2026 Proxy Statement	87

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Persons Transaction Policy
We have a written policy on transactions with related persons, which we refer to as our Related Person Policy. Our Related Person Policy requires the prompt disclosure to our General Counsel of any transaction in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest, with a related person being a person (i) who is or was at any time since the beginning of our last fiscal year, a director, director nominee, or executive officer; (ii) who is the beneficial holder of more than 5% of any class of our voting securities; (iii) any of their immediate family members; or (iv) any entity owned or controlled by any of the foregoing persons.
Our General Counsel will communicate that information to our Audit and Risk Committee. Our Related Person Policy provides that no related person transaction will be executed without the approval or ratification of our Audit and Risk Committee. It is our policy that any directors interested in a related person transaction must recuse themselves from any vote on a related person transaction in which they have an interest.
Related Party Transactions
STOCKHOLDERS AGREEMENT
On October 7, 2014, we entered into a stockholders agreement with an affiliate of H&F (referred to as the “H&F Investor”), certain then executive officers and their family trusts, including Messrs. Lindberg and Wilson, and certain of our then directors and their family trusts, including Messrs. Herman and York. We amended and restated this stockholders agreement on June 19, 2019 in connection with our IPO.
The Amended and Restated Stockholders Agreement provides, among other terms, that the Executive Stockholders (as defined in the Amended and Restated Stockholders Agreement) and the Read Trust Rollover Stockholders (as defined in the Amended and Restated Stockholders Agreement), trusts controlled by Mr. Lindberg, or members of his immediate family, acting together by majority vote, have the right to nominate one person (such person, the “Stockholder Nominee”) to our Board for so long as such stockholders collectively own at least 5% of outstanding shares of our common stock. The Amended and Restated Stockholders Agreement also provides that our Chief Executive Officer will be nominated to our Board.
Pursuant to the Amended and Restated Stockholders Agreement, we will include the Stockholder Nominee (if one is designated) and the Chief Executive Officer nominee on the slate that is included in the proxy statement relating to the election of directors of the class to which such persons belong and provide the highest level of support for the election of each such person as we provide to any other director nominee. In addition, each stockholder party to the Amended and Restated Stockholders Agreement agrees to vote in favor of the Company slate that is included in our proxy statement.
The Stockholder Nominee position is currently vacant, and Mr. Potter has been nominated to the Board as the Chief Executive Officer.
The Amended and Restated Stockholders Agreement contains provisions that entitle the Executive Stockholders and the Read Trust Rollover Stockholders to certain rights to have their securities registered by us under the Securities Act.

88

Certain Relationships and Related Party Transactions
INDEMNIFICATION OF DIRECTORS AND OFFICERS
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, together with our Amended and Restated Bylaws, provide that we will jointly and severally indemnify each indemnitee to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”) from and against all loss and liability suffered and expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with any threatened, pending, or completed action, suit or proceeding. Additionally, we agree to advance to the indemnitee all out-of-pocket costs of any type or nature whatsoever incurred in connection therewith.
LEASE ARRANGEMENTS
As of April 17, 2026, we leased fourteen store properties and one distribution center from entities in which Mr. Lindberg (the Chairman of the Board) or his family had a direct or indirect material interest. These entities received aggregate lease payments in Fiscal Year 2025 of $7.6 million. The leases on the properties expire on various dates between December 2026 and July 2042.

2026 Proxy Statement	89

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information about the beneficial ownership of the common stock of Grocery Outlet Holding Corp. as of April 7, 2026 for:
•each person known by us to own beneficially 5% or more of our outstanding shares of our common stock;
•each Named Executive Officer;
•each of our directors and nominees for director; and
•all of our executive officers and directors as a group.
For each executive officer, director, or director nominee, information with respect to beneficial ownership is based upon information furnished to us by such person and for each person known by us to own beneficially 5% or more of our outstanding shares of our common stock, based on information reported in Schedules 13D or 13G filed with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 7, 2026 and RSUs that vest within 60 days of April 7, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the equity award for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all common stock that they beneficially own.
The percentages of beneficial ownership set forth below are based on 98,922,672 shares of our common stock outstanding as of April 7, 2026, except for the 5% Stockholders, whose percentage of beneficial ownership is set forth in the relevant Schedule 13 G/A filing.
Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, California 94608.

Name Of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned (%)

5% Stockholders:
T. Rowe Price Investment Management, Inc.(1)	15,763,945	16.1
BlackRock, Inc.(2)	14,126,529	14.4
FMR LLC(3)	5,004,793	5.1
Named Executive Officers and Directors:
Jason Potter	623,675	*
Eric J. Lindberg, Jr.(4)	3,033,245	3.1
Christopher M. Miller(5)	48,600	*
Lindsay E. Gray	31,866	*

90

Security Ownership of Certain Beneficial Owners and Management

Name Of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned (%)

Named Executive Officers and Directors:
Steve K. Wilson(6)	238,542	*
Andrea R. Bortner(7)	81,456	*
Luke D. Thompson(8)	53,096	*
Pamela B. Burke(9)	218,605	*
Ramesh Chikkala	5,895	*
Frances L. Allen	—	*
John E. Bachman(10)	73,367	*
Mary Kay Haben(11)	33,367	*
Carey F. Jaros(10)	76,066	*
Michael K. Kobayashi(12)	11,839	*
Lawrence P. Molloy(12)	11,839	*
Gail Moody-Byrd(10)	30,306	*
Erik D. Ragatz(13)	1,301,966	1.3
Felicia D. Thornton	—	*
Jeffrey R. York(14)	210,791	*
All directors and executive officers as a group (17 persons)(15)	5,589,613	5.6
*    Indicates beneficial ownership of less than 1%.
(1)Based upon statements contained in a Schedule 13G/A (Amendment No. 2) filed by T. Rowe Price Investment Management, Inc. on January 8, 2026. According to the Schedule 13G/A, T. Rowe Price Investment Management, Inc., has sole voting power over 15,736,606 of the reported shares and sole dispositive power over 15,763,945 of the reported shares. The address of T. Rowe Price Investment Management, Inc. is 1307 Point Street, Baltimore, Maryland 21231.
(2)Based upon statements contained in a Schedule 13G/A (Amendment No. 5) filed by BlackRock, Inc. on July 17, 2025. The Schedule 13G/A includes holdings of subsidiaries of the holding company; BlackRock Fund Advisors and iShares Core S&P Small-Cap ETF are also reported as beneficial owners of more than 5% of our common stock. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 13,887,117 of the reported shares and sole dispositive power over 14,126,529 of the reported shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(3)Based upon statements contained in a Schedule 13G/A (Amendment No. 4) filed by FMR LLC and Abigail P. Johnson on April 7, 2026. According to the Schedule 13G/A, FMR LLC has sole voting power over 4,986,847 of the reported shares and sole dispositive power over 5,004,793 of the reported shares and Abigail P. Johnson has sole dispositive power over 5,004,793 of the reported shares. The address of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, Massachusetts 02210.
(4)Consists of (i) 433,013 shares directly held by Mr. Lindberg, (ii) 460 shares directly held by Mr. Lindberg’s spouse, (iii) 460 shares directly held by one of Mr. Lindberg’s children, (iv) 1,976,670 shares directly held by the Lindberg Revocable Trust u/a/d 2/14/06 of which Mr. Lindberg is a Trustee, (v) 401,500 shares directly held by the Lindberg Irrevocable Trust u/a/d 5/12/17 of which Mr. Lindberg is a Trustee, (vi) 10,692 RSUs that will vest within 60 days of April 7, 2026 and (vii) 210,450 shares subject to options which are currently exercisable or which will become exercisble within 60 days of April 7, 2026.
(5)Includes 32,391 shares subject to options which are currently exercisable or which will become exercisable within 60 days of April 7, 2026.
(6)Includes 124,362 shares subject to options which are currently exercisable or which will become exercisable within 60 days of April 7, 2026.
(7)Includes (i) 44,468 shares held by the Bortner Family Trust of which Ms. Bortner is a Trustee and (ii) 27,031 shares subject to options which are currently exercisable or which will become exercisable within 60 days of April 7, 2026.

2026 Proxy Statement	91

Security Ownership of Certain Beneficial Owners and Management
(8)Includes 25,470 shares subject to options which are currently exercisable or which will become exercisable within 60 days of April 7, 2026.
(9)Includes 154,265 shares subject to options which are currently exercisable or which will become exercisable within 60 days of April 7, 2026.
(10)Includes 10,692 RSUs that will vest within 60 days of April 7, 2026.
(11)Includes (i) 19,614 shares held as fully vested DSUs under our Director Deferral Plan and (ii) 10,692 RSUs that will vest within 60 days of April 7, 2026.
(12)Includes 11,839 RSUs that will vest within 60 days of April 7, 2026.
(13)Consists of shares of (i) 20,996 shares held directly by Mr. Ragatz, (ii) 539,785 shares held by a limited partnership controlled by Mr. Ragatz, (iii) 5,200 shares directly held by Mr. Ragatz’ spouse, (iv) 38,000 shares held by a 401(K) (not affiliated with the Company), (v) 651,500 held by the Ragatz Revocable Trust, of which Mr. Ragatz is a Trustee, (vi) 19,000 held by a limited liability company controlled by Mr. Ragatz, (vii) 16,793 shares held as fully vested DSUs under our Director Deferral Plan and (viii) 10,692 RSUs that will vest within 60 days of April 7, 2026.
(14)Consists of shares of (i) 80,099 shares held directly by Mr. York, (ii) 120,000 shares held by a holding company controlled by Mr. York, and (iii) 10,692 RSUs that will vest within 60 days of April 7, 2026.
(15)Including shares subject to options which are currently exercisable or which will become exercisable within 60 days of April 7, 2026 and shares subject to RSUs which will vest within 60 days of April 7, 2026
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 and the rules of the SEC require our directors and executive officers to file reports of their ownership and changes in ownership of common stock with the SEC. Our personnel generally prepare and file these reports for our directors and officers on the basis of information obtained from each director and officer and pursuant to a power of attorney. Based upon a review of filings with the SEC and/or written representations that no other reports were required, we believe that all of our directors and executive officers and, to our knowledge, beneficial owners of more than 10% of our common stock complied during fiscal 2025 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, except that one of our executive officers, Matthew P. Delly, filed a late Form 3 due to administrative difficulties in obtaining his Form ID under the new EDGAR Next system.

92

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information about our equity compensation plans as of January 3, 2026. All outstanding awards relate to our common stock.

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights (a)		Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights (b)		Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a)) (c)

Equity Compensation Plans Approved by Securityholders(1)	6,387,753	⁽²⁾	$14.43	⁽³⁾	33,227	⁽⁴⁾
Equity Compensation Plans Not Approved by Securityholders	—		—		—
Total	6,387,753		$14.43		33,227
(1)Consists of options, RSUs and PSUs issued under our 2019 Incentive Plan and our 2014 Stock Plan. The actual number of shares of our common stock issuable will be determined at the time of vesting and could be less. Our 2014 Stock Plan terminated in June 2019 in connection with the adoption of the 2019 Incentive Plan. We cannot issue any further awards under the 2014 Stock Plan.
(2)Includes (i) 1,716,759 shares of our common stock issuable in connection with time-based options, (ii) 240,396 shares of our common stock issuable in connection with market and performance-based options, (iii) 1,499,871 shares of common stock issuable in connection with unvested time-based RSUs; (iv) 119,906 shares of our common stock issuable in connection with DSUs under the Director Deferral Program and (v) 2,810,821 shares of common stock issuable in connection with unearned and unvested PSUs (assuming maximum performance level).
(3)Represents weighted average exercise price of outstanding options. Excludes RSUs and PSUs, which have no exercise price.
(4)Represents all shares of our common stock available for future issuance under the 2019 Incentive Plan as of January 3, 2026. On the first day of each fiscal year beginning in fiscal year 2020 and ending in fiscal year 2029, the 2019 Incentive Plan provides for an annual automatic increase of the shares of our common stock reserved for issuance in an amount equal to the positive difference between (i) 4% of the Outstanding Common Stock (as defined in the 2019 Incentive Plan) on the last day of the immediately preceding fiscal year and (ii) the plan share reserve on the last day of the immediately preceding fiscal year, or a lesser number as determined by our Board. Pursuant to this provision, on January 3, 2026, 2,684,397 new shares of our common stock became available for issuance under the 2019 Incentive Plan.

2026 Proxy Statement	93

PROPOSALS FOR CONSIDERATION AT ANNUAL MEETING
Proposal 1—Election of Ten Directors to Serve until the 2027 Annual Meeting of Stockholders
At our Annual Meeting, stockholders will elect ten directors to hold office until our 2027 annual meeting of stockholders. In 2022, we amended our Amended and Restated Certificate of Incorporation to declassify our Board following approval by our stockholders. The Restated Certificate of Incorporation provides that the term of all classes of directors will terminate at the 2026 annual meeting of stockholders. The nominees presented for election as directors are set forth on page 11. These nominees were recommended by our Nominating and Corporate Governance Committee and approved for nomination by our Board. Biographical information regarding the nominees and information regarding the qualifications of the nominees appears under the heading “Corporate Governance and Board Matters—Board of Directors—Director Backgrounds and Qualifications.” Our Nominating and Corporate Governance Committee and Board believes that each director nominee has the requisite experience, skills, qualification, personal and professional integrity, and understands our business and industry. Our Board believes that each director nominee has demonstrated the willingness and the ability to dedicate adequate time and attention to fulfill the responsibilities required as a director. The Board has determined that all nominees for election as directors are independent, with the exception of Mr. Lindberg and Mr. Potter.
The directors will serve until their successors have been duly elected and qualified, or until any such director’s earlier resignation, retirement or other termination of service. The individuals named as proxies in the form of proxy solicited by our Board intend to vote the represented shares of our common stock for such nominees, unless otherwise instructed on the form of proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Alternatively, the Board may reduce the size of the Board and, therefore, the number of directors to be elected. If any substitute nominee is designated, we will file amended proxy materials that, as applicable, identify any substitute nominee, disclose that such nominee has consented to being named in the revised proxy statement and to serve if elected, and include certain biographical and other information about such nominee as required by the rules of the SEC. We are not aware of any nominee who will be unable to or will not serve as a director.
Voting, Election and Conditional Resignations. Our Amended and Restated Bylaws provides that in an uncontested director election, a director nominee will be elected to the Board by the stockholders only if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. Although counted for quorum purposes, abstentions and broker non-votes, if any, will not be included in the total number of votes cast or be counted as votes for or against any nominee’s election.
If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Guidelines, we maintain a director resignation policy which provides for the contingent resignation of a director who receives more “against” votes than “for” votes in an uncontested director election, as well as the process of the Nominating and Corporate Governance Committee and the Board to review such resignation offer and publicly disclose the Board’s decision on whether to accept such offer.

✓	The Board unanimously recommends that the stockholders vote “FOR” the election of each of the nominees for directors.

94

Proposals for Consideration at Annual Meeting
Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2026
The Audit and Risk Committee has re-appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for Fiscal Year 2026.
Deloitte & Touche LLP has served as the independent auditor of the Company since 2007. In Fiscal Year 2025, its services included providing a report on the Company’s consolidated financial statements as of the end of and for Fiscal Year 2025 and on the effectiveness of the Company’s internal control over financial reporting as of the end of Fiscal Year 2025.
In determining that retaining Deloitte & Touche LLP for Fiscal Year 2026 was in the best interests of the Company and its stockholders, our Audit and Risk Committee reviewed:
•The significant benefits from Deloitte’s extensive historical experience, including:
◦Higher quality audit work and accounting advice due to Deloitte’s institutional knowledge of and familiarity with our business and operations, accounting policies and financial systems, and internal control framework; and
◦Operational efficiencies and a resulting reasonable fee structure reflecting Deloitte’s history and familiarity with our business;
•The positive assessment of management and the Audit and Risk Committee regarding Deloitte’s performance of services during Fiscal Year 2025;
•Deloitte’s qualifications, independence, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources (including its subject matter experts and investment in auditing technologies), evaluation of emerging issues, alternative treatments, and complex accounting matters in accordance with GAAP (including utilization of its national office, as appropriate), staffing (including annual assessment of the adequacy of personnel on our account, objectivity and professional skepticism), objectivity and professional skepticism;
•Deloitte’s rigorous process for monitoring and maintaining independence, and its transparent disclosure regarding related considerations;
•At the 2025 annual meeting of stockholders, stockholders voted over 99.5% in favor of the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2025; and
•The quality and frequency of Deloitte’s communications to and interactions with the Audit and Risk Committee, including the Chair, at meetings and between meetings.
The fees paid to Deloitte & Touche for services rendered for Fiscal Years 2024 and 2025 can be found under the heading “Other Audit and Risk Committee Matters” above.
The Company is not required by its Amended and Restated Bylaws or applicable law to submit the appointment of Deloitte & Touche for stockholder approval. However, as a matter of good corporate governance, the Board has determined to submit the Audit and Risk Committee’s appointment of Deloitte & Touche as our independent registered public accounting firm for Fiscal Year 2026 to stockholders for ratification. If stockholders do not ratify the appointment of Deloitte & Touche, the Audit and Risk Committee may consider such vote when determining whether to appoint our independent registered public accounting firm in the future, or determine to appoint another independent registered public accounting firm. In addition, even if stockholders ratify the Audit and Risk Committee’s selection, the Audit and Risk Committee, in its discretion, may appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and our stockholders.
A representative of Deloitte & Touche is expected to attend the 2026 Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to answer appropriate questions from stockholders.

✓
The Board unanimously recommends that the stockholders vote “FOR” Proposal 2 to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2026.

2026 Proxy Statement	95

Proposals for Consideration at Annual Meeting
Proposal 3—Advisory Vote to Approve Executive Compensation
We are asking our stockholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement as required by Section 14A of the Exchange Act. This Proposal No. 3, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.
In a non-binding advisory vote on the frequency of the Say-on-Pay proposal held at our 2020 annual meeting of stockholders, a majority of stockholders voted in favor of holding Say-on-Pay votes annually. In light of this result and other factors, our Board determined that we would hold advisory Say-on-Pay votes on an annual basis until the next required advisory vote on such frequency. The SEC rules require that an advisory vote on the frequency of the Say-on-Pay proposal is required to be presented for a non-binding advisory stockholder vote every six years. Therefore, this non-binding advisory vote on the frequency of the Say-on-Pay proposal is being presented at this 2026 Annual Meeting.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, develop, motivate, and retain our Named Executive Officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of specific annual and long-term goals, including strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the Fiscal Year 2025 compensation of our Named Executive Officers.
Our Board requests your advisory vote on the following resolution at the 2026 Annual Meeting:
RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables) is hereby approved.
This “Say-on-Pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

✓
The Board unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC.

96

Proposals for Consideration at Annual Meeting
Proposal 4—Advisory Vote on the Frequency of Advisory Votes on Executive Compensation
As discussed in Proposal 3, the Board values the input of stockholders regarding the Company’s executive compensation practices. As required by Section 14A of the Exchange Act, stockholders are also invited to express their views on how frequently advisory votes on executive compensation, such as Proposal 3, will occur. Stockholders can advise the Board on whether such votes should occur every year, every two years, or every three years or may abstain from voting.
After careful consideration, the Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time. The Board recommends that this vote be held every year because it believes that it allows our stockholders to provide us with direct input on our compensation philosophy, policies and practices on an annual basis.
This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

✓
The Board recommends a vote for “EVERY YEAR” as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to Item 402 of Regulation S-K under the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

2026 Proxy Statement	97

ADDITIONAL INFORMATION
Frequently Asked Questions About the Proxy Materials and the Annual Meeting
WHEN AND WHERE WILL THE MEETING TAKE PLACE?
The 2026 Annual Meeting will be held on Monday, June 1, 2026 at 11:00 a.m. Pacific Daylight Time. The 2026 Annual Meeting will be a virtual meeting of stockholders. You will be able to attend the 2026 Annual Meeting from any location with Internet connectivity and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/GO2026. To participate in the meeting, you must have the sixteen-digit number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction form (if you elected to receive proxy materials by mail). Online access to the 2026 Annual Meeting will begin at 10:45 a.m. Pacific Daylight Time on Monday, June 1, 2026. We encourage our stockholders to access the meeting prior to the start time.
HOW DO STOCKHOLDERS PARTICIPATE IN THE VIRTUAL MEETING?
To participate in the meeting, you must have the 16-digit number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction form if you elected to receive proxy materials by mail. You may access the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/GO2026. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.
If you are a stockholder of record, appointing a proxy in response to this solicitation will not affect your right to attend the 2026 Annual Meeting and to vote during the 2026 Annual Meeting. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other intermediary), you will receive instructions from your broker, bank or other nominee that you must follow to have your shares of our common stock voted.
This virtual meeting will provide substantially the same rights and advantages that would be provided by a physical meeting. Stockholders will be able to present questions online during the meeting, providing our stockholders with the opportunity for meaningful engagement with the Company. We will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure will be posted on the virtual meeting web portal. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
WHY DID I RECEIVE ONLY A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?
As permitted by the SEC, the Company is furnishing to stockholders its notice of the 2026 Annual Meeting (the “Notice”), this Proxy Statement and the 2025 Annual Report primarily over the Internet. On or about April 21, 2026, we will mail to each of our stockholders of record (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials via the Internet and how to submit a proxy electronically using the Internet. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the Notice of Internet Availability, you will not receive a paper copy of the proxy materials unless you request one.
We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while minimizing the environmental impact and the cost of printing and mailing paper copies.

98

Additional Information
WHAT IS THE PURPOSE OF THIS MEETING AND WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?
We are providing these proxy materials in connection with the solicitation by our Board of proxies to be voted at the 2026 Annual Meeting and any adjournment or postponement of the meeting.
At the 2026 Annual Meeting, you will be asked to vote on the following matters and the Board recommends you vote your shares of our common stock as follows:

Proposal		Voting Alternatives	Board Recommendation

1	Election of Directors	FOR or AGAINST the election of each of the director nominees ABSTAIN from voting on the matter	FOR each director nominee

2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal Year 2026 ABSTAIN from voting on the matter	FOR

3	Advisory Vote to Approve Executive Compensation	FOR or AGAINST the advisory vote to approve our Named Executive Officer compensation ABSTAIN from voting on the matter	FOR

4	Advisory Vote on the Frequency of Advisory Votes on Executive Compensation	EVERY YEAR, TWO YEARS or THREE YEARS on the frequency of future advisory vote to approve executive compensation ABSTAIN from voting on the matter	EVERY YEAR
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AT THE ANNUAL MEETING?

Vote Impact

Proposal No.	Vote Required	For	Against	Abstain	Broker Non-votes

Proposal No. 1	Majority of Shares Cast	For the director nominee(s)	Against the director nominee(s)	Not a vote cast (no effect)	Not entitled to vote (no effect)

Proposal No. 2	Majority of Shares Present or Represented and Entitled to Vote	For the proposal	Against the proposal	Against the proposal	N/A (brokers entitled to vote)

Proposal No. 3	Majority of Shares Present or Represented and Entitled to Vote	For the proposal	Against the proposal	Against the proposal	Not entitled to vote (no effect)

Proposal No.	Vote Required	One Year	Two Years	Three Years	Abstain	Broker Non-votes

Proposal No. 4	Majority of Shares Present or Represented and Entitled to Vote	For every one year	For every two years	For every three years	Against all other options	Not entitled to vote (no effect)
With respect to Proposal 4, our Board expects to be guided by the alternative that receives the greatest number of votes.

2026 Proxy Statement	99

Additional Information
Voting, Election and Conditional Resignations. With respect to Proposal No. 1, our Amended and Restated Bylaws provide that in an uncontested director election, a director nominee will be elected to the Board by the stockholders only if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. Although counted for quorum purposes, abstentions, and broker non-votes, if any, will not be included in the total number of votes cast or be counted as votes for or against any nominee’s election. Proxies may not be voted for more than ten directors and stockholders may not cumulate votes in the election of directors.
If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Guidelines, we maintain a director resignation policy which provides for the contingent resignation of a director who receives more “against” votes than “for” votes in an uncontested director election, as well as the process of the Nominating and Corporate Governance Committee and the Board to review such resignation offer and publicly disclose the Board’s decision on whether to accept such offer.
ARE ALL CLASSES OF THE COMPANY’S DIRECTORS STANDING FOR ELECTION TO THE BOARD OF DIRECTORS AT THE ANNUAL MEETING?
Yes. In 2022, we amended our Amended and Restated Certificate of Incorporation to declassify our Board following approval by our stockholders. Beginning with this Annual Meeting, each nominated director will stand for election for a one-year term.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
If at the close of business on the record date, April 7, 2026, you were a stockholder of record or held shares through a bank, broker or other intermediary, you may vote your shares of our common stock on the matters presented at the 2026 Annual Meeting. You have one vote for each share of our common stock that you owned at the close of business on the record date. As of that date, there were 98,922,672 shares of our common stock outstanding entitled to vote. There is no other class of voting securities outstanding.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND HOLDING SHARES AS A BENEFICIAL OWNER?
Key distinctions between shares held of record and those owned beneficially are summarized below.
Stockholder of Record
If your shares of our common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered to be the stockholder of record with respect to those shares, and we have sent the Notice of Internet Availability directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote during the live webcast of the 2026 Annual Meeting. However, even if you plan to attend the 2026 Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the 2026 Annual Meeting.
Beneficial Owner Stockholders
If you hold your shares of our common stock through a bank, broker or other intermediary, you are considered to be the beneficial owner of shares held in “street name,” and the Notice of Internet Availability has been forwarded to you by your bank, broker, or intermediary (which is considered to be the stockholder of record with respect to those shares). Most of our stockholders are beneficial owner stockholders. As a beneficial owner, you have the right to direct your bank, broker, or intermediary on how to vote. Your bank, broker, or intermediary has sent you a voting instruction form for you to use in directing the bank, broker, or intermediary regarding how to vote your shares. The availability of online voting during the meeting for beneficial stockholders may depend on the voting procedures of the organization that holds your shares. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them. Even if you plan to attend the 2026 Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the 2026 Annual Meeting.

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Additional Information
WHAT OPTIONS ARE AVAILABLE TO ME TO VOTE MY SHARES?
Whether you hold shares directly as the stockholder of record or indirectly through a bank, broker, or other intermediary, your shares of our common stock may be voted by following any of the voting options available to you below:
You may vote via the Internet.
•You can submit your proxy or voting instructions over the Internet by following the instructions provided in the Notice of Internet Availability or, if you received a printed set of the proxy materials by mail, on the proxy card or voting instruction form.
You may vote via the telephone.
•If you are a stockholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card you received if you received a printed set of the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone.
•Most beneficial owner stockholders (also referred to as holding shares in “street name”) may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker, or other intermediary. Those stockholders should check the voting instruction form for telephone voting instructions and availability.
You may vote by mail.
•If you received a printed set of the proxy materials, you can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.
You may vote during the meeting.
•Stockholders of record may vote while attending 2026 Annual Meeting via live webcast while the polls remain open by visiting www.virtualshareholdermeeting.com/GO2026. You will need your 16-digit number found in the Notice of Internet Availability or your proxy card. If you are the beneficial owner of shares holding your shares through a bank, broker, or other intermediary, you should receive separate instructions from the holder of record of your common stock describing how you can vote that stock.
Even if you plan to attend the 2026 Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares of our common stock at the 2026 Annual Meeting. This will ensure that your vote will be counted if you later are unable to attend.
WHAT IF I DON’T VOTE FOR SOME OF THE ITEMS LISTED ON MY PROXY CARD OR VOTING INSTRUCTION FORM?
If you properly execute and return your proxy card but do not mark selections, your shares of our common stock will be voted in accordance with the recommendations of our Board. If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares of our common stock will be voted in accordance with your instructions.
If you are a beneficial owner and hold your shares in street name through a bank, broker, or other intermediary and do not give voting instructions to the bank, broker, or intermediary, the bank, broker, or other intermediary, as applicable, will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters (sometimes referred to as “broker discretionary voting”), such as the ratification of the appointment of an independent registered public accounting firm, but do not have discretion to vote on non-routine matters, including the election of directors and the advisory vote to approve named executive officer compensation. Our Proposal 2 (ratification of the appointment of our independent registered public accounting firm for Fiscal Year 2026) is the only proposal in this Proxy Statement that is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your broker cannot vote your shares.

2026 Proxy Statement	101

Additional Information
If you do not provide voting instructions to your broker, and your broker indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares of our common stock will be considered to be “broker non-votes” with regard to that matter.
If you are a stockholder of record, then your shares of our common stock will not be voted if you do not provide your proxy, unless you attend the live webcast and vote online during the 2026 Annual Meeting.
HOW IS A QUORUM DETERMINED?
The representation, at the 2026 Annual Meeting or by proxy, of holders entitled to cast at least a majority of the votes entitled to be cast at the 2026 Annual Meeting constitutes a quorum at the 2026 Annual Meeting. Shares represented by proxy or voting instructions are considered present and entitled to vote for purposes of establishing a quorum for the transaction of business at the 2026 Annual Meeting. If a quorum is not present by attendance at the 2026 Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the meeting, until a quorum is present. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
Yes. Any stockholder of record has the power to change or revoke a previously submitted proxy at any time before it is voted at the 2026 Annual Meeting by:
•Submitting to our Corporate Secretary, before the voting at the 2026 Annual Meeting, a written notice of revocation bearing a later date than the proxy;
•Timely delivery of a valid, later-dated proxy (only the last proxy submitted by a stockholder by Internet, telephone or mail will be counted); or
•Attending the 2026 Annual Meeting and voting during the live webcast while the polls are open; however, attendance at the 2026 Annual Meeting will not by itself constitute a revocation of a proxy.
For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker, or intermediary holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker, or intermediary.
ARE THERE OTHER MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING?
We do not know of any other matters that may come before the 2026 Annual Meeting other than Proposals 1, 2, 3 and 4 included herein. If any other matters are properly presented at the 2026 Annual Meeting, the persons named as proxies in the enclosed proxy card intend to vote or otherwise act in accordance with their judgment on the matter.
IS A LIST OF STOCKHOLDERS AVAILABLE?
A list of stockholders will be open for examination electronically by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the 2026 Annual Meeting by contacting our Investor Relations department at (510) 244-3703. A list of stockholders will also be open for examination by any stockholder during the 2026 Annual Meeting at www.proxyvote.com.
WHERE CAN I FIND THE VOTING RESULTS?
We intend to announce preliminary voting results at the 2026 Annual Meeting and final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the 2026 Annual Meeting.

102

Additional Information
WHO IS SOLICITING PROXIES, HOW ARE THEY BEING SOLICITED, AND WHO PAYS THE COST?
The solicitation of proxies is being made on behalf of our Board and we will bear the costs of the solicitation. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. No additional compensation will be paid to our directors, officers or other employees for such services.

2026 Proxy Statement	103

OTHER MATTERS
Our Board does not presently intend to bring any other business before the meeting, and, so far as is known to our Board, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Availability of Our 2025 Annual Report
Our 2025 Annual Report has been posted, and is available without charge, at www.proxyvote.com. For stockholders receiving a Notice of Internet Availability, such Notice will contain instructions on how to request a printed copy of our 2025 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2025 Annual Report has also been provided to you (including the financial statements and the financial statement schedules but excluding the exhibits thereto). In addition, we will provide, without charge, a copy of our 2025 Annual Report (including the financial statements and the financial statement schedules but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our common stock. Requests can be made by writing to Corporate Secretary, c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, CA 94608.
Stockholder Proposals and Director Nominations for the 2027 Annual Meeting of Stockholders
Stockholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in our proxy materials to be distributed in connection with our 2027 annual meeting of stockholders must submit their proposals in accordance with that rule so that they are received by our Corporate Secretary at 5650 Hollis Street, Emeryville, CA 94608 by registered, certified, or express mail no later than the close of business on December 22, 2026. If the date of our 2027 annual meeting is more than 30 days before or after June 1, 2027, then the deadline to timely receive such material will be a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that it will be included in our proxy materials.
Our Amended and Restated Bylaws provide procedures by which a stockholder may bring business before any meeting of stockholders or nominate individuals for election to our Board at an annual meeting of stockholders. If a stockholder wishes to bring business to a meeting for consideration other than a matter brought pursuant to SEC Rule 14a-8 or to nominate one or more persons for election to our Board, the stockholder must deliver a written notice to our Corporate Secretary at the address written above and provide the information required by the provisions of our Amended and Restated Bylaws dealing with stockholder proposals or director nominations. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable. The notice of such a proposal or director nomination must be delivered to (or mailed to and received at) the address set forth above no earlier than February 1, 2027 and no later than March 3, 2027, unless our 2027 annual meeting of stockholders is to be held more than 30 days before, or more than 70 days after, June 1, 2027, in which case the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2027 annual meeting and not later than the close of business on the later of the 90th day prior to the 2027 annual meeting and the 10th day after public announcement of the date of the 2027 annual meeting is first made by the Company. Public announcement of an adjournment or postponement of an annual meeting will not commence a new time period for the giving of stockholder notice. If the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board by February 21, 2027, then a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Corporate Secretary not later than the close of business on the tenth calendar day following the day on which such public announcement is first made by the Company. The requirements for such stockholder’s notice are set forth in our Amended and Restated Bylaws, which are posted in the Corporate Governance section of the Investor Relations page on our website at https://investors.groceryoutlet.com.

104

Other Matters
Candidates proposed by stockholders in accordance with the procedures set forth in the Company’s Amended and Restated Bylaws will be considered by the Nominating and Corporate Governance Committee under criteria similar to the evaluation of other candidates set forth above in “—Director Recruitment, Nomination and Appointments.” Candidates submitted this way may include an analysis of the candidate from our management. Any stockholder making a nomination in accordance with the foregoing process will be notified of the Nominating and Corporate Governance Committee’s decision.
Certain stockholders have director nomination rights pursuant to our Amended and Restated Stockholders Agreement. See “—Nomination Rights and Support Obligations under our Amended and Restated Stockholders Agreement” above for more information.
Delivery of Documents to Stockholders Sharing an Address
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement and the 2025 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and the 2025 Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, CA 94608 or by phone at (510) 346-5166. If you participate in householding and wish to receive a separate copy of this Proxy Statement and the 2025 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above and such separate copies will be delivered promptly.
If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this Proxy Statement or the 2025 Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.
Transfer Agent Information
Equiniti Trust Company, LLC, or EQ, is the transfer agent for our common stock. EQ can be reached at PO Box 500, Newark, NJ 07101, Attention: Shareholder Services, (800) 937-5449 or (718) 921-8124. You should contact EQ if you are a registered stockholder and have a question about your account or if you would like to report a change in your name or address. For assistance online go to https://equiniti.com/us/ast-access/individuals and select GET HELP. The information available on this website is not incorporated herein or otherwise part of this Proxy Statement.

2026 Proxy Statement	105

Other Matters
Forward-Looking Statements
Certain statements contained in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement other than statements of historical fact may constitute forward-looking statements, including statements regarding our future operating results and financial position, our business strategy and plans, the opening of new stores and new store growth, benefits, costs and activities associated with the Restructuring Plan and Optimization Plan as defined in our 2025 Annual Report, our enterprise resource planning system impacts, business and market trends, macroeconomic and geopolitical conditions, our private label program, our share of the excess inventory market, and the sufficiency of our cash balances, working capital and cash generated from operating, investing, and financing activities for our future liquidity and capital resource needs. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "outlook," "plan," "project," "seek," "will," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied by any forward-looking statements we make, including those described under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our 2025 Annual Report or as described in other subsequent reports we file with the SEC. We encourage you to read our 2025 Annual Report and our other filings with the SEC carefully. Moreover, we operate in a very competitive and rapidly changing environment, and new risks emerge from time to time.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, and our expectations based on third-party information and projections are from sources that management believes to be reputable, we cannot guarantee future results, levels of activities, performance or achievements. These forward-looking statements are made as of the date of this Proxy Statement or as of the date specified herein and we have based these forward-looking statements on our current expectations and projections about future events and trends. Except as required by law, we do not undertake any duty to update any of these forward-looking statements after the date of this report or to conform these statements to actual results or revised expectations.

106

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GO2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93652-P47898 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GROCERY OUTLET HOLDING CORP.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Frances L. Allen	☐	☐	☐
1b. John E. Bachman	☐	☐	☐
1c. Mary Kay Haben	☐	☐	☐
1d. Carey F. Jaros	☐	☐	☐
1e. Michael K. Kobayashi	☐	☐	☐
1f. Eric J. Lindberg, Jr.	☐	☐	☐
1g. Lawrence P. Molloy	☐	☐	☐
1h. Jason Potter	☐	☐	☐
1i. Felicia D. Thornton	☐	☐	☐
1j. Jeffrey R. York	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	**For**	**Against**	**Abstain**
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year ending January 2, 2027.	☐	☐	☐
3. To approve an advisory (non-binding) vote on the Company's named executive compensation.	☐	☐	☐

The Board of Directors recommends you vote for One Year on proposal 4:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. To provide an advisory (non-binding) vote on the frequency of advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: In their discretion, the proxies, and each of them acting alone, are authorized to vote on such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V93653-P47898

GROCERY OUTLET bargain market

GROCERY OUTLET HOLDING CORP.
Annual Meeting of Stockholders
June 1, 2026 11:00 AM Pacific Daylight Time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Jason Potter and Luke D. Thompson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Grocery Outlet Holding Corp. ("Grocery Outlet" or the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Grocery Outlet to be held on June 1, 2026 at 11:00 AM Pacific Daylight Time at www.virtualshareholdermeeting.com/GO2026 and any adjournment or postponement thereof (the "Annual Meeting"). The undersigned revokes any proxy previously given to vote at such meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side